UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number 811-09453
                                                     ---------------------

                Nuveen Michigan Dividend Advantage Municipal Fund
 ------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)



                               Nuveen Investments
                             333 West Wacker Drive
                               Chicago, IL 60606
------------------------------------------------------------------------------
               (Address of principal executive offices) (Zip code)

                               Jessica R. Droeger
                               Nuveen Investments
                             333 West Wacker Drive
                               Chicago, IL 60606
------------------------------------------------------------------------------
                     (Name and address of agent for service)

      Registrant's telephone number, including area code:  (312) 917-7700
                                                           -------------------

                  Date of fiscal year end: July 31, 2003
                                           ------------------

                  Date of reporting period:   July 31, 2003
                                            -----------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

                                         Nuveen
                           Municipal Closed-End
                                Exchange-Traded
                                          Funds

ANNUAL REPORT July 31, 2003

                                                MICHIGAN
                                                NUM
                                                NMP
                                                NZW

                                                OHIO
                                                NUO
                                                NXI
                                                NBJ
                                                NVJ

PHOTO OF: WOMAN AND GIRL TALKING.
PHOTO OF: MAN AND GIRL ON COMPUTER.

                                    DEPENDABLE,
                                TAX-FREE INCOME
                                        BECAUSE
                        IT'S NOT WHAT YOU EARN,
                            IT'S WHAT YOU KEEP.(R)


Logo: NUVEEN Investments

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Logo: NUVEEN Investments

Photo of: Timothy R. Schwertfeger
Chairman of the Board

Sidebar text: "NO ONE KNOWS WHAT THE FUTURE WILL BRING, WHICH IS WHY WE THINK A
WELL-BALANCED PORTFOLIO ..... IS AN IMPORTANT COMPONENT IN ACHIEVING YOUR
LONG-TERM FINANCIAL GOALS."

Dear
  SHAREHOLDER

Once again, I am pleased to report that over the most recent reporting period your Fund continued to provide you with attractive tax-free monthly income and the opportunity for increased portfolio diversification. For more specific information about the performance of your Fund, please see the Portfolio Manager's Comments and Performance Overview sections of this report.

With interest rates at historically low levels, many have begun to wonder whether interest rates will rise, and whether that possibility should cause them to adjust their holdings of fixed-income investments. No one knows what the future will bring, which is why we think a well-balanced portfolio that is structured and carefully monitored with the help of an investment professional is an important component in achieving your long-term financial goals. A well-diversified portfolio may actually help to reduce your overall investment risk, and we believe that municipal bond investments like your Nuveen Fund can be important building blocks in a portfolio crafted to perform well through a variety of market conditions.

I'd also like to direct your attention to the inside front cover of this report, which explains the quick and easy process to begin receiving Fund reports like this via e-mail and the internet. Thousands of Nuveen Fund shareholders already have signed-up, and they are getting their Fund information faster and more conveniently than ever. I urge you to consider joining them.

Since 1898, Nuveen Investments has offered financial products and solutions that incorporate careful research, diversification, and the application of conservative risk-management principles. We are grateful that you have chosen us as a partner as you pursue your financial goals. We look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

/s/ Timothy R. Schwertfeger

Timothy R. Schwertfeger
Chairman of the Board

September 15, 2003

Nuveen Michigan and Ohio Municipal Closed-End Exchange-Traded Funds (NUM, NMP, NZW, NUO, NXI, NBJ, NVJ)

Portfolio Manager's
               COMMENTS

Portfolio manager Rick Huber discusses economic and market conditions, key investment strategies and the recent performance of the Funds. With 18 years of investment experience, Rick has managed NUO, NXI, and NBJ since 2001. He added NVJ at its inception in March 2002. Rick assumed portfolio management responsibility for the three Michigan Funds in January 2003.


WHAT FACTORS AFFECTED THE U.S. ECONOMY AND MUNICIPAL MARKET DURING THE TWELVE-MONTH PERIOD ENDED JULY 31, 2003?
In June 2003, the Federal Reserve cut the fed funds rate to 1.0%, its lowest level since 1958. Also in June, the GDP growth rate for the first quarter of 2003 was revised downward to 1.4%. The preliminary second-quarter growth rate announced in July was 2.4%, which continued to lag the 3% level some economists consider to be indicative of a recovery.

This was just the latest evidence of the two factors that, in our opinion, continued to have the greatest influence on the performance of the U.S. economy and the municipal market over the course of this reporting period - historically low interest rate levels and the sluggish pace of economic growth. In addition, inflation remained dormant through the period, while comments by the Fed kept the topic of potential deflation in the news.

In combination, the slow rate of economic recovery, low interest rates and lack of inflationary pressures created conditions that helped many municipal bonds perform well during much of this reporting period. However, in July 2003 some stronger-than-expected economic data raised the specter of a tighter monetary policy sooner rather than later. This, along with volatility in the mortgage-backed securities market, precipitated a spike in bond yields and a corresponding drop in bond prices that impacted all fixed-income markets. One barometer of the volatility experienced in the bond markets during the month of July was the yield on the benchmark 10-year U.S. Treasury, which jumped approximately 150 basis points from 45-year lows in June to its highest point in more than a year by July 31, 2003.

During the first seven months of 2003, the municipal market followed up the record issuance of 2002 with continued strong supply, issuing $230 billion in new bonds. This represented an increase of 18% over the same period in 2002. Much of the increase in supply reflected issuance intended to address the fiscal problems facing many states as the result of slow growth, rising costs (especially for healthcare and pensions), and sharp declines in the collection of income and capital gains taxes. Matching the increased supply, demand for municipal bonds also remained strong from both individual and institutional investors, particularly insurance companies.

HOW WERE ECONOMIC AND MARKET CONDITIONS IN MICHIGAN AND OHIO?
Because of its heavy dependence on the manufacturing sector, Michigan's recession has been longer and deeper than some other states. Faced with weaker vehicle sales in recent months, the state's auto manufacturers and suppliers continued to struggle to hold onto eroding market shares. Office furniture manufacturing in western Michigan also remained stalled, reflecting the ongoing weakness in commercial construction. Job creation in the state's growing biotech sector provided one of the few bright spots in Michigan's slowly diversifying industrial and economic base. The state recently approved its $37.9 billion fiscal 2004 budget, closing a gap of nearly $2 billion through spending cuts, tax increases and the use of federal receipts. Overall, we think Michigan's debt position remained well managed, with a relatively low overall debt burden and fully-funded pension liabilities. While the state's credit rating of Aaa/AAA with Moody's and Standard & Poor's, respectively, remained intact over this reporting period, both agencies are keeping a close eye on the state. As of July 31, 2003, Moody's and Standard & Poor's maintained negative outlooks on the state.

Like neighboring Michigan, Ohio's economy also is heavily reliant on manufacturing, and several of its major industries--autos, machinery and steel--all suffered during the national economic slowdown.

While the state's recovery continued to be delayed by its dependence on manufacturing, Ohio's large wholesale and warehousing industry showed some improvement as businesses began to restock inventories. The state's industrial base continued to diversify, especially in the major metropolitan areas, and the below-average cost of doing business in the state as well as the presence of numerous corporate headquarters helped support a modest level of economic recovery. Despite the depletion of its reserve funds, Ohio ended fiscal 2003 with a small surplus resulting from federal receipts and tax increases enacted earlier in 2003. While we think the state's debt levels are moderate relative to its substantial economic base, pension liabilities were still not fully funded as of July 31, 2003. In the first seven months of 2003, Ohio issued $5.6 billion in new municipal paper, an increase of 51% over the same period in 2002. The state's $7.5 billion of general obligation debt continued to be rated Aa1/AA+, by Moody's and Standard & Poor's, respectively. In July 2003, S&P revised its outlook to stable from negative, while Moody's maintained a negative outlook.

HOW DID THE FUNDS PERFORM OVER THE TWELVE-MONTHS ENDED JULY 31, 2003?

Individual results for these Funds, as well as for selected benchmarks, are presented in the accompanying table.

                             TOTAL RETURN          LEHMAN      LIPPER
            MARKET YIELD           ON NAV   TOTAL RETURN1    AVERAGE2
---------------------------------------------------------------------
                                   1 YEAR          1 YEAR      1 YEAR
                   TAXABLE-         ENDED           ENDED       ENDED
       7/31/03  EQUIVALENT3       7/31/03         7/31/03     7/31/03
---------------------------------------------------------------------
NUM      6.06%        8.78%         4.35%           3.60%       4.45%
---------------------------------------------------------------------
NMP      6.22%        9.01%         3.71%           3.60%       4.45%
---------------------------------------------------------------------
NZW      5.92%        8.58%         5.01%           3.60%       4.45%
---------------------------------------------------------------------
NUO      5.88%        8.78%         4.84%           3.60%       4.35%
---------------------------------------------------------------------
NXI      6.61%        9.87%         5.09%           3.60%       4.35%
---------------------------------------------------------------------
NBJ      6.31%        9.42%         4.74%           3.60%       4.35%
---------------------------------------------------------------------
NVJ      6.08%        9.07%         3.81%           3.60%       4.35%
---------------------------------------------------------------------
Past performance is not predictive of future results.

For additional information, see the individual Performance Overview for your Fund in this report.

For the twelve months ended July 31, 2003, all of the Funds in this report outperformed the national, unleveraged Lehman Brothers Municipal Bond Index. One of the factors that benefited the performance of these Funds in comparison with the Lehman index was their use of leverage, a strategy that can provide the opportunity for additional income for common shareholders, especially during periods of low short-term interest rates. Income is an important component of total return for any bond investment, and additional income can lead to enhanced total returns. In general over this period, most of the Funds were also helped by their relatively longer durations.4 During periods of declining interest rates, such as that we experienced over most of the twelve-month period, investments with longer durations generally would be expected to perform better than those with shorter durations, all other factors being equal. As of July 31, 2003, the durations of these Funds ranged from 8.77 for NMP to 15.05 for NZW, compared with 8.17 for the Lehman index.

In addition to leverage and duration, factors such as call exposure, portfolio trading activity and the price movement of specific sectors and holdings also had an impact on the Funds' performances. For example, NMP had a large position in bonds with short call provisions, which contributed to its modest underperformance relative to the other funds over this reporting period. NMP also held $1 million (par value) in bonds issued by the Puerto Rico Ports Authority and backed by American Airlines. Over the past year, the market value of most airline-backed bonds fell, due in part to a decline in passenger volume and in part to the well-documented financial struggles of many carriers. The depreciation of these bonds over the reporting period had a negative impact on NMP's total return. In addition, both NMP and NUM held small positions in bonds issued for Detroit Medical Center, the largest healthcare provider in the Detroit metropolitan area. These securities underperformed the market during the last months of the reporting period, reflecting operating


1 The total annual returns on common share net asset value (NAV) for these Nuveen Funds are compared with the total annual return of the Lehman Brothers Municipal Bond Index, an unleveraged, unmanaged national index comprising a broad range of investment-grade municipal bonds. Results for the Lehman index do not reflect any expenses.

2 The total returns of the Nuveen Michigan Funds are compared with the average annualized return of the 6 funds in the Lipper Michigan Municipal Debt Funds category, while the total returns of the Nuveen Ohio Funds are compared with the average annualized return of the 36 funds in the Lipper Other States Municipal Debt Funds category. Fund and Lipper returns assume reinvestment of dividends. It should be noted that the performance of the Lipper Other States category represents the overall average of annual returns for funds from 10 different states with a wide variety of economic and municipal market conditions and investment guidelines, making direct comparisons less applicable.

3 The taxable-equivalent yield represents the yield that must be earned on a taxable investment in order to equal the yield of the Nuveen Fund on an after-tax basis. The taxable-equivalent yield is based on the Fund's market yield on the indicated date and a federal income tax rate of 28% plus the applicable state income tax rate. The combined federal and state tax rates used in this report are as follows: Michigan 31% and Ohio 33%.

4 Duration is a measure of a Fund's NAV volatility in reaction to interest rate movements. Fund duration, also known as leverage-adjusted duration, takes into account the leveraging process for a Fund and therefore is generally longer than the duration of the actual portfolio of individual bonds that make up the Fund. References to duration in this commentary are intended to indicate Fund duration unless otherwise noted.

losses at two of the Center's nine hospitals. New management, as well as a public task force, is currently examining ways to deal with future funding, including public subsidies.

Among the Ohio Funds, the performance of NVJ, which was assembled in the lower interest rate environment of March 2002, was affected by the relatively higher number of lower-yielding securities in its portfolio. As mentioned earlier, income plays an important part in a bond fund's total return. In addition, this Fund held a higher percentage of tobacco-backed bonds relative to the other three Ohio Funds, which cost NVJ approximately 30 basis points in performance over this reporting period.

HOW DID THE MARKET ENVIRONMENT AFFECT THE FUNDS' DIVIDENDS AND SHARE PRICES?
As noted earlier, with short-term interest rates at historically low levels, the dividend-paying capabilities of these Funds benefited from their use of leverage. The amount of this benefit is tied in part to the short-term rates the Funds pay their MuniPreferred(R) shareholders. Low short-term rates can enable the Funds to reduce the amount of income paid to MuniPreferred shareholders, which can potentially leave more earnings to support common share dividends.

During the twelve months ended July 31, 2003, the continued low level of short-term interest rates enabled us to implement three dividend increases in NMP, NZW, NUO, NXI and NBJ and two in NUM. As of July 2003, NVJ--the newest Fund in this report--had paid shareholders stable, attractive dividends for 15 consecutive months.

Although the share prices and net asset values of these Funds performed well during much of this reporting period, the increased volatility that led to an overall weakening of bond prices during July 2003 resulted in share prices and NAVs that were generally lower on July 31, 2003, than they were one year earlier. NZW was the only Fund to end the period with a higher share price. As of July 31, 2003, NUM, NZW and NUO were trading at premiums to their common share NAVs, while NXI, NBJ and NVJ had moved to trading at slight discounts, and NMP continued to trade at a small discount (see charts on individual Performance Overview pages).

WHAT KEY STRATEGIES WERE USED TO MANAGE THESE FUNDS DURING THE TWELVE-MONTHS ENDED JULY 31, 2003?
Over this reporting period, we continued to place strong emphasis on diversifying the portfolios, improving call protection and enhancing each Fund's dividend-paying capabilities. Strategically, our main focus centered on systematically controlling the Funds' durations, which we believed would enhance our ability to mitigate the Funds' interest rate risk and produce more consistent returns over time. Interest rate risk is the risk that the value of a Fund's portfolio will decline when market interest rates rise (since bond prices move in the opposite direction of interest rates). The longer the duration of a Fund's portfolio, the greater its interest rate risk.

In line with our duration strategy, we concentrated on finding value in the intermediate part of the yield curve (i.e., bonds that mature in 15 to 20 years), particularly for the newer Funds with generally longer durations. In many cases, bonds in this part of the curve offered yields similar to those of longer-term bonds but, in our opinion, had less inherent interest rate risk. In some of the older Funds (NUM, NMP and NUO), the need to replace shorter duration bonds that were called from the portfolios with current bonds having longer durations served to extend the Funds' durations slightly over this period.

In general, the relatively heavy issuances in the Michigan and Ohio municipal markets over the period increased our trading opportunities. In both markets, we continued to look for bonds that we believed had the potential to perform relatively well regardless of the future direction of interest rates. We also watched for opportunities to take losses on selected securities in order to offset the generation of capital gains. Over the twelve-month period, the Michigan and Ohio Funds generally had significant holdings of healthcare and water and sewer bonds, which were among the top performing Lehman revenue sectors for this reporting period. In Ohio, specifically, we participated in a number of larger issues, including those for City of Cincinnati Water System.

As of July 31, 2003, each of the Michigan and Ohio Funds, except for NZW, also had small positions in bonds backed by the 1998 master tobacco settlement agreement. In recent months, the prices of these bonds weakened as the result of lawsuits involving the major tobacco companies as well as the increased issuance of such bonds by states planning to use the proceeds to help close budget gaps. Although the sector as a whole produced negative returns over the twelve months ended July 31, 2003, tobacco-backed bonds showed some recovery toward the end of the period. As of the end of this reporting period, our strategy was to maintain our tobacco holdings while we continued to regularly evaluate the situation.

Given the current geopolitical and economic climate, we believed that maintaining strong credit quality remained a vital requirement. As of July 31, 2003, the Michigan and Ohio Funds all offered excellent credit quality, with allocations of bonds rated AAA/U.S. guaranteed and AA ranging from 64% to 86%. In general, our weightings in insured and AAA bonds benefited the performance of these Funds during the past year.

WHAT IS YOUR OUTLOOK FOR THESE FUNDS?
We continue to believe that the U.S. economy is slowly headed for a recovery. We also think that inflation and interest rates will remain relatively low over the near term. However, an eventual rise in interest rates remains a distinct risk, and we plan to keep a careful watch on the Funds' durations and holdings in order to be as well positioned as possible if and when this happens.

All of these Funds, with the exception of NMP, offer good levels of call protection, with potential call exposure ranging from zero in NZW and NVJ to 14% in NUO through the end of 2004. During this recently completed reporting period, we worked to mitigate the call risk of the three older Funds, especially NMP. As of July 31, 2003, NMP's potential call exposure through 2003 and 2004 was 18%, down from 26% one year earlier. The number of actual calls in all of these Funds will depend largely on market interest rates in coming months.

Looking ahead, we will continue to manage the Funds' durations and seek to enhance their income-generating capabilities. We also plan to continue closely monitoring the budgetary situations in both states. We believe that these Nuveen Funds remain attractive sources of tax-free income, and continue to offer the potential for considerable portfolio diversification.

Nuveen Michigan Quality Income Municipal Fund, Inc.

Performance
   OVERVIEW As of July 31, 2003

NUM

Pie Chart:
CREDIT QUALITY
AAA/U.S. Guaranteed                81%
AA                                  3%
A                                  10%
BBB                                 4%
NR                                  1%
BB or lower                         1%


PORTFOLIO STATISTICS
--------------------------------------------------
Share Price                                 $15.45
--------------------------------------------------
Common Share Net Asset Value                $15.14
--------------------------------------------------
Market Yield                                 6.06%
--------------------------------------------------
Taxable-Equivalent Yield
(Federal Income Tax Rate)1                   8.42%
--------------------------------------------------
Taxable-Equivalent Yield
(Federal and State Income Tax Rate)1         8.78%
--------------------------------------------------
Net Assets Applicable to
Common Shares ($000)                      $176,186
--------------------------------------------------
Average Effective Maturity (Years)           17.78
--------------------------------------------------
Leverage-Adjusted Duration                   11.85
--------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN (Inception 10/17/91)
--------------------------------------------------

                      ON SHARE PRICE        ON NAV
--------------------------------------------------
1-Year                         2.40%         4.35%
--------------------------------------------------
5-Year                         4.18%         5.54%
--------------------------------------------------
10-Year                        6.24%         6.20%
--------------------------------------------------

TOP FIVE SECTORS (as a % of total investments)
--------------------------------------------------
Tax Obligation/General                         26%
--------------------------------------------------
U.S. Guaranteed                                16%
--------------------------------------------------
Healthcare                                     13%
--------------------------------------------------
Tax Obligation/Limited                         11%
--------------------------------------------------
Water and Sewer                                 9%
--------------------------------------------------

Bar Chart:
2002-2003 MONTHLY TAX-FREE DIVIDENDS PER SHARE2
Aug                                 0.0755
Sep                                 0.0765
Oct                                 0.0765
Nov                                 0.0765
Dec                                 0.0765
Jan                                 0.0765
Feb                                 0.0765
Mar                                 0.078
Apr                                 0.078
May                                 0.078
Jun                                 0.078
Jul                                 0.078


Line Chart:
SHARE PRICE PERFORMANCE
Weekly Closing Price
Past performance is not predictive of future results.
8/1/02                              16.1
                                    16
                                    15.86
                                    15.62
                                    15.4
                                    15.74
                                    15.66
                                    15.73
                                    15.78
                                    15.8
                                    15.67
                                    15
                                    14.75
                                    15.19
                                    15.15
                                    14.9
                                    14.9
                                    14.98
                                    15.1
                                    14.7
                                    14.75
                                    15.15
                                    15.5
                                    15.25
                                    15.36
                                    15.44
                                    15.45
                                    15.48
                                    15.57
                                    15.53
                                    15.74
                                    15.9
                                    16.06
                                    15.67
                                    16.05
                                    16.1
                                    15.95
                                    16.2
                                    16.49
                                    16.87
                                    16.85
                                    16.6
                                    16.81
                                    16.84
                                    16.55
                                    16.8
                                    16.8
                                    16.39
                                    15.65
                                    15.53
7/31/02                             15.45


1 Taxable-equivalent yield represents the yield on a taxable investment necessary to equal the yield of the Nuveen Fund on an after-tax basis. It is calculated using the current market yield and a federal income tax rate of 28%. The rate shown for federal and state highlights the added value of owning shares that are also exempt from state income taxes. It is based on a combined federal and state income tax rate of 31%.

2 The Fund also paid shareholders a capital gains distribution in December 2002 of $0.1030 per share.

Nuveen Michigan Premium Income Municipal Fund, Inc.

Performance
   OVERVIEW As of July 31, 2003

NMP


Pie Chart:
CREDIT QUALITY
AAA/U.S. Guaranteed                 77%
AA                                   9%
A                                   10%
BBB                                  1%
BB or lower                          3%




PORTFOLIO STATISTICS
--------------------------------------------------
Share Price                                 $14.85
--------------------------------------------------
Common Share Net Asset Value                $15.24
--------------------------------------------------
Market Yield                                 6.22%
--------------------------------------------------
Taxable-Equivalent Yield
(Federal Income Tax Rate)1                   8.64%
--------------------------------------------------
Taxable-Equivalent Yield
(Federal and State Income Tax Rate)1         9.01%
--------------------------------------------------
Net Assets Applicable to
Common Shares ($000)                      $117,418
--------------------------------------------------
Average Effective Maturity (Years)           15.89
--------------------------------------------------
Leverage-Adjusted Duration                    8.77
--------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN (Inception 12/17/92)
--------------------------------------------------
                      ON SHARE PRICE        ON NAV
--------------------------------------------------
1-Year                         2.64%         3.71%
--------------------------------------------------
5-Year                         5.85%         5.69%
--------------------------------------------------
10-Year                        6.04%         6.36%
--------------------------------------------------

TOP FIVE SECTORS (as a % of total investments)
--------------------------------------------------
U.S. Guaranteed                                21%
--------------------------------------------------
Tax Obligation/Limited                         16%
--------------------------------------------------
Utilities                                      16%
--------------------------------------------------
Tax Obligation/General                         16%
--------------------------------------------------
Healthcare                                     14%
--------------------------------------------------

Bar Chart:
2002-2003 MONTHLY TAX-FREE DIVIDENDS PER SHARE
Aug                                 0.0735
Sep                                 0.0745
Oct                                 0.0745
Nov                                 0.0745
Dec                                 0.0755
Jan                                 0.0755
Feb                                 0.0755
Mar                                 0.077
Apr                                 0.077
May                                 0.077
Jun                                 0.077
Jul                                 0.077


Line Chart:
SHARE PRICE PERFORMANCE
Weekly Closing Price
Past performance is not predictive of future results.
8/1/02                              15.41
                                    15.34
                                    15.25
                                    15.1
                                    15.15
                                    15.45
                                    15.32
                                    15.25
                                    15.4
                                    15.54
                                    15.25
                                    14.69
                                    14.69
                                    14.86
                                    14.72
                                    14.53
                                    14.49
                                    14.59
                                    14.7
                                    14.58
                                    14.45
                                    14.78
                                    15.06
                                    14.78
                                    14.72
                                    14.65
                                    14.8
                                    14.72
                                    14.67
                                    14.76
                                    14.83
                                    15.2
                                    15.34
                                    15.1
                                    15.07
                                    15.28
                                    15.45
                                    15.61
                                    15.81
                                    15.85
                                    16.24
                                    16.4
                                    16.6
                                    16.73
                                    16.1
                                    16.31
                                    16.32
                                    16.05
                                    15.35
                                    15.28
7/31/03                             14.85



1 Taxable-equivalent yield represents the yield on a taxable investment necessary to equal the yield of the Nuveen Fund on an after-tax basis. It is calculated using the current market yield and a federal income tax rate of 28%. The rate shown for federal and state highlights the added value of owning shares that are also exempt from state income taxes. It is based on a combined federal and state income tax rate of 31%.

Nuveen Michigan Dividend Advantage Municipal Fund

Performance
   OVERVIEW As of July 31, 2003

NZW

Pie Chart:
CREDIT QUALITY
AAA/U.S. Guaranteed                80%
AA                                  5%
A                                  10%
BBB                                 3%
BB or lower                         2%



PORTFOLIO STATISTICS
--------------------------------------------------
Share Price                                 $15.10
--------------------------------------------------
Common Share Net Asset Value                $14.30
--------------------------------------------------
Market Yield                                 5.92%
--------------------------------------------------
Taxable-Equivalent Yield
(Federal Income Tax Rate)1                   8.22%
--------------------------------------------------
Taxable-Equivalent Yield
(Federal and State Income Tax Rate)1         8.58%
--------------------------------------------------
Net Assets Applicable to
Common Shares ($000)                       $29,443
--------------------------------------------------
Average Effective Maturity (Years)           22.33
--------------------------------------------------
Leverage-Adjusted Duration                   15.05
--------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN (Inception 9/25/01)
--------------------------------------------------
                      ON SHARE PRICE        ON NAV
--------------------------------------------------
1-Year                         9.19%         5.01%
--------------------------------------------------
Since Inception                6.04%         5.58%
--------------------------------------------------

TOP FIVE SECTORS (as a % of total investments)
--------------------------------------------------
Tax Obligation/General                         35%
--------------------------------------------------
Tax Obligation/Limited                         20%
--------------------------------------------------
Healthcare                                     12%
--------------------------------------------------
Utilities                                       8%
--------------------------------------------------
Water and Sewer                                 6%
--------------------------------------------------

Bar Chart:
2002-2003 MONTHLY TAX-FREE DIVIDENDS PER SHARE
Aug                                 0.0695
Sep                                 0.0695
Oct                                 0.0695
Nov                                 0.0695
Dec                                 0.0705
Jan                                 0.0705
Feb                                 0.0705
Mar                                 0.0735
Apr                                 0.0735
May                                 0.0735
Jun                                 0.0745
Jul                                 0.0745



Line Chart:
SHARE PRICE PERFORMANCE
Weekly Closing Price
Past performance is not predictive of future results.
8/1/02                              14.6
                                    14.33
                                    14.28
                                    14.21
                                    14.45
                                    14.6
                                    14.65
                                    14.71
                                    14.71
                                    14.85
                                    14.75
                                    14.85
                                    14.52
                                    15
                                    14.87
                                    14.63
                                    14.35
                                    14.49
                                    14.23
                                    13.9
                                    13.83
                                    13.88
                                    14.15
                                    14.4
                                    14.16
                                    14.38
                                    14.7
                                    14.94
                                    14.57
                                    14.8
                                    14.8
                                    15.06
                                    14.92
                                    14.91
                                    14.77
                                    14.69
                                    14.85
                                    14.83
                                    14.95
                                    15.13
                                    15.18
                                    15.36
                                    15.81
                                    15.99
                                    15.75
                                    15.65
                                    15.93
                                    15.75
                                    15.52
                                    15.3
7/31/03                             15.1

1 Taxable-equivalent yield represents the yield on a taxable investment necessary to equal the yield of the Nuveen Fund on an after-tax basis. It is calculated using the current market yield and a federal income tax rate of 28%. The rate shown for federal and state highlights the added value of owning shares that are also exempt from state income taxes. It is based on a combined federal and state income tax rate of 31%.

Nuveen Ohio Quality Income Municipal Fund, Inc.

Performance
   OVERVIEW As of July 31, 2003

NUO

Pie Chart:
CREDIT QUALITY
AAA/U.S. Guaranteed                 73%
AA                                  12%
A                                    9%
BBB                                  4%
NR                                   1%
BB or lower                          1%


PORTFOLIO STATISTICS
--------------------------------------------------
Share Price                                 $17.04
--------------------------------------------------
Common Share Net Asset Value                $16.17
--------------------------------------------------
Market Yield                                 5.88%
--------------------------------------------------
Taxable-Equivalent Yield
(Federal Income Tax Rate)1                   8.17%
--------------------------------------------------
Taxable-Equivalent Yield
(Federal and State Income Tax Rate)1         8.78%
--------------------------------------------------
Net Assets Applicable to
Common Shares ($000)                      $155,412
--------------------------------------------------
Average Effective Maturity (Years)           16.50
--------------------------------------------------
Leverage-Adjusted Duration                    9.06
--------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN (Inception 10/17/91)
--------------------------------------------------
                      ON SHARE PRICE        ON NAV
--------------------------------------------------
1-Year                        -3.15%         4.84%
--------------------------------------------------
5-Year                         4.56%         5.47%
--------------------------------------------------
10-Year                        6.87%         6.55%
--------------------------------------------------

TOP FIVE SECTORS (as a % of total investments)
--------------------------------------------------
Tax Obligation/General                         22%
--------------------------------------------------
U.S. Guaranteed                                20%
--------------------------------------------------
Healthcare                                     14%
--------------------------------------------------
Water and Sewer                                10%
--------------------------------------------------
Housing/Multifamily                             8%
--------------------------------------------------


Bar Chart:
2002-2003 MONTHLY TAX-FREE DIVIDENDS PER SHARE
Aug                                 0.0795
Sep                                 0.081
Oct                                 0.081
Nov                                 0.081
Dec                                 0.082
Jan                                 0.082
Feb                                 0.082
Mar                                 0.0835
Apr                                 0.0835
May                                 0.0835
Jun                                 0.0835
Jul                                 0.0835


Line Chart:
SHARE PRICE PERFORMANCE
Weekly Closing Price
Past performance is not predictive of future results.
8/1/02                              18.65
                                    18.32
                                    18.1
                                    17.88
                                    17.74
                                    17.95
                                    17.9
                                    17.8
                                    17.9
                                    17.9
                                    17.95
                                    17.01
                                    16.92
                                    16.6
                                    16.5
                                    16.44
                                    16.49
                                    16.75
                                    16.58
                                    16.33
                                    16.63
                                    16.56
                                    16.92
                                    16.8
                                    16.81
                                    16.95
                                    16.9
                                    16.67
                                    16.79
                                    16.95
                                    17.1
                                    17.1
                                    17.3
                                    17.11
                                    17.43
                                    17.45
                                    17.57
                                    17.63
                                    17.54
                                    17.65
                                    18.2
                                    18.6
                                    19.02
                                    18.41
                                    18.16
                                    18.01
                                    18.25
                                    17.85
                                    17.74
                                    17.38
7/31/03                             17.04


1 Taxable-equivalent yield represents the yield on a taxable investment necessary to equal the yield of the Nuveen Fund on an after-tax basis. It is calculated using the current market yield and a federal income tax rate of 28%. The rate shown for federal and state highlights the added value of owning shares that are also exempt from state income taxes. It is based on a combined federal and state income tax rate of 33%.

Nuveen Ohio Dividend Advantage Municipal Fund

Performance
   OVERVIEW As of July 31, 2003

NXI


Pie Chart:
CREDIT QUALITY
AAA/U.S. Guaranteed                 44%
AA                                  20%
A                                   17%
BBB                                 16%
NR                                   1%
BB or lower                          2%


PORTFOLIO STATISTICS
--------------------------------------------------
Share Price                                 $14.26
--------------------------------------------------
Common Share Net Asset Value                $14.66
--------------------------------------------------
Market Yield                                 6.61%
--------------------------------------------------
Taxable-Equivalent Yield
(Federal Income Tax Rate)1                   9.18%
--------------------------------------------------
Taxable-Equivalent Yield
(Federal and State Income Tax Rate)1         9.87%
--------------------------------------------------
Net Assets Applicable to
Common Shares ($000)                       $61,924
--------------------------------------------------
Average Effective Maturity (Years)           18.72
--------------------------------------------------
Leverage-Adjusted Duration                    9.72
--------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN (Inception 3/27/01)
--------------------------------------------------
                      ON SHARE PRICE        ON NAV
--------------------------------------------------
1-Year                        -0.04%         5.09%
--------------------------------------------------
Since Inception                3.49%         7.00%
--------------------------------------------------

TOP FIVE SECTORS (as a % of total investments)
--------------------------------------------------
Tax Obligation/General                         22%
--------------------------------------------------
Education and Civic Organizations              17%
--------------------------------------------------
Healthcare                                     15%
--------------------------------------------------
Utilities                                      12%
--------------------------------------------------
Tax Obligation/Limited                          9%
--------------------------------------------------

Bar Chart:
2002-2003 MONTHLY TAX-FREE DIVIDENDS PER SHARE2
Aug                                 0.073
Sep                                 0.074
Oct                                 0.074
Nov                                 0.074
Dec                                 0.076
Jan                                 0.076
Feb                                 0.076
Mar                                 0.0785
Apr                                 0.0785
May                                 0.0785
Jun                                 0.0785
Jul                                 0.0785

Line Chart:
SHARE PRICE PERFORMANCE
Weekly Closing Price
Past performance is not predictive of future results.
8/1/02                              15.15
                                    15.24
                                    15.16
                                    15.24
                                    15.3
                                    15.65
                                    15.83
                                    15.96
                                    15.8
                                    16.1
                                    15.92
                                    15.6
                                    15
                                    14.84
                                    14.87
                                    14.85
                                    14.95
                                    14.91
                                    15.25
                                    15.01
                                    15.25
                                    15.55
                                    15.26
                                    15.33
                                    15.3
                                    15.25
                                    15.5
                                    15.65
                                    15.35
                                    15.48
                                    15.45
                                    15.35
                                    15.22
                                    15.35
                                    15.41
                                    15.57
                                    15.49
                                    15.49
                                    15.79
                                    15.93
                                    15.87
                                    16
                                    15.78
                                    15.78
                                    15.53
                                    15.35
                                    15.63
                                    15.42
                                    15.03
                                    14.9
7/31/03                             14.26

1 Taxable-equivalent yield represents the yield on a taxable investment necessary to equal the yield of the Nuveen Fund on an after-tax basis. It is calculated using the current market yield and a federal income tax rate of 28%. The rate shown for federal and state highlights the added value of owning shares that are also exempt from state income taxes. It is based on a combined federal and state income tax rate of 33%.

2 The Fund also paid shareholders a capital gains distribution in December 2002 of $0.0103 per share.

Nuveen Ohio Dividend Advantage Municipal Fund 2

Performance
   OVERVIEW As of July 31, 2003

NBJ

Pie Chart:
CREDIT QUALITY
AAA/U.S. Guaranteed                 61%
AA                                  10%
A                                   15%
BBB                                 11%
NR                                   3%


PORTFOLIO STATISTICS
--------------------------------------------------
Share Price                                 $14.26
--------------------------------------------------
Common Share Net Asset Value                $14.31
--------------------------------------------------
Market Yield                                 6.31%
--------------------------------------------------
Taxable-Equivalent Yield
(Federal Income Tax Rate)1                   8.76%
--------------------------------------------------
Taxable-Equivalent Yield
(Federal and State Income Tax Rate)1         9.42%
--------------------------------------------------
Net Assets Applicable to
Common Shares ($000)                       $44,578
--------------------------------------------------
Average Effective Maturity (Years)           20.23
--------------------------------------------------
Leverage-Adjusted Duration                   12.26
--------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN (Inception 9/25/01)
--------------------------------------------------
                      ON SHARE PRICE        ON NAV
--------------------------------------------------
1-Year                         3.17%         4.74%
--------------------------------------------------
Since Inception                2.76%         5.62%
--------------------------------------------------

TOP FIVE SECTORS (as a % of total investments)
--------------------------------------------------
Tax Obligation/General                         34%
--------------------------------------------------
Healthcare                                     16%
--------------------------------------------------
Tax Obligation/Limited                         11%
--------------------------------------------------
Utilities                                       9%
--------------------------------------------------
Consumer Staples                                7%
--------------------------------------------------


Bar Chart:
2002-2003 MONTHLY TAX-FREE DIVIDENDS PER SHARE
Aug                                 0.069
Sep                                 0.07
Oct                                 0.07
Nov                                 0.07
Dec                                 0.072
Jan                                 0.072
Feb                                 0.072
Mar                                 0.075
Apr                                 0.075
May                                 0.075
Jun                                 0.075
Jul                                 0.075



Line Chart:
SHARE PRICE PERFORMANCE
Weekly Closing Price
Past performance is not predictive of future results.
8/1/02                              14.7
                                    14.88
                                    14.76
                                    14.95
                                    15
                                    15.15
                                    15.15
                                    15.2
                                    15.39
                                    15.4
                                    15.5
                                    14.7
                                    13.7
                                    13.98
                                    14.26
                                    14.32
                                    14.2
                                    14.09
                                    14.7
                                    14.57
                                    14.5
                                    14.61
                                    15
                                    14.76
                                    14.71
                                    14.9
                                    14.4
                                    14.85
                                    14.95
                                    14.86
                                    14.95
                                    15.07
                                    15
                                    14.46
                                    15.05
                                    14.97
                                    15.38
                                    15.08
                                    15.05
                                    15.14
                                    15.53
                                    16.25
                                    16
                                    15.7
                                    15.22
                                    15.41
                                    15.76
                                    15.11
                                    14.8
                                    14.55
7/31/03                             14.26


1 Taxable-equivalent yield represents the yield on a taxable investment necessary to equal the yield of the Nuveen Fund on an after-tax basis. It is calculated using the current market yield and a federal income tax rate of 28%. The rate shown for federal and state highlights the added value of owning shares that are also exempt from state income taxes. It is based on a combined federal and state income tax rate of 33%.

Nuveen Ohio Dividend Advantage Municipal Fund 3

Performance
   OVERVIEW As of July 31, 2003

NVJ

Pie Chart:
CREDIT QUALITY
AAA/U.S. Guaranteed                 55%
AA                                  23%
A                                   17%
BBB                                  5%


PORTFOLIO STATISTICS
--------------------------------------------------
Share Price                                 $14.40
--------------------------------------------------
Common Share Net Asset Value                $14.48
--------------------------------------------------
Market Yield                                 6.08%
--------------------------------------------------
Taxable-Equivalent Yield
(Federal Income Tax Rate)1                   8.44%
--------------------------------------------------
Taxable-Equivalent Yield
(Federal and State Income Tax Rate)1         9.07%
--------------------------------------------------
Net Assets Applicable to
Common Shares ($000)                       $31,245
--------------------------------------------------
Average Effective Maturity (Years)           18.55
--------------------------------------------------
Leverage-Adjusted Duration                   11.48
--------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN (Inception 3/25/02)
--------------------------------------------------
                      ON SHARE PRICE        ON NAV
--------------------------------------------------
1-Year                         0.09%         3.81%
--------------------------------------------------
Since Inception                2.64%         6.66%
--------------------------------------------------

TOP FIVE SECTORS (as a % of total investments)
--------------------------------------------------
Tax Obligation/General                         28%
--------------------------------------------------
Healthcare                                     16%
--------------------------------------------------
Tax Obligation/Limited                         14%
--------------------------------------------------
Education and Civic Organizations              12%
--------------------------------------------------
Water and Sewer                                 9%
--------------------------------------------------

Bar Chart:
2002-2003 MONTHLY TAX-FREE DIVIDENDS PER SHARE2
Aug                                 0.073
Sep                                 0.073
Oct                                 0.073
Nov                                 0.073
Dec                                 0.073
Jan                                 0.073
Feb                                 0.073
Mar                                 0.073
Apr                                 0.073
May                                 0.073
Jun                                 0.073
Jul                                 0.073


Line Chart:
SHARE PRICE PERFORMANCE
Weekly Closing Price
Past performance is not predictive of future results.
8/1/02                              15.4
                                    15.4
                                    15.27
                                    15.1
                                    15.5
                                    15.5
                                    15.74
                                    15.4
                                    15.22
                                    16
                                    15.56
                                    15.5
                                    15
                                    14.98
                                    14.95
                                    14.85
                                    14.25
                                    14.35
                                    14.95
                                    14.66
                                    14.45
                                    14.83
                                    15.5
                                    14.9
                                    15.03
                                    15.09
                                    15.1
                                    15.14
                                    14.99
                                    15.06
                                    15.03
                                    14.91
                                    15.22
                                    15.01
                                    15.08
                                    15.21
                                    15.03
                                    15.05
                                    15.2
                                    15.41
                                    15.31
                                    15.8
                                    15.84
                                    16.06
                                    16.02
                                    16.01
                                    15.85
                                    15.77
                                    14.95
                                    14.56
7/31/03                             14.4


1 Taxable-equivalent yield represents the yield on a taxable investment necessary to equal the yield of the Nuveen Fund on an after-tax basis. It is calculated using the current market yield and a federal income tax rate of 28%. The rate shown for federal and state highlights the added value of owning shares that are also exempt from state income taxes. It is based on a combined federal and state income tax rate of 33%.

2 The Fund also paid shareholders capital gains and net ordinary income distributions in December 2002 of $0.0563 per share.

Report of
   INDEPENDENT AUDITORS



THE BOARDS OF DIRECTORS, TRUSTEES AND SHAREHOLDERS
NUVEEN MICHIGAN QUALITY INCOME MUNICIPAL FUND, INC.
NUVEEN MICHIGAN PREMIUM INCOME MUNICIPAL FUND, INC.
NUVEEN MICHIGAN DIVIDEND ADVANTAGE MUNICIPAL FUND
NUVEEN OHIO QUALITY INCOME MUNICIPAL FUND, INC.
NUVEEN OHIO DIVIDEND ADVANTAGE MUNICIPAL FUND
NUVEEN OHIO DIVIDEND ADVANTAGE MUNICIPAL FUND 2
NUVEEN OHIO DIVIDEND ADVANTAGE MUNICIPAL FUND 3


We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Nuveen Michigan Quality Income Municipal Fund, Inc., Nuveen Michigan Premium Income Municipal Fund, Inc., Nuveen Michigan Dividend Advantage Municipal Fund, Nuveen Ohio Quality Income Municipal Fund, Inc., Nuveen Ohio Dividend Advantage Municipal Fund, Nuveen Ohio Dividend Advantage Municipal Fund 2 and Nuveen Ohio Dividend Advantage Municipal Fund 3 as of July 31, 2003, and the related statements of operations, changes in net assets and the financial highlights for the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of investments owned as of July 31, 2003, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of Nuveen Michigan Quality Income Municipal Fund, Inc., Nuveen Michigan Premium Income Municipal Fund, Inc., Nuveen Michigan Dividend Advantage Municipal Fund, Nuveen Ohio Quality Income Municipal Fund, Inc., Nuveen Ohio Dividend Advantage Municipal Fund, Nuveen Ohio Dividend Advantage Municipal Fund 2 and Nuveen Ohio Dividend Advantage Municipal Fund 3 at July 31, 2003, and the results of their operations, changes in their net assets and the financial highlights for the periods indicated therein in conformity with accounting principles generally accepted in the United States.

                                                           /s/ Ernst & Young LLP

Chicago, Illinois
September 12, 2003

                            Nuveen Michigan Quality Income Municipal Fund, Inc. (NUM)
                            Portfolio of
                                    INVESTMENTS July 31, 2003
    PRINCIPAL                                                                          OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                CONSUMER STAPLES - 2.6%

                Puerto Rico, The Children's Trust Fund, Tobacco Settlement
                Asset-Backed Refunding Bonds, Series 2002:
$       3,250    5.375%, 5/15/33                                                      5/12 at 100.00          A-        $ 2,818,498
        2,000    5.500%, 5/15/39                                                      5/12 at 100.00          A-          1,705,080


------------------------------------------------------------------------------------------------------------------------------------
                EDUCATION AND CIVIC ORGANIZATIONS - 7.2%

        1,720   Ferris State College, Michigan, General Revenue Bonds,                4/08 at 100.00         AAA          1,717,712
                 Series 1998, 5.000%, 10/01/23 - AMBAC Insured

        1,685   Michigan Higher Education Facilities Authority, Limited               9/11 at 100.00         Aaa          1,803,472
                 Obligation Revenue Refunding Bonds, Kettering University,
                 Series 2001, 5.500%, 9/01/17 - AMBAC Insured

        1,500   Michigan Higher Education Student Loan Authority, Revenue               No Opt. Call         AAA          1,593,720
                 Bonds, Series 2000 XII-T, 5.300%, 9/01/10 (Alternative
                 Minimum Tax) - AMBAC Insured

        1,000   Michigan Higher Education Student Loan Authority, Revenue             9/12 at 100.00         AAA          1,004,550
                 Bonds, Series 2002 XVII-G, 5.200%, 9/01/20 (Alternative
                 Minimum Tax) - AMBAC Insured

        1,000   Oakland University, Michigan, General Revenue Bonds,                  5/05 at 102.00         AAA          1,077,440
                 Series 1995, 5.750%, 5/15/15 - MBIA Insured

                Wayne State University, Michigan, General Revenue Bonds,
                Series 1999:
        3,430    5.250%, 11/15/19 - FGIC Insured                                     11/09 at 101.00         AAA          3,536,502
        1,000    5.125%, 11/15/29 - FGIC Insured                                     11/09 at 101.00         AAA            998,490

        1,000   Western Michigan University, General Revenue Refunding               11/13 at 100.00         AAA          1,011,560
                 Bonds, Series 2003, 5.000%, 11/15/20 - MBIA Insured


------------------------------------------------------------------------------------------------------------------------------------
                HEALTHCARE - 19.1%

        2,900   Dearborn Hospital Finance Authority, Michigan, Economic              11/05 at 102.00         AAA          3,006,575
                 Development Corp., Hospital Revenue Bonds, Oakwood
                 Obligated Group, Series 1995A, 5.875%, 11/15/25 -
                 FGIC Insured

        1,235   Hancock Hospital Finance Authority, Michigan, FHA-Insured             8/08 at 100.00         AAA          1,237,137
                 Mortgage Hospital Revenue Bonds, Portage Health System,
                 Inc., Series 1998, 5.450%, 8/01/47 - MBIA Insured

        3,500   Kent Hospital Finance Authority, Michigan, Revenue Bonds,             7/11 at 101.00          AA          3,470,320
                 Spectrum Health, Series 2001A, 5.250%, 1/15/21

        2,702   Michigan State Hospital Finance Authority, Detroit Medical              No Opt. Call        Baa2          2,708,283
                 Center Collateralized Loan, Series 2001, 7.360%, 4/01/07

        1,500   Michigan State Hospital Finance Authority, Hospital Revenue           3/13 at 100.00          A1          1,533,360
                 Refunding Bonds, Henry Ford Health System, Series 2003A,
                 5.625%, 3/01/17

        1,000   Michigan State Hospital Finance Authority, Revenue Refunding         11/09 at 101.00           A          1,038,400
                 Bonds, OSF Healthcare System, Series 1999,
                 6.125%, 11/15/19

        1,700   Michigan State Hospital Finance Authority, Revenue Refunding          8/09 at 101.00         AAA          1,769,003
                 Bonds, Mercy Health Services Obligated Group, Series 1999X,
                 5.750%, 8/15/19 - MBIA Insured

                Michigan State Hospital Finance Authority, Hospital Revenue
                Refunding Bonds, Mercy Mount Clemens Corporation Obligated
                Group, Series 1999A:
        3,385    5.750%, 5/15/17 - MBIA Insured                                       5/09 at 101.00         AAA          3,570,363
          500    5.750%, 5/15/29 - MBIA Insured                                       5/09 at 101.00         AAA            510,930

        2,700   Michigan State Hospital Finance Authority, Hospital Revenue           8/08 at 101.00         Ba3          1,634,310
                 Bonds, Detroit Medical Center Obligated Group, Series 1998A,
                 5.250%, 8/15/28

        1,000   Michigan State Hospital Finance Authority, Revenue Refunding         11/09 at 101.00         BBB            951,420
                 Bonds, Memorial Healthcare Center Obligated Group,
                 Series 1999, 5.875%, 11/15/21

        5,000   Michigan State Hospital Finance Authority, Hospital Revenue          11/09 at 101.00          A1          5,132,350
                 Bonds, Henry Ford Health System, Series 1999A,
                 6.000%, 11/15/24


                                       14

    PRINCIPAL                                                                          OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                HEALTHCARE (continued)

$       5,500   Hospital Finance Authority, Royal Oak, Michigan, Hospital            11/11 at 100.00         AAA        $ 5,499,560
                 Revenue Bonds, William Beaumont Hospital, Series 2001M,
                 5.250%, 11/15/31 - MBIA Insured

        2,195   University of Michigan, Medical Service Plan Revenue                    No Opt. Call          AA          1,641,728
                 Bonds, Series 1991, 0.000%, 12/01/10


------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/MULTIFAMILY - 9.8%

        2,675   Michigan Housing Development Authority, Limited Obligation           12/20 at 101.00         AAA          2,721,732
                 Multifamily Housing Revenue Bonds, Parkview Place
                 Apartments, Series 2002A, 5.550%, 12/01/34 (Alternative
                 Minimum Tax)

        1,800   Michigan Housing Development Authority, FNMA Enhanced                 9/15 at 100.00         Aaa          1,762,848
                 Limited Obligation Multifamily Revenue Bonds, Renaissance
                 Apartments, Series 2002, 5.500%, 8/01/35 (Alternative
                 Minimum Tax)

        5,250   Michigan Housing Development Authority, Limited Obligation           10/03 at 102.00         AAA          5,368,125
                 Revenue Bonds, Parkway Meadows Project, Series 1991,
                 6.850%, 10/15/18 - FSA Insured

        3,790   Michigan Housing Development Authority, Rental Housing                6/05 at 102.00         AAA          3,931,329
                 Revenue Bonds, Series 1995B, 6.150%, 10/01/15 -
                 MBIA Insured

        3,595   Michigan Housing Development Authority, Rental Housing                4/09 at 101.00         AAA          3,515,874
                 Revenue Bonds, Series 1999A, 5.300%, 10/01/37
                 (Alternative Minimum Tax) - MBIA Insured


------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/SINGLE FAMILY - 0.6%

        1,000   Michigan Housing Development Authority, Single Family                 1/11 at 100.00         AAA          1,020,090
                 Mortgage Revenue Bonds, Series 2001, 5.300%, 12/01/16
                 (Alternative Minimum Tax) - MBIA Insured


------------------------------------------------------------------------------------------------------------------------------------
                INDUSTRIALS - 0.6%

        1,000   Michigan Strategic Fund, Limited Obligation Revenue Bonds,           12/03 at 102.00         BBB          1,023,910
                 WMX Technologies, Inc. Project, Series 1993, 6.000%, 12/01/13
                 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                LONG-TERM CARE - 2.3%

        3,300   Michigan State Hospital Finance Authority, Revenue Bonds,             1/07 at 102.00         N/R          2,886,444
                 Presbyterian Villages of Michigan Obligated Group,
                 Series 1997, 6.375%, 1/01/25

        1,300   Michigan Strategic Fund, Limited Obligation Revenue Refunding         7/08 at 101.00          A-          1,217,853
                 Bonds, Porter Hills Presbyterian Village, Series 1998,
                 5.375%, 7/01/28


------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/GENERAL - 38.7%

                Allegan County Public School District, Michigan, General
                Obligation Bonds, Series 2000:
        1,850    5.600%, 5/01/20 - FSA Insured                                        5/10 at 100.00         AAA          1,959,687
        1,435    5.750%, 5/01/30 - FSA Insured                                        5/10 at 100.00         AAA          1,515,561

        4,200   Anchor Bay School District, Macomb and St. Clair Counties,            5/11 at 100.00         AAA          4,101,594
                 Michigan, General Obligation Refunding Bonds - Unlimited
                 Tax, Series 2001, 5.000%, 5/01/29

        1,000   Anchor Bay School District, Macomb and St. Clair Counties,            5/12 at 100.00         AAA            986,220
                 Michigan, General Obligation Refunding Bonds, Series 2002,
                 5.000%, 5/01/25

        1,000   Belding School District, Ionia, Kent and Montcalm Counties,           5/08 at 100.00         AAA            983,240
                 Michigan, General Obligation Refunding Bonds, Series 1998,
                 5.000%, 5/01/26 - AMBAC Insured

        1,200   Birmingham, Michigan, General Obligation Bonds,                      10/12 at 100.50         AAA          1,216,848
                 Series 2002, 5.000%, 10/01/20

        1,320   Bridgeport Spaulding Community School District, Saginaw               5/12 at 100.00         AAA          1,418,960
                 County, Michigan, General Obligation Bonds, Series 2002,
                 5.500%, 5/01/16

        1,800   Byron Center Public Schools, Kent County, Michigan, General          11/11 at 100.00         AAA          1,912,950
                 Obligation Bonds, Series 2001, 5.500%, 5/01/18 - FGIC Insured

        1,000   Charlotte Public School District, Easton County, Michigan,            5/09 at 100.00         AAA          1,007,810
                 Unlimited Tax General Obligation School Building and Site
                 Bonds, Series 1999, 5.250%, 5/01/25 - FGIC Insured

        2,000   Clarkston Community Schools, Michigan, General Obligation             5/07 at 100.00         AAA          2,016,060
                 Bonds, School Bond Loan Fund - QSBLF, Series 1997,
                 5.250%, 5/01/23 - MBIA Insured

        2,000   Detroit School District, Wayne County, Michigan, General                No Opt. Call         AAA          2,295,340
                 Obligation Bonds, Series 2002A, 6.000%, 5/01/19 -
                 FGIC Insured

        1,000   East China School District, St. Clair County, Michigan, General      11/11 at 100.00         AAA          1,048,330
                 Obligation Bonds, Series 2001, 5.500%, 5/01/20


                                       15

                            Nuveen Michigan Quality Income Municipal Fund, Inc. (NUM) (continued)
                                    Portfolio of INVESTMENTS July 31, 2003
    PRINCIPAL                                                                          OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/GENERAL (continued)

$       1,085   Freeland Community School District, Saginaw, Midland and              5/10 at 100.00         AAA        $ 1,115,489
                 Bay Counties, Michigan, Unlimited Tax General Obligation
                 School Building and Site Bonds, Series 2000,
                 5.250%, 5/01/19

        3,300   Grand Ledge Public Schools, Eaton, Clinton and Ionia                  5/05 at 102.00         AAA          3,334,815
                 Counties, Michigan, General Obligation Refunding Bonds,
                 Series 1995, 5.375%, 5/01/24 - MBIA Insured

        3,000   Grand Rapids and Kent County Joint Building Authority,                  No Opt. Call         AAA            817,560
                 Michigan, Limited Tax General Obligation Bonds, Devos
                 Place Project, Series 2001, 0.000%, 12/01/26

        1,710   Holland Building Authority, Michigan, General Obligation             10/11 at 100.00         AAA          1,734,504
                 Bonds, Series 2002, 5.000%, 10/01/19 - AMBAC Insured

        1,500   Huron Valley School District, Oakland and Livingston                 11/11 at 100.00         AAA          1,603,695
                 Counties, Michigan, General Obligation Bonds, Series 2001,
                 5.500%, 5/01/17

        2,000   Lake Fenton Community Schools, Genesee County, Michigan,              5/12 at 100.00         AAA          1,980,740
                 General Obligation Bonds, Series 2002, 5.000%, 5/01/24

          725   Lake Orion Community School District, Oakland County,                 5/05 at 101.00         AAA            754,261
                 Michigan, Unlimited Tax General Obligation Refunding
                 Bonds, Series 1995, 5.500%, 5/01/20 - AMBAC Insured

        1,000   Mancelona Public School District, General Obligation Bonds,           5/06 at 100.00         AAA          1,037,920
                 Antrim and Kalkaska Counties, Michigan, Series 1997,
                 5.200%, 5/01/17 - FGIC Insured

        4,300   Montcalm County Building Authority, Michigan, Correctional            5/10 at 100.00         AAA          4,336,077
                 Facility Improvement General Obligation Bonds, Series 2000,
                 5.250%, 5/01/25 - AMBAC Insured

        2,500   Montrose School District, Michigan, School Building and                 No Opt. Call         AAA          2,823,000
                 Site Bonds, Series 1997, 6.000%, 5/01/22 - MBIA Insured

        1,255   Morenci Area Schools, Lenawee County, Michigan, General               5/12 at 100.00         AAA          1,300,770
                 Obligation Bonds, Series 2002, 5.250%, 5/01/19 -
                 MBIA Insured

        1,000   Muskegon Heights Public Schools, Muskegon County,                     5/09 at 100.00         AAA            976,570
                 Michigan, Unlimited Tax General Obligation  School Building
                 and Site Bonds, Series 1999, 5.000%, 5/01/29 - MBIA Insured

        1,625   Northville Public Schools, Wayne County, Michigan, General           11/11 at 100.00         AAA          1,705,746
                 Obligation Bonds, Series 2001, 5.375%, 5/01/18

                Novi Community School District, Oakland County, Michigan,
                General Obligation Refunding Bonds, Series 2002:
        1,670    5.000%, 5/01/19                                                      5/12 at 100.00         AAA          1,695,301
          830    5.000%, 5/01/20                                                      5/12 at 100.00         AAA            838,433

        1,000   Oakland County Building Authority, Michigan, General                  9/11 at 100.00         AAA          1,015,890
                 Obligation Bonds, Series 2002, 5.125%, 9/01/22

        1,225   Paw Paw Public School District, Van Buren, Michigan,                    No Opt. Call         AAA          1,245,874
                 General Obligation Refunding Bonds, Series 1998,
                 5.000%, 5/01/21 - FGIC Insured

        4,000   Pinckney Community Schools, Livingston and Washtenaw                  5/07 at 100.00         AAA          4,077,120
                 Counties, Michigan, Unlimited Tax General Obligation
                 School Building and Site Bonds, Series 1997,
                 5.500%, 5/01/27 - FGIC Insured

        4,200   Puerto Rico Public Improvement, General Obligation                      No Opt. Call         AAA          4,601,814
                 Refunding Bonds, Series 2002A, 5.500%, 7/01/20 -
                 MBIA Insured

          685   Reeths-Puffer Schools, Muskegon County, Michigan, School              5/05 at 101.00         AAA            730,635
                 Building and Site Refunding Bonds, Series 1995,
                 5.750%, 5/01/15 - FGIC Insured

        1,000   Rochester Community School District, Oakland and Macomb               5/10 at 100.00         AAA          1,082,210
                 Counties, Michigan, General Obligation Bonds, Series 2000I,
                 5.750%, 5/01/19 - FGIC Insured

        2,500   Taylor Building Authority, Wayne, Michigan, Limited Tax               3/10 at 100.00         AAA          2,575,875
                 General Obligation Bonds, Series 2000, 5.125%, 3/01/17 -
                 AMBAC Insured

        1,050   Warren Consolidated School District, Macomb and Oakland              11/11 at 100.00         AAA          1,093,922
                 Counties, Michigan, General Obligation Bonds, Series 2001,
                 5.375%, 5/01/19 - FSA Insured

        1,980   Washtenaw County Building Authority, Michigan, Limited                9/07 at 100.00         AAA          2,097,869
                 Tax General Obligation Bonds, Series 1999, 5.400%, 9/01/17 -
                 FGIC Insured

        1,125   Whitehall District Schools, Muskegon County, Michigan,               11/11 at 100.00         AAA          1,202,771
                 General Obligation Bonds, Series 2001, 5.500%, 5/01/17


                                       16

    PRINCIPAL                                                                          OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/GENERAL (continued)

$       1,725   Williamston Community School District, Michigan, Unlimited              No Opt. Call         AAA        $ 1,837,246
                 Tax General Obligation QSBLF Bonds, Series 1996,
                 5.500%, 5/01/25 - MBIA Insured


------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED - 15.9%

        1,800   Dearborn Heights Tax Increment Financing Authority,                  10/10 at 100.00         AAA          1,769,562
                 Wayne County, Michigan, Limited Tax General Obligation
                 Bonds, Police and Courthouse Facility Project, Series 2001A,
                 5.000%, 10/01/26 - MBIA Insured

        1,000   Grand Rapids Building Authority, Kent County, Michigan,                 No Opt. Call          AA          1,056,240
                 Limited Tax General Obligation Bonds, Series 1998,
                 5.000%, 4/01/16

        1,145   Grand Rapids Building Authority, Kent County, Michigan,              10/11 at 100.00         AAA          1,147,187
                 Limited Tax General Obligation Bonds, Series 2001,
                 5.125%, 10/01/26 - MBIA Insured

          255   Michigan Municipal Bond Authority, Local Government Loan             11/03 at 101.00           A            257,976
                 Program Revenue Sharing Bonds, Series 1992D,
                 6.650%, 5/01/12

          750   Michigan State Building Authority, Facilities Program                10/09 at 100.00         AA+            727,268
                 Revenue Refunding Bonds, Series 1998I, 4.750%, 10/15/21

                Michigan State, Certificates of Participation, Series 2000:
        2,000    5.500%, 6/01/19 - AMBAC Insured                                      6/10 at 100.00         AAA          2,106,300
        2,000    5.500%, 6/01/27 - AMBAC Insured                                      6/10 at 100.00         AAA          2,045,060

        1,000   Michigan State, Certificates of Participation, New Center             9/11 at 100.00         AAA          1,026,650
                 Development, Inc., Series 2001, 5.375%, 9/01/21 -
                 MBIA Insured

        1,000   Michigan State Trunk Line, Trunk Line Fund Bonds,                    11/11 at 100.00         AAA            986,050
                 Series 2001A, 5.000%, 11/01/25

        3,500   Michigan State Trunk Line, Refunding Bonds, Series 2002,             10/12 at 100.00         AAA          3,588,060
                 5.250%, 10/01/21 - FSA Insured

        1,100   Muskegon County, Michigan, Limited Tax General Obligation             7/11 at 100.00         AAA          1,081,531
                 Wastewater Management System 2 Revenue Bonds,
                 Series 2002, 5.000%, 7/01/26 - FGIC Insured

                Puerto Rico Highway and Transportation Authority, Highway
                Revenue Bonds, Series 1996Y:
        4,100    5.500%, 7/01/36                                                      7/16 at 100.00           A          4,180,401
        2,000    5.000%, 7/01/36                                                      7/16 at 100.00           A          1,895,620

        1,000   Puerto Rico Public Finance Corporation, Commonwealth                    No Opt. Call        BBB+          1,091,720
                 Appropriation Bonds, Series 2002E, 6.000%, 8/01/26

        5,000   Wayne County, Michigan, Limited Tax General Obligation               12/11 at 101.00         AAA          4,990,750
                 Airport Hotel Revenue Bonds, Detroit Metropolitan Wayne
                 County Airport, Series 2001A, 5.000%, 12/01/21 -
                 MBIA Insured


------------------------------------------------------------------------------------------------------------------------------------
                TRANSPORTATION - 2.8%

        1,000   Capital Region Airport Authority, Michigan, Revenue Refunding         7/12 at 100.00         AAA            999,380
                 Bonds, Series 2002, 5.250%, 7/01/21 (Alternative Minimum
                 Tax) - MBIA Insured

        3,000   Wayne County, Michigan, Airport Revenue Bonds, Detroit               12/08 at 101.00         AAA          2,841,120
                 Metropolitan Wayne County Airport, Series 1998A,
                 5.000%, 12/01/28 (Alternative Minimum Tax) -
                 MBIA Insured

        1,195   Wayne County, Michigan, Airport Revenue Bonds, Detroit               12/08 at 101.00         AAA          1,153,067
                 Metropolitan Wayne County Airport, Series 1998B,
                 4.875%, 12/01/23 - MBIA Insured


------------------------------------------------------------------------------------------------------------------------------------
                U.S. GUARANTEED - 24.9%

        2,190   Anchor Bay School District, Macomb and St. Clair                      5/09 at 100.00         AAA          2,517,668
                 Counties, Michigan, General Obligation School Building and
                 Site Bonds - Unlimited Tax, Series 1999-I, 6.000%, 5/01/29
                 (Pre-refunded to 5/01/09) - FGIC Insured

          275   Puerto Rico, The Children's Trust Fund, Tobacco Settlement            7/10 at 100.00         AAA            306,191
                 Asset-Backed Bonds, Series 2000, 5.750%, 7/01/20
                 (Pre-refunded to 7/01/10)

        1,000   Detroit, Michigan, Sewage Disposal System Revenue Bonds,              1/10 at 101.00         AAA          1,144,340
                 Series 1999A, 5.875%, 7/01/27 (Pre-refunded to 1/01/10) -
                 FGIC Insured

          950   Detroit, Michigan, Sewerage Disposal System Revenue                   7/07 at 101.00         AAA          1,068,285
                 Bonds, Series 1997A, 5.500%, 7/01/20 (Pre-refunded
                 to 7/01/07) - MBIA Insured

        2,000   Detroit, Michigan, Water Supply System Revenue Bonds,                 1/10 at 101.00         AAA          2,273,180
                 Senior Lien, Series 1999A, 5.750%, 7/01/26 (Pre-refunded
                 to 1/01/10) - FGIC Insured


                                       17


                            Nuveen Michigan Quality Income Municipal Fund, Inc. (NUM) (continued)
                                    Portfolio of INVESTMENTS July 31, 2003
    PRINCIPAL                                                                          OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                U.S. GUARANTEED (continued)

                Detroit, Michigan, Water Supply System Revenue Bonds,
                Senior Lien, Series 2001A:
$       3,400    5.750%, 7/01/28 (Pre-refunded to 7/01/11) - FGIC Insured             7/11 at 101.00         AAA        $ 3,891,062
          770    5.250%, 7/01/33 (Pre-refunded to 7/01/11) - FGIC Insured             7/11 at 100.00         AAA            849,287

        2,000   East Grand Rapids Public Schools, Kent County, Michigan,              5/09 at 100.00         AAA          2,299,240
                 Unlimited Tax General Obligation School Building and
                 Site Bonds, Series 2000, 6.000%, 5/01/29 (Pre-refunded
                 to 5/01/09) - FSA Insured

        2,000   Grand Rapids Township Economic Development Corporation,               7/09 at 101.00       A-***          2,254,460
                 Michigan, Limited Obligation Revenue Bonds, Porter Hills
                 Obligated Group, Cook Valley Estate Project, Series 1999,
                 5.450%, 7/01/29 (Pre-refunded to 7/01/09)

        1,000   Grosse Ile Township School District, Michigan, School                 5/07 at 100.00         AAA          1,129,820
                 Improvement Refunding Bonds, Series 1996,
                 6.000%, 5/01/22 (Pre-refunded to 5/01/07) - FGIC Insured

        2,000   Lincoln Park School District, Wayne County, Michigan, General         5/06 at 101.00         AAA          2,232,800
                 Obligation Bonds, Series 1996, 5.900%, 5/01/26
                 (Pre-refunded to 5/01/06) - FGIC Insured

                Michigan State Hospital Finance Authority, Revenue Bonds,
                Ascension Health Credit Group, Series 1999A:
        1,000    6.125%, 11/15/23 (Pre-refunded to 11/15/09) - MBIA Insured          11/09 at 101.00         AAA          1,177,630
        2,500    6.125%, 11/15/26 (Pre-refunded to 11/15/09)                         11/09 at 101.00         AAA          2,944,075

        3,460   Michigan State Hospital Finance Authority, Revenue Refunding          5/08 at 101.00         AAA          3,468,650
                 Bonds, St. John's Health System, Series 1998A,
                 5.000%, 5/15/28 - AMBAC Insured

        2,875   Milan Area Schools, Washtenaw and Monroe Counties,                    5/10 at 100.00         AAA          3,261,659
                 Michigan, Unlimited Tax General Obligation School Building
                 and Site Bonds, Series 2000A, 5.750%, 5/01/24 (Pre-refunded to 5/01/10) - FGIC Insured

        1,045   Nice Community School District, Marquette and Baraga                  5/04 at 101.00         AAA          1,089,089
                 Counties, Michigan, Unlimited Tax General Obligation
                 School Building and Site Bonds, Series 1995,
                 5.250%, 5/01/20 (Pre-refunded to 5/01/04) - MBIA Insured

        1,125   Puerto Rico Highway and Transportation Authority, Highway             7/10 at 101.00        A***          1,311,671
                 Revenue Bonds, Series 2000B, 6.000%, 7/01/39
                 (Pre-refunded to 7/01/10)

        2,100   Romulus Community Schools, Wayne County, Michigan,                    5/09 at 100.00         AAA          2,386,776
                 Unlimited Tax General Obligation School  Building and
                 Site Bonds, Series 1999, 5.750%, 5/01/25 (Pre-refunded
                 to 5/01/09) - FGIC Insured

        4,845   Saginaw-Midland Municipal Water Supply Corporation,                   9/04 at 102.00       A2***          5,246,263
                 Michigan, Limited Tax General Obligation  Water Supply
                 Revenue Bonds, Series 1992, 6.875%, 9/01/16
                 (Pre-refunded to 9/01/04)

        2,600   West Bloomfield School District, Oakland County, Michigan,            5/10 at 100.00         AAA          2,974,608
                 Unlimited Tax General Obligation School Building and
                 Site Bonds, Series 2000, 5.900%, 5/01/18 (Pre-refunded
                 to 5/01/10) - FGIC Insured


------------------------------------------------------------------------------------------------------------------------------------
                UTILITIES - 11.8%

        3,000   Michigan Public Power Agency, Revenue Bonds, Combustion               1/12 at 100.00         AAA          3,031,380
                 Turbine 1 Project, Series 2001A, 5.250%, 1/01/27 -
                 AMBAC Insured

        4,475   Michigan South Central Power Agency, Power Supply System                No Opt. Call        Baa1          4,796,797
                 Revenue Bonds, Series 2000, 6.000%, 5/01/12

        3,630   Michigan Strategic Fund, Limited Obligation Refunding                   No Opt. Call         AAA          4,479,747
                 Revenue Bonds, Detroit Edison Company, Series 1991BB,
                 7.000%, 5/01/21 - AMBAC Insured

        2,000   Michigan Strategic Fund, Limited Obligation Revenue                     No Opt. Call         Aaa          2,105,060
                 Refunding and Remarketing Bonds, Detroit Edison
                 Company, Series 1995CC, 4.850%, 9/01/30 (Mandatory
                 put 9/01/11)

        4,000   Michigan Strategic Fund, Collateralized Limited Obligation            9/11 at 100.00          A-          4,005,760
                 Revenue Refunding Pollution Control Bonds, Detroit Edison
                 Company, Series 2001C, 5.450%, 9/01/29

        1,000   Michigan Strategic Fund, Collateralized Limited Obligation            9/09 at 102.00         AAA          1,018,650
                 Revenue Refunding Pollution Control Bonds, Detroit Edison
                 Company, Series 1999A, 5.550%, 9/01/29 (Alternative
                 Minimum Tax) - MBIA Insured

          400   Puerto Rico Electric Power Authority, Power Revenue Bonds,            7/10 at 101.00         AAA            405,148
                 Series 2000HH, 5.250%, 7/01/29 - FSA Insured

        1,000   Puerto Rico Electric Power Authority, Power Revenue                   7/05 at 100.00          A-          1,000,850
                 Bonds, Series 1995X, 5.500%, 7/01/25


                                       18

    PRINCIPAL                                                                          OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                WATER AND SEWER - 13.8%

$       1,500   Detroit, Michigan, Sewage Disposal System Revenue Refunding           7/05 at 101.00         AAA        $ 1,517,910
                 Bonds, Series 1995B, 5.250%, 7/01/21 - MBIA Insured

        1,500   Detroit, Michigan, Sewage Disposal System Revenue Bonds,                No Opt. Call         AAA          1,595,760
                 Second Lien, Series 2001B, 5.500%, 7/01/29 - FGIC Insured

        2,500   Detroit, Michigan, Sewage Disposal System Revenue                     7/13 at 100.00         AAA          2,434,650
                 Refunding Bonds, Senior Lien, Series 2003A,
                 5.000%, 7/01/32 - FSA Insured

                Detroit, Michigan, Sewerage Disposal System Revenue
                Bonds, Series 1997A:
        2,050    5.500%, 7/01/20 - MBIA Insured                                       7/07 at 101.00         AAA          2,134,153
        1,730    5.000%, 7/01/22 - MBIA Insured                                       7/07 at 101.00         AAA          1,732,560

                Detroit, Michigan, Water Supply System Senior Lien Revenue
                Bonds, Series 2003A:
        4,025    5.000%, 7/01/24 - MBIA Insured                                       7/13 at 100.00         AAA          3,986,199
        3,000    5.000%, 7/01/25 - MBIA Insured                                       7/13 at 100.00         AAA          2,958,600

          730   Detroit, Michigan, Water Supply System Revenue Bonds,                 7/11 at 100.00         AAA            734,898
                 Senior Lien, Series 2001A, 5.250%, 7/01/33 - FGIC Insured

        5,000   Detroit, Michigan, Water Supply System Revenue Refunding              7/04 at 102.00         AAA          4,993,550
                 Bonds, Series 1993, 5.000%, 7/01/23 - FGIC Insured

                Muskegon Heights, Muskegon County, Michigan, Water Supply
                System Revenue Bonds, Series 2000A:
        1,040    5.625%, 11/01/25 - MBIA Insured                                     11/10 at 100.00         Aaa          1,082,243
        1,160    5.625%, 11/01/30 - MBIA Insured                                     11/10 at 100.00         Aaa          1,205,110
------------------------------------------------------------------------------------------------------------------------------------
$     259,627   Total Long-Term Investments (cost $253,858,257) - 150.1%                                                264,487,396
=============-----------------------------------------------------------------------------------------------------------------------
                SHORT-TERM INVESTMENTS - 0.9%

        1,635   Eastern Michigan University, Variable Rate Demand Revenue                                   A-1+          1,635,000
                 Refunding Bonds, Series 0.900%, 6/01/27 - FGIC Insured+
------------------------------------------------------------------------------------------------------------------------------------
$       1,635   Total Short-Term Investments (cost $1,635,000)                                                            1,635,000
=============-----------------------------------------------------------------------------------------------------------------------
                Total Investments (cost $255,493,257) - 151.0%                                                          266,122,396
                --------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 2.4%                                                                      4,063,666
                --------------------------------------------------------------------------------------------------------------------
                Preferred Shares, at Liquidation Value - (53.4)%                                                        (94,000,000)
                --------------------------------------------------------------------------------------------------------------------
                Net Assets Applicable to Common Shares - 100%                                                          $176,186,062
                ====================================================================================================================

                    (1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares.

                    * Optional Call Provisions (not covered by the report of independent auditors): Dates (month and year) and prices of the earliest optional call or redemption.
                         There may be other call provisions at varying prices at later dates.

                    ** Ratings (not covered by the report of independent auditors): Using the higher of Standard & Poor's or Moody's rating.

                    *** Securities are backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensures the timely payment of principal and interest. Such securities are normally considered to be equivalent to AAA rated securities.

                    N/R  Investment is not rated.

                    + Security has a maturity of more than one year, but has variable rate and demand features which qualify it as a short-term security. The rate disclosed is that currently in effect. This rate changes periodically based on market conditions or a specified market index.

                                 See accompanying notes to financial statements.


                                       19

                            Nuveen Michigan Premium Income Municipal Fund, Inc. (NMP)

                            Portfolio of
                                    INVESTMENTS July 31, 2003

    PRINCIPAL                                                                          OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                CONSUMER STAPLES - 0.7%

$         970   Puerto Rico, The Children's Trust Fund, Tobacco Settlement            5/12 at 100.00          A-        $   841,213
                 Asset-Backed Refunding Bonds, Series 2002, 5.375%, 5/15/33


------------------------------------------------------------------------------------------------------------------------------------
                EDUCATION AND CIVIC ORGANIZATIONS - 6.4%

        1,000   Eastern Michigan University, General Revenue Bonds,                   6/13 at 100.00         AAA            978,630
                 Series 2003, 5.000%, 6/01/28 - FGIC Insured

        2,000   Michigan Higher Education Student Loan Authority, Revenue             9/12 at 100.00         AAA          2,009,100
                 Bonds, Series 2002 XVII-G, 5.200%, 9/01/20 (Alternative
                 Minimum Tax) - AMBAC Insured

        1,000   Saginaw Valley State University, Michigan, General Revenue            7/09 at 100.00         Aaa          1,033,590
                 Bonds, Series 1999, 5.625%, 7/01/29 - AMBAC Insured

        3,500   Wayne State University, Michigan, General Revenue Bonds,             11/09 at 101.00         AAA          3,494,715
                 Series 1999, 5.125%, 11/15/29 - FGIC Insured


------------------------------------------------------------------------------------------------------------------------------------
                HEALTHCARE - 20.1%

        2,050   Dearborn Hospital Finance Authority, Michigan, Economic              11/05 at 102.00         AAA          2,125,338
                 Development Corp., Hospital Revenue Bonds, Oakwood
                 Obligated Group, Series 1995A, 5.875%, 11/15/25 -
                 FGIC Insured

        2,200   Hancock Hospital Finance Authority, Michigan, FHA-Insured             8/08 at 100.00         AAA          2,203,806
                 Mortgage Hospital Revenue Bonds, Portage Health
                 System, Inc., Series 1998, 5.450%, 8/01/47 - MBIA Insured

        2,500   Kalamazoo Hospital Finance Authority, Michigan, Hospital              5/06 at 102.00         AAA          2,652,425
                 Revenue Refunding and Improvement Bonds, Bronson
                 Methodist Hospital, Series 1996, 5.750%, 5/15/16 -
                 MBIA Insured

                Michigan State Hospital Finance Authority, Revenue and Refunding
                Bonds, Detroit Medical Center Obligated Group, Series 1993A:
        2,000    6.250%, 8/15/13                                                      8/03 at 102.00         Ba3          1,600,640
        3,200    6.500%, 8/15/18                                                      8/03 at 102.00         Ba3          2,469,088

        1,500   Michigan State Hospital Finance Authority, Hospital Revenue           3/13 at 100.00          A1          1,533,360
                 Refunding Bonds, Henry Ford Health System, Series 2003A,
                 5.625%, 3/01/17

        2,000   Michigan State Hospital Finance Authority, Hospital Revenue           1/05 at 102.00          A+          2,048,840
                 and Refunding Bonds, Otsego Memorial Hospital-Gaylord,
                 Series 1995, 6.250%, 1/01/20

        4,000   Michigan State Hospital Finance Authority, Hospital Revenue           5/09 at 101.00         AAA          4,087,440
                 Refunding Bonds, Mercy Mount Clemens Corporation
                 Obligated Group, Series 1999A, 5.750%, 5/15/29 -
                 MBIA Insured

          500   Michigan State Hospital Finance Authority, Hospital Revenue          11/11 at 101.00          A1            490,925
                 Refunding Bonds, Sparrow Obligated Group, Series 2001,
                 5.625%, 11/15/31

        4,300   Michigan State Hospital Finance Authority, Hospital Revenue          11/09 at 101.00          A1          4,413,821
                 Bonds, Henry Ford Health System, Series 1999A,
                 6.000%, 11/15/24


------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/MULTIFAMILY - 8.0%

        1,335   Michigan Housing Development Authority, Multifamily Senior           12/10 at 100.00         AAA          1,355,452
                 Lien Revenue Bonds, Landings Project, Series 2001A,
                 5.950%, 12/01/33 (Alternative Minimum Tax) -
                 AMBAC Insured

        1,000   Michigan Housing Development Authority, GNMA Collateralized           4/12 at 102.00         Aaa          1,001,040
                 Limited Obligation Multifamily Housing Revenue Bonds,
                 Burkshire Pointe Apartments, Series 2002A, 5.400%, 10/20/32
                 (Alternative Minimum Tax)

          500   Michigan Housing Development Authority, FNMA Enhanced                 9/15 at 100.00         Aaa            497,640
                 Limited Obligation Multifamily Revenue  Bonds, Renaissance
                 Apartments, Series 2002, 5.350%, 8/01/22 (Alternative
                 Minimum Tax)

        2,400   Michigan State Housing Development Authority, Limited                 4/04 at 103.00         AAA          2,460,072
                 Obligation Revenue Bonds, Walled Lake Villa Project,
                 Series 1993, 6.000%, 4/15/18 - FSA Insured

        1,500   Michigan State Housing Development Authority, Limited                10/03 at 103.00         AAA          1,520,895
                 Obligation Revenue Bonds, Breton Village Green Project,
                 Series 1993, 5.625%, 10/15/18 - FSA Insured


                                       20

    PRINCIPAL                                                                          OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/MULTIFAMILY (continued)

                Mount Clemens Housing Corporation, Michigan, FHA-Insured Section
                8 Multifamily Housing Revenue Refunding Bonds, Clinton Place
                Project, Series 1992A:
$       1,000    6.600%, 6/01/13                                                     12/03 at 102.00         AAA        $ 1,020,810
        1,500    6.600%, 6/01/22                                                     12/03 at 102.00         AAA          1,527,990


------------------------------------------------------------------------------------------------------------------------------------
                INDUSTRIALS - 1.2%

        1,370   Michigan Strategic Fund, Limited Obligation Revenue Bonds,           12/03 at 102.00         BBB          1,402,757
                 WMX Technologies, Inc. Project, Series 1993,
                 6.000%, 12/01/13 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/GENERAL - 22.8%

        3,000   Allen Park Public School District, Wayne County, Michigan,            5/13 at 100.00         AAA          2,929,710
                 General Obligation Bonds, Series 2003, 5.000%, 5/01/29

        2,305   Caledonia Community Schools, Kent, Allegan and Barry                  5/13 at 100.00         AAA          2,461,648
                 Counties, Michigan, General Obligation Bonds,
                 Series 2003, 5.250%, 5/01/15

        1,000   Central Montcalm Public Schools, Montcalm and Ionia                   5/09 at 100.00         AAA          1,055,890
                 Counties, Michigan, Unlimited Tax General Obligation
                 School Building and Site Bonds, Series 1999,
                 5.750%, 5/01/24 - MBIA Insured

                Detroit School District, Wayne County, Michigan, General
                Obligation Bonds, Series 2002A:
        1,815    6.000%, 5/01/20 - FGIC Insured                                         No Opt. Call         AAA          2,076,033
          750    6.000%, 5/01/21 - FGIC Insured                                         No Opt. Call         AAA            855,188

        2,500   Detroit School District, Wayne County, Michigan, General              5/13 at 100.00         AAA          2,485,850
                 Obligation Bonds, Series 2003B, 5.000%, 5/01/23 -
                 FGIC Insured

          500   Detroit School District, Wayne County, Michigan, Unlimited            5/12 at 100.00         AAA            523,820
                 Tax General Obligation School Building and  Site
                 Improvement Bonds, Series 2001A, 5.500%, 5/01/21 -
                 FSA Insured

        1,000   Durand Area Schools, Shiawasee County, Michigan, General              5/07 at 100.00         AAA          1,015,840
                 Obligation Bonds, Series 1997, 5.375%, 5/01/23 -
                 FGIC Insured

        3,815   East Lansing Building Authority, Ingham and Clinton                   4/11 at 100.00          AA          3,901,257
                 Counties, Michigan, Unlimited Tax General Obligation
                 Building Authority Bonds, Series 2000, 5.375%, 4/01/25

        1,000   Oxford Area Community Schools, Oakland and Lapeer                    11/11 at 100.00         AAA          1,069,130
                 Counties, Michigan, General Obligation Bonds,
                 Series 2001, 5.500%, 5/01/17

          380   Reeths-Puffer Schools, Muskegon County, Michigan, School              5/05 at 101.00         AAA            405,316
                 Building and Site Refunding Bonds, Series 1995,
                 5.750%, 5/01/15 - FGIC Insured

        1,000   Rochester Community School District, Oakland and                      5/10 at 100.00         AAA          1,082,210
                 Macomb Counties, Michigan, General Obligation Bonds,
                  Series 2000I, 5.750%, 5/01/19 - FGIC Insured

                South Lyon Community Schools, Oakland, Washtenaw, and Livingston
                Counties, Michigan, General Obligation Bonds, Series 2003:
        2,350    5.250%, 5/01/19 - FGIC Insured                                      11/12 at 100.00         AAA          2,436,057
        1,575    5.250%, 5/01/22 - FGIC Insured                                      11/12 at 100.00         AAA          1,609,020

        2,830   Warren Consolidated School District, Macomb and Oakland               5/13 at 100.00         AAA          2,922,456
                 Counties, Michigan, General Obligation Refunding Bonds,
                 Series 2003, 5.250%, 5/01/20


------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED - 23.1%

        5,750   Detroit, Michigan, Convention Facility Limited Tax Revenue            9/03 at 102.00         AAA          5,900,708
                 Refunding Bonds, Cobo Hall Expansion Project, Series 1993,
                 5.250%, 9/30/12 - FSA Insured

        7,000   Detroit-Wayne County Stadium Authority, Michigan,                     2/07 at 102.00         AAA          7,043,120
                 Limited Tax General Obligation Building Authority Stadium
                 Bonds, Series 1997, 5.250%, 2/01/27 - FGIC Insured

        1,500   Michigan State Building Authority, Facilities Program                10/10 at 100.00         AA+          1,552,095
                 Revenue Bonds, Series 2000I, 5.375%, 10/15/20

                Michigan State Building Authority, Facilities Program Revenue
                Refunding Bonds, Series 2001I:
        2,570    5.500%, 10/15/19                                                    10/11 at 100.00         AA+          2,714,897
        6,500    5.000%, 10/15/24                                                    10/11 at 100.00         AA+          6,444,945

        1,000   Michigan State, Certificates of Participation, New Center             9/11 at 100.00         AAA          1,026,650
                 Development, Inc., Series 2001, 5.375%, 9/01/21 -
                 MBIA Insured


                                       21


                            Nuveen Michigan Premium Income Municipal Fund, Inc. (NMP) (continued)
                                    Portfolio of INVESTMENTS July 31, 2003

    PRINCIPAL                                                                          OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED (continued)

$       1,500   Michigan State, Comprehensive Transportation Revenue                 11/11 at 100.00         AAA        $ 1,524,210
                 Refunding Bonds, Series 2001A, 5.000%, 11/01/19 -
                 FSA Insured

        1,000   Puerto Rico Highway and Transportation Authority, Highway             7/16 at 100.00           A            947,810
                 Revenue Bonds, Series 1996Y, 5.000%, 7/01/36


------------------------------------------------------------------------------------------------------------------------------------
                TRANSPORTATION - 2.9%

        1,000   Puerto Rico Ports Authority, Special Facilities Revenue              12/03 at 102.00         CCC            539,990
                 Bonds, American Airlines, Inc. Project, Series 1993A,
                 6.300%, 6/01/23 (Alternative Minimum Tax)

        2,000   Wayne County, Michigan, Airport Revenue Bonds, Detroit               12/08 at 101.00         AAA          1,894,080
                 Metropolitan Wayne County Airport, Series 1998A,
                 5.000%, 12/01/28 (Alternative Minimum Tax) - MBIA Insured

        1,000   Wayne County, Michigan, Airport Revenue Bonds, Detroit               12/08 at 101.00         AAA            964,910
                 Metropolitan Wayne County Airport, Series 1998B,
                 4.875%, 12/01/23 - MBIA Insured


------------------------------------------------------------------------------------------------------------------------------------
                U.S. GUARANTEED - 31.2%

          395   Puerto Rico, The Children's Trust Fund, Tobacco Settlement            7/10 at 100.00         AAA            439,801
                 Asset-Backed Bonds, Series 2000, 5.750%, 7/01/20
                 (Pre-refunded to 7/01/10)

        2,000   Detroit, Michigan, Sewage Disposal System Revenue Bonds,              1/10 at 101.00         AAA          2,288,680
                 Series 1999A, 5.875%, 7/01/27 (Pre-refunded to 1/01/10) -
                 FGIC Insured

          630   Detroit, Michigan, Sewage Disposal System Revenue Bonds,              7/07 at 101.00         AAA            708,441
                 Series 1997A, 5.500%, 7/01/20 (Pre-refunded to 7/01/07) -
                 MBIA Insured

        1,385   Detroit, Michigan, Water Supply System Revenue Bonds,                 7/11 at 100.00         AAA          1,527,613
                 Senior Lien, Series 2001A, 5.250%, 7/01/33 (Pre-refunded
                 to 7/01/11) - FGIC Insured

        4,000   Detroit, Michigan, Water Supply System Revenue Bonds,                 1/10 at 101.00         AAA          4,546,360
                 Senior Lien, Series 1999A, 5.750%, 7/01/26 (Pre-refunded
                 to 1/01/10) - FGIC Insured

        3,000   Eastern Michigan University, General Revenue Bonds,                  12/06 at 101.00         AAA          3,365,040
                 Series 1997, 5.500%, 6/01/27 (Pre-refunded to 12/01/06) -
                 FGIC Insured

        2,000   Ferris State College, Michigan, General Revenue Bonds,               10/03 at 102.00         AAA          2,057,660
                 Series 1993, 6.250%, 10/01/19 (Pre-refunded to 10/01/03) -
                 AMBAC Insured

        1,950   Michigan Municipal Bond Authority, State Revolving Fund                 No Opt. Call         AAA          1,969,715
                 Revenue Bonds, Series 1994, 7.000%, 10/01/03

        5,000   Michigan Municipal Bond Authority, Drinking Water Revolving          10/09 at 101.00         AAA          5,702,450
                 Fund Revenue Bonds, Series 1999, 5.500%, 10/01/21
                 (Pre-refunded to 10/01/09)

        3,000   Michigan State Hospital Finance Authority, Hospital Revenue          11/03 at 102.00         AAA          3,073,020
                 Refunding Bonds, St. John's Hospital, Series 1993A,
                 6.000%, 5/15/13 - AMBAC Insured

        2,500   Michigan State Hospital Finance Authority, Revenue Bonds,            11/09 at 101.00         AAA          2,944,075
                 Ascension Health Credit Group, Series 1999A,
                 6.125%, 11/15/26 (Pre-refunded to 11/15/09)

        1,240   Milan Area Schools, Washtenaw and Monroe Counties,                    5/10 at 100.00         AAA          1,397,517
                 Michigan, Unlimited Tax General Obligation School Building
                 and Site Bonds, Series 2000A, 5.625%, 5/01/16
                 (Pre-refunded to 5/01/10) - FGIC Insured

        1,100   Puerto Rico Public Improvement, General Obligation                    7/07 at 101.50       A-***          1,249,534
                 Refunding Bonds, Series 1997, 5.750%, 7/01/17
                 (Pre-refunded to 7/01/07)

          620   Reeths-Puffer Schools, Muskegon County, Michigan,                     5/05 at 101.00         AAA            672,601
                 School Building and Site Refunding Bonds, Series 1995,
                 5.750%, 5/01/15 (Pre-refunded to 5/01/05) - FGIC Insured

        1,500   Romulus Community Schools, Wayne County, Michigan,                    5/09 at 100.00         AAA          1,704,840
                 Unlimited Tax General Obligation School Building and Site
                 Bonds, Series 1999, 5.750%, 5/01/25 (Pre-refunded to
                 5/01/09) - FGIC Insured

        2,500   West Bloomfield School District, Oakland County, Michigan,            5/10 at 100.00         AAA          2,845,300
                 Unlimited Tax General Obligation School Building and Site
                 Bonds, Series 2000, 5.800%, 5/01/17 (Pre-refunded to
                 5/01/10) - FGIC Insured


                                       22

    PRINCIPAL                                                                          OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                UTILITIES - 22.9%

$       1,000   Michigan Public Power Agency, Revenue Bonds, Combustion               1/12 at 100.00         AAA        $ 1,010,460
                 Turbine 1 Project, Series 2001A, 5.250%, 1/01/27 -
                 AMBAC Insured

        1,000   Michigan South Central Power Agency, Power Supply System                No Opt. Call        Baa1          1,071,910
                 Revenue Bonds, Series 2000, 6.000%, 5/01/12

        3,500   Michigan Strategic Fund, Collateralized Limited Obligation           12/03 at 102.00         AAA          3,582,425
                 Revenue Refunding Bonds, Consumers Power Company
                 Project, Series 1993B, 5.800%, 6/15/10 - CAPMAC Insured

        3,000   Michigan Strategic Fund, Limited Obligation Revenue                     No Opt. Call         Aaa          3,157,590
                 Refunding and Remarketing Bonds, Detroit Edison Company,
                 Series 1995CC, 4.850%, 9/01/30 (Mandatory put 9/01/11)

        5,000   Michigan Strategic Fund, Collateralized Limited Obligation            9/11 at 100.00          A-          5,007,200
                 Revenue Refunding Pollution Control Bonds, Detroit Edison
                 Company, Series 2001C, 5.450%, 9/01/29

        1,000   Michigan Strategic Fund, Collateralized Limited Obligation            9/09 at 102.00         AAA          1,018,650
                 Revenue Refunding Pollution Control Bonds, Detroit Edison
                 Company, Series 1999A, 5.550%, 9/01/29 (Alternative
                 Minimum Tax) - MBIA Insured

                Monroe County, Michigan, Pollution Control Revenue Bonds,
                Detroit Edison Company Project, Series 1992CC:
        2,500    6.550%, 6/01/24 (Alternative Minimum Tax) - MBIA Insured            12/03 at 102.00         AAA          2,587,575
        1,500    6.550%, 9/01/24 (Alternative Minimum Tax) - MBIA Insured             9/03 at 102.00         AAA          1,535,625

        6,000   Monroe County, Michigan, Pollution Control Revenue Bonds,               No Opt. Call         AAA          6,388,920
                 Detroit Edison Company Project, Series 1994A,
                 6.350%, 12/01/04 (Alternative Minimum Tax) -
                 AMBAC Insured

        1,500   Wyandotte, Michigan, Electric Revenue Refunding Bonds,               10/08 at 101.00         AAA          1,586,085
                 Series 2002, 5.375%, 10/01/17 - MBIA Insured


------------------------------------------------------------------------------------------------------------------------------------
                WATER AND SEWER - 5.8%

        1,500   Detroit, Michigan, Sewage Disposal System Revenue Bonds,                No Opt. Call         AAA          1,595,760
                 Second Lien, Series 2001B, 5.500%, 7/01/29 - FGIC Insured

        2,500   Detroit, Michigan, Sewage Disposal System Revenue                     7/13 at 100.00         AAA          2,434,650
                 Refunding Bonds, Senior Lien, Series 2003A,
                 5.000%, 7/01/32 - FSA Insured

        1,370   Detroit, Michigan, Sewage Disposal System Revenue Bonds,              7/07 at 101.00         AAA          1,426,239
                 Series 1997A, 5.500%, 7/01/20 - MBIA Insured

        1,315   Detroit, Michigan, Water Supply System Revenue Bonds,                 7/11 at 100.00         AAA          1,323,821
                 Senior Lien, Series 2001A, 5.250%, 7/01/33 - FGIC Insured
------------------------------------------------------------------------------------------------------------------------------------
$     165,470   Total Long-Term Investments (cost $163,801,871) - 145.1%                                                170,371,984
=============-----------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 2.6%                                                                      3,046,395
                --------------------------------------------------------------------------------------------------------------------
                Preferred Shares, at Liquidation Value - (47.7)%                                                        (56,000,000)
                --------------------------------------------------------------------------------------------------------------------
                Net Assets Applicable to Common Shares - 100%                                                          $117,418,379
                ====================================================================================================================


                    (1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares.

                    * Optional Call Provisions (not covered by the report of independent auditors): Dates (month and year) and prices of the earliest optional call or redemption.
                         There may be other call provisions at varying prices at later dates.

                    ** Ratings (not covered by the report of independent auditors): Using the higher of Standard & Poor's or Moody's rating.

                    *** Securities are backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensures the timely payment of principal and interest. Such securities are normally considered to be equivalent to AAA rated securities.

                                 See accompanying notes to financial statements.


                                       23


                            Nuveen Michigan Dividend Advantage Municipal Fund (NZW)

                            Portfolio of
                                       INVESTMENTS July 31, 2003

    PRINCIPAL                                                                          OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                EDUCATION AND CIVIC ORGANIZATIONS - 3.8%

$       1,150   Michigan Higher Education Facilities Authority, Limited               9/11 at 100.00         Aaa        $ 1,130,623
                 Obligation Revenue Refunding Bonds, Kettering University,
                 Series 2001, 5.000%, 9/01/26 - AMBAC Insured


------------------------------------------------------------------------------------------------------------------------------------
                HEALTHCARE - 17.2%

        1,000   Kent Hospital Finance Authority, Michigan, Revenue Bonds,             7/11 at 101.00          AA            991,520
                 Spectrum Health, Series 2001A, 5.250%, 1/15/21

        1,200   Michigan State Hospital Finance Authority, Hospital Revenue           1/06 at 102.00         Ba3            961,848
                 Refunding Bonds, Sinai Hospital, Series 1995,
                 6.625%, 1/01/16

          600   Michigan State Hospital Finance Authority, Hospital Revenue           5/06 at 102.00          A1            582,372
                 and Refunding Bonds, Henry Ford Health System,
                 Series 1995A, 5.250%, 11/15/20

          750   Michigan State Hospital Finance Authority, Hospital Revenue          11/11 at 101.00          A1            736,388
                 Refunding Bonds, Sparrow Obligated Group, Series 2001,
                 5.625%, 11/15/31

        1,800   Royal Oak, Michigan, Hospital Finance Authority, Hospital            11/11 at 100.00         AAA          1,799,856
                 Revenue Bonds, William Beaumont Hospital, Series 2001M,
                 5.250%, 11/15/31 - MBIA Insured


------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/MULTIFAMILY - 5.8%

        1,700   Michigan Housing Development Authority, GNMA                          8/12 at 102.00         Aaa          1,708,942
                 Collateralized Limited Obligation Multifamily Housing
                 Revenue Bonds, Cranbrook Apartments, Series 2001A,
                 5.400%, 2/20/31 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/SINGLE FAMILY - 4.3%

        1,250   Michigan Housing Development Authority, Single Family                 1/11 at 100.00         AAA          1,275,113
                 Mortgage Revenue Bonds, Series 2001, 5.300%, 12/01/16
                 (Alternative Minimum Tax) - MBIA Insured


------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/GENERAL - 52.0%

        1,000   Detroit School District, Wayne County, Michigan, General              5/13 at 100.00         AAA          1,029,750
                 Obligation Bonds, Series 2002A, 5.375%, 5/01/24 -
                 FGIC Insured

        1,000   Detroit School District, Wayne County, Michigan, Unlimited            5/12 at 100.00         AAA          1,047,640
                 Tax School Building and Site Improvement General Obligation
                 Bonds, Series 2001A, 5.500%, 5/01/21 - FSA Insured

        1,000   Garden City School District, Wayne County, Michigan,                  5/11 at 100.00         AAA            983,240
                 General Obligation Refunding Bonds, Series 2001,
                 5.000%, 5/01/26

        1,300   Harper Creek Community School District, Calhoun County,               5/11 at 100.00         AAA          1,296,074
                 Michigan, General Obligation Bonds, Series 2001,
                 5.125%, 5/01/31

        2,200   Huron School District, Wayne and Monroe Counties,                     5/11 at 100.00         AAA          2,247,322
                 Michigan, General Obligation Bonds, Series 2001,
                 5.375%, 5/01/26 - FSA Insured

        1,500   Huron Valley School District, Oakland and Livingston                 11/11 at 100.00         AAA          1,472,880
                 Counties, Michigan, General Obligation Bonds, Series 2001,
                 5.000%, 5/01/27

        1,050   Lawton Community Schools, Van Buren County, Michigan,                11/11 at 100.00         AAA          1,092,536
                 General Obligation Bonds, Series 2001, 5.500%, 5/01/21

        1,000   Portland Public Schools, Ionia County, Michigan, General             11/11 at 100.00         AAA            976,570
                 Obligation Bonds, Series 2001, 5.000%, 5/01/29

        1,000   Puerto Rico Public Improvement, General Obligation Bonds,             7/11 at 100.00          A-            971,060
                 Series 2002A, 5.125%, 7/01/31

        1,000   Rochester Community School District, Oakland and Macomb              11/11 at 100.00         AAA          1,034,470
                 Counties, Michigan, General Obligation Bonds, Series 2001II,
                 5.500%, 5/01/22

          500   Warren Building Authority, Michigan, Limited Tax General             11/10 at 100.00         AAA            505,140
                 Obligation Bonds, Series 2001, 5.150%, 11/01/22 -
                 FGIC Insured


                                       24

    PRINCIPAL                                                                          OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/GENERAL (continued)

                Washtenaw County, Michigan, Limited Tax General Obligation
                Bonds, Sylvan Township Water and Wastewater System, Series 2001:
$         500    5.000%, 5/01/19 - MBIA Insured                                       5/09 at 100.50         AAA        $   508,350
          800    5.000%, 5/01/20 - MBIA Insured                                       5/09 at 100.50         AAA            809,552

        1,300   Willow Run Community Schools, Washtenaw County,                       5/11 at 100.00         AAA          1,304,459
                 Michigan, General Obligation Bonds, Series 2001,
                 5.000%, 5/01/21


------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED - 29.5%

        1,300   Grand Rapids Building Authority, Kent County, Michigan,              10/11 at 100.00         AAA          1,302,483
                 Limited Tax General Obligation Bonds, Series 2001,
                 5.125%, 10/01/26 - MBIA Insured

        1,205   Michigan State Building Authority, Facilities Program Revenue        10/11 at 100.00         AA+          1,194,794
                  Refunding Bonds, Series 2001I, 5.000%, 10/15/24

        2,000   Michigan State Trunk Line, Trunk Line Fund Bonds,                    11/11 at 100.00         AAA          1,972,100
                 Series 2001A, 5.000%, 11/01/25

        1,450   Muskegon County, Michigan, Limited Tax General                        7/11 at 100.00         AAA          1,425,655
                 Obligation Wastewater Management System 2 Revenue
                 Bonds, Series 2002, 5.000%, 7/01/26 - FGIC Insured

        1,000   Puerto Rico Public Finance Corporation, Commonwealth                    No Opt. Call        BBB+          1,091,720
                 Appropriation Bonds, Series 2002E, 6.000%, 8/01/26

        1,750   Wayne County, Michigan, Limited Tax General Obligation               12/11 at 101.00         AAA          1,695,400
                 Airport Hotel Revenue Bonds, Detroit Metropolitan Wayne
                 County Airport, Series 2001A, 5.000%, 12/01/30 -
                 MBIA Insured


------------------------------------------------------------------------------------------------------------------------------------
                TRANSPORTATION - 5.6%

        1,750   Wayne County, Michigan, Airport Revenue Bonds, Detroit               12/08 at 101.00         AAA          1,657,320
                 Metropolitan Wayne County Airport, Series 1998A,
                 5.000%, 12/01/28 (Alternative Minimum Tax) - MBIA Insured


------------------------------------------------------------------------------------------------------------------------------------
                U.S. GUARANTEED - 7.6%

          515   Detroit, Michigan, Water Supply System Revenue Bonds,                 7/11 at 100.00         AAA            568,030
                 Senior Lien, Series 2001A, 5.250%, 7/01/33 (Pre-refunded
                 to 7/01/11) - FGIC Insured

        1,000   Michigan Municipal Bond Authority, Drinking Water                    10/10 at 101.00         AAA          1,158,170
                 Revolving Fund Revenue Bonds, Series 2000,
                 5.875%, 10/01/17 (Pre-refunded to 10/01/10)

          500   Puerto Rico Infrastructure Financing Authority, Special              10/10 at 101.00         AAA            525,625
                 Obligation Bonds, Series 2000A, 5.500%, 10/01/40


------------------------------------------------------------------------------------------------------------------------------------
                UTILITIES - 11.8%

        1,235   Michigan Public Power Agency, Revenue Bonds, Combustion               1/12 at 100.00         AAA          1,252,129
                 Turbine 1 Project, Series 2001A, 5.250%, 1/01/24 -
                 AMBAC Insured

        2,215   Michigan Strategic Fund, Collateralized Limited Obligation            9/11 at 100.00          A-          2,217,724
                 Revenue Refunding Pollution Control Bonds, Fixed-Rate
                 Conversion, Detroit Edison Company, Series 1999C,
                 5.650%, 9/01/29 (Alternative Minimum Tax)


                                       25


                            Nuveen Michigan Dividend Advantage Municipal Fund (NZW) (continued)
                                    Portfolio of INVESTMENTS July 31, 2003
    PRINCIPAL                                                                          OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                WATER AND SEWER - 8.6%

$       1,000   Detroit, Michigan, Sewage Disposal System Revenue Bonds,                No Opt. Call         AAA        $ 1,063,840
                 Second Lien, Series 2001B, 5.500%, 7/01/29 - FGIC Insured

                Detroit, Michigan, Water Supply System Revenue Bonds,
                Senior Lien, Series 2001A:
        1,000    5.000%, 7/01/30 - FGIC Insured                                       7/11 at 100.00         AAA            976,110
          485    5.250%, 7/01/33 - FGIC Insured                                       7/11 at 100.00         AAA            488,252
------------------------------------------------------------------------------------------------------------------------------------
$      43,005   Total Long-Term Investments (cost $42,898,673) - 146.2%                                                  43,055,057
=============-----------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 8.1%                                                                      2,388,431
                --------------------------------------------------------------------------------------------------------------------
                Preferred Shares, at Liquidation Value - (54.3)%                                                        (16,000,000)
                --------------------------------------------------------------------------------------------------------------------
                Net Assets Applicable to Common Shares - 100%                                                           $29,443,488
                ====================================================================================================================


                    (1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares.

                    * Optional Call Provisions (not covered by the report of independent auditors): Dates (month and year) and prices of the earliest optional call or redemption.
                         There may be other call provisions at varying prices at later dates.

                    ** Ratings (not covered by the report of independent auditors): Using the higher of Standard & Poor's or Moody's rating.

                                 See accompanying notes to financial statements.

                                       26


                            Nuveen Ohio Quality Income Municipal Fund, Inc. (NUO)

                            Portfolio of
                                    INVESTMENTS July 31, 2003

    PRINCIPAL                                                                          OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                CONSUMER STAPLES - 2.4%

$       4,320   Puerto Rico, The Children's Trust Fund, Tobacco Settlement            5/12 at 100.00          A-        $ 3,746,434
                 Asset-Backed Refunding Bonds, Series 2002,
                 5.375%, 5/15/33


------------------------------------------------------------------------------------------------------------------------------------
                EDUCATION AND CIVIC ORGANIZATIONS - 4.7%

        3,665   Ohio State Education, Student Loan Revenue Bonds,                     6/07 at 102.00         AAA          3,795,547
                 Supplemental Student Loan Program, Series 1997A-1,
                 5.850%, 12/01/19 (Alternative Minimum Tax) -
                 AMBAC Insured

        1,000   Ohio Higher Education Facilities Commission, Revenue                 12/04 at 102.00         AAA          1,068,370
                 Bonds, University of Dayton Project, Series 1994,
                 5.800%, 12/01/14 - FGIC Insured

        1,200   Ohio Higher Education Facilities Commission, Revenue                  9/06 at 101.00         Ba1          1,191,936
                 Bonds, University of Findlay Project, Series 1996,
                 6.125%, 9/01/16

        1,200   Ohio State University, General Receipts Bonds,                       12/12 at 100.00          AA          1,198,128
                 Series 2002A, 5.125%, 12/01/31


------------------------------------------------------------------------------------------------------------------------------------
                HEALTHCARE - 20.9%

        2,675   Clermont County, Ohio, Hospital Facilities Revenue Refunding          1/04 at 101.00         AAA          2,736,632
                 Bonds, Mercy Health System, Series 1993A, 5.875%, 1/01/15 -
                 MBIA Insured

        1,000   Cuyahoga County, Ohio, Hospital Improvement and Revenue               2/07 at 102.00         AAA          1,069,740
                 Refunding Bonds, The MetroHealth System Project,
                 Series 1997, 5.625%, 2/15/17 - MBIA Insured

        2,000   Cuyahoga County, Ohio, Revenue Refunding Bonds,                       7/13 at 100.00          A1          2,062,440
                 Cleveland Clinic Health System, Series 2003A,
                 6.000%, 1/01/32

        2,500   Erie County, Ohio, Hospital Facilities Revenue Bonds,                 8/12 at 101.00           A          2,489,300
                 Firelands Regional Medical Center, Series 2002A,
                 5.625%, 8/15/32

                Franklin County, Ohio, Hospital Revenue Refunding and
                Improvement Bonds, Children's Hospital Project, Series 1996A:
        1,000    5.750%, 11/01/20                                                    11/06 at 101.00         Aa2          1,019,690
        1,500    5.875%, 11/01/25                                                    11/06 at 101.00         Aa2          1,526,310

        2,500   Marion County, Ohio, Hospital Revenue Refunding and                   5/06 at 102.00        BBB+          2,625,300
                 Improvement Bonds, The Community Hospital, Series 1996,
                 6.375%, 5/15/11

        2,405   Miami County, Ohio, Hospital Facilities Revenue Refunding             5/06 at 102.00        BBB+          2,456,275
                 and Improvement Bonds, Upper Valley Medical Center,
                 Series 1996A, 6.250%, 5/15/16

        1,500   Montgomery County, Ohio, Hospital Facilities Revenue                  4/06 at 102.00         AAA          1,615,665
                 Refunding and Improvement Bonds, Kettering Medical
                 Center, Series 1996, 5.625%, 4/01/16 - MBIA Insured

        3,000   Montgomery County, Ohio, Hospital Facilities Revenue                  4/10 at 101.00        BBB+          3,187,020
                 Bonds, Kettering Medical Center, Series 1999,
                 6.750%, 4/01/18

        6,000   Parma Community General Hospital Association, Ohio,                  11/08 at 101.00          A-          5,775,060
                 Hospital Revenue Refunding and Improvement Bonds,
                 Series 1998, 5.375%, 11/01/29

        2,500   Richland County, Ohio, Hospital Facilities Revenue                   11/10 at 101.00          A-          2,598,400
                 Improvement Bonds, MedCentral Health System Obligated
                 Group, Series 2000B, 6.375%, 11/15/30

        1,500   Steubenville, Ohio, Hospital Facilities Revenue Refunding            10/10 at 100.00          A3          1,569,510
                 and Improvement Bonds, Trinity Health System,
                 Series 2000, 6.375%, 10/01/20

        1,705   Tuscarawas County, Ohio, Hospital Facilities Revenue                 10/11 at 101.00          AA          1,773,405
                 Bonds, Union Hospital Project, Series 2001,
                 5.750%, 10/01/21 - RAAI Insured


------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/MULTIFAMILY - 11.6%

        1,385   Clermont County, Ohio, GNMA Collateralized Mortgage                   8/03 at 103.00         Aaa          1,388,379
                 Revenue Bonds, S.E.M. Villa II Project, Series 1994A,
                 5.950%, 2/20/30

        1,000   Cuyahoga County, Ohio, GNMA Collateralized Mortgage                   9/10 at 102.00         Aaa            989,080
                 Revenue Bonds, West Tech Apartments Project,
                 Series 2002A, 5.350%, 3/20/33 (Alternative Minimum Tax)


                                       27


                            Nuveen Ohio Quality Income Municipal Fund, Inc. (NUO) (continued)
                                    Portfolio of INVESTMENTS July 31, 2003

    PRINCIPAL                                                                          OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/MULTIFAMILY (continued)

$       1,435   Cuyahoga County, Ohio, GNMA Collateralized Loan                       6/08 at 105.00         Aaa        $ 1,491,769
                 Multifamily Housing Revenue Bonds, Water Street
                 Associates Project, Series 1997, 6.150%, 12/20/26
                 (Alternative Minimum Tax)

                Cuyahoga County, Ohio, GNMA Collateralized Multifamily Housing
                Mortgage Revenue Bonds, Longwood Phase One Associates LP
                Project, Series 2001A:
        2,475    5.350%, 1/20/21 (Alternative Minimum Tax)                            7/11 at 102.00         Aaa          2,490,147
        2,250    5.450%, 1/20/31 (Alternative Minimum Tax)                            7/11 at 102.00         Aaa          2,260,598

        1,000   Cuyahoga County, Ohio, GNMA Collateralized Multifamily                9/12 at 102.00         Aaa          1,000,430
                 Housing Revenue Bonds, Livingston Park, Series 2002A,
                 5.350%, 9/20/27

          985   Franklin County, Ohio, FHA-Insured Multifamily Housing                1/05 at 103.00          Aa            986,172
                 Mortgage Revenue Bonds, Hamilton Creek Apartments
                 Project, Series 1994A, 5.550%, 7/01/24 (Alternative
                 Minimum Tax)

        4,060   Lucas Northgate Housing Development Corporation,                      1/04 at 102.00         Aaa          4,107,421
                 Ohio, FHA-Insured Mortgage Revenue Refunding Bonds,
                 Northgate Apartments Section 8 Assisted Project,
                 Series 1999A, 6.000%, 7/01/24 - MBIA Insured

        3,265   Ohio Housing Finance Agency, Multifamily Housing Revenue             12/09 at 100.00         AAA          3,376,565
                 Bonds, Timber Lake Apartments Project, Series 1999C,
                 6.150%, 12/01/24 (Alternative Minimum Tax) -
                 FSA Insured


------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/SINGLE FAMILY - 9.6%

        2,240   Ohio Housing Finance Agency, GNMA Mortgage-Backed                     9/09 at 100.00         Aaa          2,335,066
                 Securities Program Residential Mortgage  Revenue Bonds,
                 Series 2000A-1, 6.350%, 9/01/31 (Alternative Minimum Tax)

        2,635   Ohio Housing Finance Agency, GNMA Mortgage-Backed                     9/07 at 102.00         Aaa          2,679,400
                 Securities Program Residential Mortgage Revenue Bonds,
                 Series 1996B-3, 5.750%, 9/01/28 (Alternative Minimum Tax)

        5,000   Ohio Housing Finance Agency, GNMA Mortgage-Backed                     3/08 at 101.50         AAA          5,038,400
                 Securities Program Residential Mortgage Revenue Bonds,
                 Series 1998A-1, 5.300%, 9/01/19 (Alternative Minimum
                 Tax) - FSA Insured

        3,955   Ohio Housing Finance Agency, GNMA Mortgage-Backed                     9/08 at 102.00         Aaa          3,962,633
                 Securities Program Residential Mortgage Revenue Bonds,
                 Series 1997B, 5.400%, 9/01/29 (Alternative Minimum Tax)

          905   Ohio Housing Finance Agency, GNMA Mortgage-Backed                     3/12 at 100.00         Aaa            908,901
                 Securities Program Residential Mortgage Revenue Bonds,
                 Series 2002D, 5.400%, 9/01/34 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                LONG-TERM CARE - 0.7%

        1,000   Marion County, Ohio, Healthcare Facilities Revenue                   11/03 at 102.00        BBB-          1,012,620
                 Refunding and Improvement Bonds, United Church Homes,
                 Inc. Project, Series 1993, 6.300%, 11/15/15


------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/GENERAL - 32.8%

        1,000   Ansonia Local School District, Darke County, Ohio,                   12/10 at 102.00         Aaa          1,041,470
                 General Obligation Bonds, Series 2000, 5.500%, 12/01/22 -
                 MBIA Insured

        1,000   Bay Village City School District, Ohio, Unlimited Tax General        12/10 at 100.00         Aa2            991,300
                 Obligation School Improvement Bonds, Series 2001,
                 5.000%, 12/01/25

          270   Berea City School District, Ohio, Unlimited Tax General              12/03 at 102.00         AAA            281,437
                 Obligation School Improvement Bonds, Series 1993,
                 7.500%, 12/15/06 - AMBAC Insured

        1,750   Brecksville-Broadview Heights City School District, Ohio,            12/06 at 102.00         AAA          2,002,245
                 Unlimited Tax General Obligation School Improvement
                 Bonds, Series 1996, 6.500%, 12/01/16 - FGIC Insured

        1,000   Cincinnati City School District, Hamilton County, Ohio,              12/11 at 100.00         AAA          1,072,750
                 General Obligation Bonds, Series 2001, 5.375%, 12/01/15 -
                 MBIA Insured

        2,600   Cincinnati City School District, Hamilton County, Ohio,              12/12 at 100.00         AAA          2,668,302
                 General Obligation Bonds, Series 2002, 5.250%, 6/01/21 -
                 FSA Insured

        1,165   Cleveland, Ohio, General Obligation Bonds, Series 2000,              12/10 at 101.00         AAA          1,200,765
                 5.125%, 12/01/18 - FGIC Insured

        2,765   Dayton City School District, Ohio, General Obligation Bonds,          6/13 at 100.00         AAA          2,714,041
                 Series 2003A, 5.000%, 12/01/27 - FGIC Insured

        1,000   Dublin, Ohio, Unlimited Tax Various Purpose Improvement              12/10 at 100.00         Aa1          1,008,180
                 Bonds, Series 2000A, 5.000%, 12/01/20

        1,300   Franklin County, Ohio, Limited Tax General Obligation                12/08 at 102.00         AAA          1,356,108
                 Refunding Bonds, Series 1993, 5.375%, 12/01/20


                                       28

    PRINCIPAL                                                                          OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/GENERAL (continued)

$       2,000   Garfield Heights City School District, Cuyahoga County,              12/11 at 100.00         Aaa        $ 1,976,780
                 Ohio, General Obligation School Improvement Bonds,
                 Series 2001, 5.000%, 12/15/26 - MBIA Insured

        1,000   Hilliard School District, Ohio, General Obligation School            12/10 at 101.00         AAA          1,061,090
                 Improvement Bonds, Series 2000, 5.750%, 12/01/24 -
                 FGIC Insured

        1,160   Kenston Local School District, Geauga County, Ohio, General           6/13 at 100.00         Aaa          1,159,211
                 Obligation Bonds, Series 2003, 5.000%, 12/01/22 -
                 MBIA Insured

        2,000   Lakota Local School District, Butler County, Ohio, Unlimited          6/11 at 100.00         Aaa          2,007,540
                 Tax General Obligation School Improvement and Refunding
                 Bonds, Series 2001, 5.125%, 12/01/26 - FGIC Insured

        1,750   London City School District, Ohio, General Obligation                12/11 at 100.00         Aaa          1,715,980
                 School Facilities Construction and Improvement Bonds,
                 Series 2001, 5.000%, 12/01/29 - FGIC Insured

        2,500   Louisville City School District, Ohio, General Obligation            12/11 at 100.00         Aaa          2,454,925
                 Bonds, Series 2001, 5.000%, 12/01/29 - FGIC Insured

        1,515   Massillon City School District, Ohio, General Obligation             12/12 at 100.00         Aaa          1,554,799
                 Bonds, Series 2003, 5.250%, 12/01/21 - MBIA Insured

        2,335   Milford Exempted Village School District, Ohio, General              12/11 at 100.00         Aaa          2,336,401
                 Obligation Bonds, Series 2001, 5.125%, 12/01/30 -
                 FSA Insured

        1,260   Morgan Local School District, Morgan, Muskingum and                  12/10 at 101.00         AA-          1,359,817
                 Washington Counties, Ohio, Unlimited Tax General
                 Obligation School Improvement Bonds, Series 2000,
                 5.750%, 12/01/22

                North Canton City School District, Ohio, Unlimited Tax General
                Obligation School Improvement Bonds, Series 1994:
          650    9.750%, 12/01/03 - AMBAC Insured                                       No Opt. Call         AAA            668,610
          715    9.700%, 12/01/04 - AMBAC Insured                                       No Opt. Call         AAA            795,380

                Oak Hills Local School District, Hamilton County, Ohio,
                General Obligation Bonds, Series 1997B:
        1,025    6.900%, 12/01/11 - MBIA Insured                                        No Opt. Call         AAA          1,241,101
        1,090    6.900%, 12/01/12 - MBIA Insured                                        No Opt. Call         AAA          1,328,416

        1,315   Ohio State Higher Education, General Obligation Bonds,                5/13 at 100.00         AA+          1,307,557
                 Series 2003A, 5.000%, 5/01/23

        2,720   Pickerington Local School District, Fairfield and Franklin           12/11 at 100.00         AAA          2,672,645
                 Counties, Ohio, School Facilities Construction and
                 Improvement General Obligation Bonds, Series 2001,
                 5.000%, 12/01/28 - FGIC Insured

        1,100   Plain Local School District, Franklin and Licking Counties,           6/12 at 100.00         Aaa          1,183,116
                 Ohio, General Obligation Bonds, Series 2002,
                 5.500%, 12/01/17 - FGIC Insured

          280   Plain Local School District, Franklin and Licking Counties,           6/11 at 100.00         Aaa            308,790
                 Ohio, General Obligation Bonds, Series 2000,
                 6.000%, 12/01/20 - FGIC Insured

        1,445   Portage County, Ohio, General Obligation Bonds,                      12/11 at 100.00         AAA          1,424,293
                 Series 2001, 5.000%, 12/01/27 - FGIC Insured

        1,000   Revere Local School District, Ohio, Unlimited Tax General            12/03 at 102.00         AAA          1,033,120
                 Obligation School Improvement Bonds, Series 1993,
                 6.000%, 12/01/16 - AMBAC Insured

        2,830   Springfield Township, Hamilton County, Ohio, Various                 12/11 at 100.00         Aa3          2,857,734
                 Purpose Limited Tax General Obligation Bonds, Series 2002,
                 5.250%, 12/01/27

        2,000   Strongsville, Ohio, General Obligation Bonds,                        12/11 at 100.00         Aaa          2,005,940
                 Series 2001, 5.000%, 12/01/21 - FGIC Insured

           70   Strongsville, Ohio, Limited Tax General Obligation Various           12/06 at 102.00         Aa2             76,196
                 Purpose Improvement Bonds, Series 1996, 5.950%, 12/01/21

        1,000   Upper Arlington City School District, Ohio, General                  12/06 at 101.00         AAA          1,010,720
                 Obligation Improvement Bonds, Series 1996,
                 5.250%, 12/01/22 - MBIA Insured

        2,000   Westerville City School District, Franklin and Delaware               6/11 at 100.00         AAA          1,971,340
                 Counties, Ohio, Various Purpose General Obligation
                 Bonds, Series 2001, 5.000%, 12/01/27 - MBIA Insured

        1,000   Westlake, Ohio, Various Purpose General Obligation                   12/08 at 101.00         Aaa          1,082,320
                 Improvement and Refunding Bonds, Series 1997,
                 5.550%, 12/01/17


                                       29


                            Nuveen Ohio Quality Income Municipal Fund, Inc. (NUO) (continued)
                                    Portfolio of INVESTMENTS July 31, 2003
    PRINCIPAL                                                                          OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED - 2.5%

$       1,250   Columbus, Ohio, Tax Increment Financing Bonds, Easton                 6/09 at 101.00         AAA        $ 1,214,388
                 Project, Series 1999, 4.875%, 12/01/24 - AMBAC Insured

                New Albany Community Authority, Ohio, Community Facilities
                Revenue Refunding Bonds, Series 2001B:
        1,000    5.500%, 10/01/15 - AMBAC Insured                                     4/12 at 100.00         AAA          1,080,360
        1,000    5.500%, 10/01/17 - AMBAC Insured                                     4/12 at 100.00         AAA          1,070,670

          545   Ohio Department of Transportation, Certificates of                   10/03 at 100.00          AA            545,529
                 Participation, Rickenbacker International Airport
                 Improvements, Series 1996, 6.125%, 4/15/15
                 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                TRANSPORTATION - 8.4%

                Cleveland, Ohio, Airport System Revenue Bonds, Series 2000A:
        1,780    5.250%, 1/01/16 - FSA Insured                                        1/10 at 101.00         AAA          1,849,669
        2,500    5.000%, 1/01/31 - FSA Insured                                        1/10 at 101.00         AAA          2,439,750

        3,430   Cleveland, Ohio, Parking Facilities Revenue Refunding Bonds,          9/06 at 102.00         AAA          3,535,644
                 Series 1996, 5.500%, 9/15/22 - MBIA Insured

                Columbus Municipal Airport Authority, Ohio, Airport Improvement
                Revenue Bonds, Port Columbus International Airport Project,
                Series 1994A:
          830    5.950%, 1/01/08 (Alternative Minimum Tax) - MBIA Insured             1/04 at 102.00         AAA            859,938
        1,000    6.000%, 1/01/14 (Alternative Minimum Tax) - MBIA Insured             1/04 at 102.00         AAA          1,035,420

        1,500   Dayton, Ohio, Special Facilities Revenue Refunding Bonds,             2/08 at 102.00         BB+          1,129,080
                 Emery Air Freight Corporation and Emery Worldwide
                 Airlines, Inc. - Guarantors, Series 1998A, 5.625%, 2/01/18

        2,000   Ohio Turnpike Commission, Revenue Bonds,                                No Opt. Call         AAA          2,194,840
                 Series 1998A, 5.500%, 2/15/18 - FGIC Insured


------------------------------------------------------------------------------------------------------------------------------------
                U.S. GUARANTEED - 28.7%

                Berea City School District, Ohio, Unlimited Tax General
                Obligation School Improvement Bonds, Series 1993:
          380    7.500%, 12/15/06 (Pre-refunded to 12/15/03) - AMBAC Insured         12/03 at 102.00         AAA            396,845
          680    7.450%, 12/15/07 (Pre-refunded to 12/15/03) - AMBAC Insured         12/03 at 102.00         AAA            709,995

        2,550   Puerto Rico, The Children's Trust Fund, Tobacco Settlement            7/10 at 100.00         AAA          2,839,221
                 Asset-Backed Bonds, Series 2000, 5.750%, 7/01/20
                 (Pre-refunded to 7/01/10)

        2,000   Cleveland, Ohio, Public Power System First Mortgage                  11/04 at 102.00         AAA          2,191,920
                 Revenue Bonds, Series 1994A, 7.000%, 11/15/24
                 (Pre-refunded to 11/15/04) - MBIA Insured

        3,960   Cleveland, Ohio, Waterworks First Mortgage Revenue                    1/06 at 102.00         AAA          4,402,570
                 Refunding and Improvement Bonds, Series 1996H,
                 5.750%, 1/01/26 (Pre-refunded to 1/01/06) -
                 MBIA Insured

        1,980   Franklin County, Ohio, First Mortgage Revenue, OCLC,                 12/03 at 103.00         AAA          2,279,317
                 Inc. Project, Series 1979, 7.500%, 6/01/09

        1,505   Greater Cleveland Regional Transit Authority, General                12/06 at 101.00         Aaa          1,695,383
                 Obligation Capital Improvement Bonds, Series 1996,
                 5.650%, 12/01/16 (Pre-refunded to 12/01/06) -
                 FGIC Insured

        2,100   Lakota Local School District, Butler County, Ohio, Unlimited         12/05 at 100.00         AAA          2,327,892
                 Tax General Obligation School Improvement Bonds,
                 Series 1994, 6.250%, 12/01/14 (Pre-refunded to
                 12/01/05) - AMBAC Insured

        1,000   Newark, Ohio, Limited Tax General Obligation Water System            12/03 at 102.00         AAA          1,036,840
                 Improvement Bonds, Series 1993, 6.000%, 12/01/18
                 (Pre-refunded to 12/01/03) - AMBAC Insured

        4,315   Ohio Capital Corporation for Housing, FHA-Insured                     2/09 at 102.00      Aa2***          4,975,670
                 Section 8 Mortgage Loan Revenue Refunding Bonds,
                 Series 1999G, 5.950%, 2/01/24 (Pre-refunded to 2/01/09)

        3,000   Ohio State Building Authority, State Facilities Bonds,               10/03 at 102.00       AA***          3,085,830
                 Adult Correctional Building Fund Projects, Series 1993A,
                 6.125%, 10/01/12 (Pre-refunded to 10/01/03)

        2,400   Ohio Higher Education Facilities Commission, Revenue                 12/03 at 102.00         AAA          2,493,192
                 Bonds, University of Dayton Project, Series 1992,
                 6.600%, 12/01/17 (Pre-refunded to 12/01/03) -
                 FGIC Insured

        1,000   Ohio Water Development Authority, Fresh Water                         6/05 at 102.00         AAA          1,100,660
                 Development Revenue Bonds, Series 1995,
                 5.900%, 12/01/21 (Pre-refunded to 6/01/05) -
                 AMBAC Insured


                                       30

    PRINCIPAL                                                                          OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                U.S. GUARANTEED (continued)

$       1,220   Plain Local School District, Franklin and Licking Counties,           6/11 at 100.00         Aaa        $ 1,406,099
                 Ohio, General Obligation Bonds, Series 2000,
                 6.000%, 12/01/20 (Pre-refunded to 6/01/11) - FGIC Insured

        2,000   Puerto Rico Public Improvement, General Obligation Bonds,             7/06 at 101.50       A-***          2,228,180
                  Series 1996, 5.400%, 7/01/25 (Pre-refunded to 7/01/06)

        1,300   Puerto Rico Public Improvement, General Obligation Refunding          7/07 at 101.50       A-***          1,476,722
                 Bonds, Series 1997, 5.750%, 7/01/17 (Pre-refunded
                 to 7/01/07)

        2,800   Strongsville, Ohio, Limited Tax General Obligation Various           12/06 at 102.00      Aa2***          3,206,364
                 Purpose Improvement Bonds, Series 1996, 5.950%, 12/01/21
                 (Pre-refunded to 12/01/06)

        1,000   Sylvania City School District, Ohio, Unlimited Tax General           12/05 at 101.00         AAA          1,107,890
                 Obligation Bonds, Series 1995, 5.800%, 12/01/15
                 (Pre-refunded to 12/01/05) - FGIC Insured

        2,000   Wayne Local School District, Warren County, Ohio,                    12/06 at 101.00         AAA          2,283,960
                 Unlimited Tax General Obligation School Improvement
                 Bonds, Series 1996, 6.100%, 12/01/24 (Pre-refunded to
                 12/01/06) - AMBAC Insured

        3,000   West Clermont Local School District, Clermont County,                12/05 at 100.00         AAA          3,307,680
                 Ohio, Unlimited Tax General Obligation School Improvement
                 Bonds, Series 1995, 6.000%, 12/01/18 (Pre-refunded
                 to 12/01/05) - AMBAC Insured


------------------------------------------------------------------------------------------------------------------------------------
                UTILITIES - 9.8%

        4,000   Wadsworth, Ohio, Electric System Improvement Revenue                  2/12 at 100.00         Aaa          4,001,280
                 Bonds, American Municipal Power Ohio, Inc., Series 2002,
                 5.000%, 2/15/22 - MBIA Insured

                Ohio Air Quality Development Authority, Revenue Refunding Bonds,
                JMG Funding Limited Partnership Project, Series 1994:
        2,000    6.375%, 1/01/29 (Alternative Minimum Tax) - AMBAC Insured           10/04 at 102.00         AAA          2,136,760
        4,000    6.375%, 4/01/29 (Alternative Minimum Tax) - AMBAC Insured           10/04 at 102.00         AAA          4,273,520

        3,000   Ohio Air Quality Development Authority, Revenue Bonds,                4/07 at 102.00         AAA          3,042,540
                 JMG Funding Limited Partnership Project, Series 1997,
                 5.625%, 1/01/23 (Alternative Minimum Tax) -
                 AMBAC Insured

        2,000   Ohio Water Development Authority, Solid Waste Disposal                9/08 at 102.00         N/R          1,831,580
                 Revenue Bonds, Bay Shore Power Project, Series 1998A,
                 5.875%, 9/01/20 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                WATER AND SEWER - 14.1%

                Cincinnati, Ohio, Water System Revenue Bonds,
                Series 2001:
        1,000    5.500%, 12/01/17                                                     6/11 at 100.00         AA+          1,072,160
        6,010    5.000%, 12/01/18                                                     6/11 at 100.00         AA+          6,138,494
        3,000    5.000%, 12/01/19                                                     6/11 at 100.00         AA+          3,046,440
        1,000    5.000%, 12/01/20                                                     6/11 at 100.00         AA+          1,009,610

        2,000   Cincinnati, Ohio, Water System Revenue Bonds,                         6/11 at 100.00         AA+          1,996,180
                 Series 2003, 5.000%, 12/01/22

        1,000   Cleveland, Ohio, Waterworks First Mortgage Revenue                      No Opt. Call         AAA          1,075,190
                 Refunding and Improvement Bonds, Series 1993G,
                 5.500%, 1/01/21 - MBIA Insured

        1,000   Cleveland, Ohio, Waterworks Revenue Refunding and                     1/08 at 101.00         AAA            981,290
                 Improvement Bonds, Series 1998I, 5.000%, 1/01/28 -
                 FSA Insured

           40   Cleveland, Ohio, Waterworks First Mortgage Revenue                    1/06 at 102.00         AAA             42,199
                  Refunding and Improvement Bonds, Series 1996H,
                  5.750%, 1/01/26 - MBIA Insured

        2,110   Hamilton County, Ohio, Sewer System Improvement Revenue               6/10 at 101.00         AAA          2,230,414
                 Bonds, Metropolitan Sewer District of Greater Cincinnati,
                 Series 2000A, 5.750%, 12/01/25 - MBIA Insured


                                       31


                            Nuveen Ohio Quality Income Municipal Fund, Inc. (NUO) (continued)
                                    Portfolio of INVESTMENTS July 31, 2003

    PRINCIPAL                                                                          OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                WATER AND SEWER (continued)

$       2,000   Northeast Ohio Regional Sewer District, Wastewater                   11/05 at 101.00         AAA        $ 2,160,560
                 Improvement Revenue Refunding Bonds, Series 1995,
                 5.600%, 11/15/16 - AMBAC Insured

        2,000   Southwest Regional Ohio Water District , Waterworks                  12/05 at 101.00         AAA          2,174,120
                 System Revenue Bonds, Series 1995, 6.000%, 12/01/20 -
                 MBIA Insured
------------------------------------------------------------------------------------------------------------------------------------
$     219,555   Total Long-Term Investments (cost $218,993,566) - 146.2%                                                227,183,017
=============-----------------------------------------------------------------------------------------------------------------------
                SHORT-TERM INVESTMENTS - 0.6%

        1,000   University of Toledo, Ohio, General Receipts Variable Rate                                  A-1+          1,000,000
                  Demand Obligations, Series 0.900%, 6/01/32 - FGIC Insured+
------------------------------------------------------------------------------------------------------------------------------------
$       1,000   Total Short-Term Investments (cost $1,000,000)                                                            1,000,000
=============-----------------------------------------------------------------------------------------------------------------------
                Total Investments (cost $219,993,566) - 146.8%                                                          228,183,017
                --------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 2.7%                                                                      4,228,688
                --------------------------------------------------------------------------------------------------------------------
                Preferred Shares, at Liquidation Value - (49.5)%                                                        (77,000,000)
                --------------------------------------------------------------------------------------------------------------------
                Net Assets Applicable to Common Shares - 100%                                                          $155,411,705
                ====================================================================================================================


                    (1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares.

                    * Optional Call Provisions (not covered by the report of independent auditors): Dates (month and year) and prices of the earliest optional call or redemption.
                         There may be other call provisions at varying prices at later dates.

                    ** Ratings (not covered by the report of independent auditors): Using the higher of Standard & Poor's or Moody's rating.

                    *** Securities are backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensures the timely payment of principal and interest. Such securities are normally considered to be equivalent to AAA rated securities.

                    N/R  Investment is not rated.

                    + Security has a maturity of more than one year, but has variable rate and demand features which qualify it as a short-term security. The rate disclosed is that currently in effect. This rate changes periodically based on market conditions or a specified market index.

                                 See accompanying notes to financial statements.


                                       32


                            Nuveen Ohio Dividend Advantage Municipal Fund (NXI)

                            Portfolio of
                                    INVESTMENTS July 31, 2003

    PRINCIPAL                                                                          OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                CONSUMER STAPLES - 3.0%

$       2,160   Puerto Rico, The Children's Trust Fund, Tobacco                       5/12 at 100.00          A-        $ 1,873,217
                 Settlement Asset-Backed Refunding Bonds, Series 2002,
                 5.375%, 5/15/33


------------------------------------------------------------------------------------------------------------------------------------
                EDUCATION AND CIVIC ORGANIZATIONS - 22.3%

        1,000   Ohio Higher Education Facilities Commission, Revenue                 12/10 at 101.00         AAA          1,026,800
                 Bonds, University of Dayton Project, Series 2000,
                 5.500%, 12/01/25 - AMBAC Insured

        2,000   Ohio Higher Education Facilities Commission, Revenue                 11/11 at 101.00          AA          2,016,640
                 Bonds, Denison University Project, Series 2001,
                 5.200%, 11/01/26

        2,650   Ohio Higher Education Facilities Commission, Revenue                  5/12 at 100.00          A2          2,575,959
                 Bonds, Ohio Northern University Project, Series 2002,
                 5.000%, 5/01/22

        3,150   Student Loan Funding Corporation, Cincinnati, Ohio,                   1/04 at 100.00           A          3,157,056
                 Student Loan Subordinated Revenue Refunding Bonds,
                 Series 1992D, 6.600%, 7/01/05 (Alternative Minimum Tax)

        2,000   University of Cincinnati, Ohio, General Receipts Bonds,               6/11 at 101.00         AAA          2,189,260
                 Series 2001A, 5.750%, 6/01/17 - FGIC Insured

        2,735   University of Cincinnati, Ohio, General Receipts Bonds,               6/12 at 100.00         AA-          2,855,969
                 Series 2002F, 5.375%, 6/01/19


------------------------------------------------------------------------------------------------------------------------------------
                HEALTHCARE - 22.1%

        1,300   Akron, Bath and Copley Joint Township Hospital District,             11/03 at 102.00        Baa1          1,259,505
                 Ohio, Hospital Facilities Revenue Bonds, Summa Health
                 System Project, Series 1993A, 5.500%, 11/15/13

        1,100   Cuyahoga County, Ohio, Revenue Refunding Bonds,                       7/13 at 100.00          A1          1,134,342
                 Cleveland Clinic Health System, Series 2003A,
                 6.000%, 1/01/32

        1,950   Lucas County, Ohio, Hospital Revenue Bonds, ProMedica                11/09 at 101.00         AAA          1,967,355
                 Healthcare Obligated Group, Series 1999,
                 5.375%, 11/15/29 - AMBAC Insured

        2,500   Miami County, Ohio, Hospital Facilities Revenue Refunding             5/06 at 102.00        BBB+          2,527,375
                 and Improvement Bonds, Upper Valley Medical Center,
                 Series 1996A, 6.375%, 5/15/26

                Parma Community General Hospital Association, Ohio, Hospital
                Revenue Refunding and Improvement Bonds, Series 1998:
        2,250    5.250%, 11/01/13                                                    11/08 at 101.00          A-          2,303,595
        2,000    5.375%, 11/01/29                                                    11/08 at 101.00          A-          1,925,020

        1,000   Richland County, Ohio, Hospital Facilities Revenue                   11/10 at 101.00          A-          1,039,360
                 Improvement Bonds, MedCentral Health System
                 Obligated Group, Series 2000B, 6.375%, 11/15/30

        1,500   Tuscarawas County, Ohio, Hospital Facilities Revenue                 10/03 at 102.00        Baa1          1,514,205
                 Bonds, Union Hospital Project, Series 1993A,
                 6.500%, 10/01/21


------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/MULTIFAMILY - 7.6%

        1,790   Lucas Northgate Housing Development Corporation,                      1/04 at 102.00         Aaa          1,815,848
                 Ohio, FHA-Insured Mortgage Revenue Refunding Bonds,
                 Northgate Apartments Section 8 Assisted Project,
                 Series 1999A, 5.950%, 7/01/19 - MBIA Insured

        2,885   Ohio Housing Finance Agency, FHA-Insured Mortgage                     4/11 at 102.00         Aa2          2,911,311
                 Revenue Bonds, Asbury Woods Project, Series 2001A,
                 5.450%, 4/01/26


------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/SINGLE FAMILY - 9.1%

        1,720   Ohio Housing Finance Agency, GNMA Mortgage-Backed                     8/10 at 100.00         Aaa          1,773,956
                 Securities Program Residential Mortgage  Revenue Bonds,
                 Series 2000C, 6.050%, 3/01/32 (Alternative Minimum Tax)

        1,935   Ohio Housing Finance Agency, GNMA Mortgage-Backed                     8/10 at 100.00         Aaa          1,996,262
                 Securities Program Residential Mortgage Revenue Bonds,
                 Series 2000D, 5.450%, 9/01/31 (Alternative Minimum Tax)

        1,460   Ohio Housing Finance Agency, GNMA Mortgage-Backed                     8/10 at 100.00         Aaa          1,526,050
                 Securities Program Residential Mortgage Revenue Bonds,
                 Series 2000F, 5.625%, 9/01/16


                                       33


                            Nuveen Ohio Dividend Advantage Municipal Fund (NXI) (continued)
                                    Portfolio of INVESTMENTS July 31, 2003
    PRINCIPAL                                                                          OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/SINGLE FAMILY (continued)

$         365   Ohio Housing Finance Agency, GNMA Mortgage-Backed                     3/12 at 100.00         Aaa        $   366,573
                 Securities Program Residential Mortgage Revenue Bonds,
                 Series 2002D, 5.400%, 9/01/34 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                LONG-TERM CARE - 4.7%

        1,000   Franklin County, Ohio, Healthcare Facilities Revenue Bonds,           7/11 at 101.00         BBB          1,046,300
                 Ohio Presbyterian Retirement Services, Series 2001A,
                 7.125%, 7/01/29

        1,970   Hamilton County, Ohio, Healthcare Facilities Improvement             10/08 at 102.00        BBB+          1,868,565
                 Revenue Bonds, Twin Towers, Series 1999A,
                 5.750%, 10/01/19


------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/GENERAL - 32.8%

        1,000   Bay Village City School District, Ohio, Unlimited Tax General        12/10 at 100.00         Aa2            991,300
                 Obligation School Improvement Bonds, Series 2001,
                 5.000%, 12/01/25

        1,000   Centerville, Ohio, Limited Tax General Obligation Bonds,             12/11 at 100.00         Aa3          1,002,620
                 Capital Facilities Improvement, Series 2001,
                 5.125%, 12/01/26

                Jackson City School District, Jackson County, Ohio, Unlimited
                Tax General Obligation School Improvement Bonds, Series 2001:
          880    5.500%, 12/01/22 - MBIA Insured                                      6/11 at 100.00         Aaa            928,286
          935    5.500%, 12/01/23 - MBIA Insured                                      6/11 at 100.00         Aaa            981,292

        2,000   Lakota Local School District, Butler County, Ohio,                    6/11 at 100.00         Aaa          2,007,540
                 Unlimited Tax General Obligation School Improvement
                 and Refunding Bonds, Series 2001, 5.125%, 12/01/26 -
                 FGIC Insured

        2,000   Medina City School District, Medina County, Ohio, Unlimited          12/09 at 100.00         AAA          2,012,700
                 Tax General Obligation School Building Construction Bonds,
                 Series 1999, 5.250%, 12/01/28 - FGIC Insured

        1,000   Nordonia Hills City School District, Ohio, School Improvement        12/10 at 101.00         AAA          1,025,660
                 Bonds, Series 2000, 5.450%, 12/01/25 - AMBAC Insured

        1,850   Swanton Local School District, Fulton County, Ohio, General          12/11 at 101.00         AAA          1,877,824
                 Obligation Bonds, Series 2001, 5.250%, 12/01/25 -
                 FGIC Insured

        1,275   Sycamore Community School District, Hamilton County,                 12/09 at 101.00         AAA          1,267,669
                 Ohio, Unlimited Tax General Obligation School Improvement
                 Bonds, Series 1999, 5.000%, 12/01/23 - MBIA Insured

        1,485   West Chester Township, Butler County, Ohio, Various                  11/11 at 101.00         Aaa          1,601,365
                 Purpose Limited Tax General Obligation Refunding Bonds,
                 Series 2001, 5.500%, 12/01/17 - AMBAC Insured

        1,000   West Holmes Local School District, Ohio, School Improvement           6/07 at 101.00         AAA          1,020,220
                 Bonds, Series 1997, 5.375%, 12/01/23 - MBIA Insured

        2,500   Westerville City School District, Franklin and Delaware               6/11 at 100.00         AAA          2,464,175
                 Counties, Ohio, Various Purpose General Obligation
                 Bonds, Series 2001, 5.000%, 12/01/27 - MBIA Insured

        2,965   Franklin County, Worthington, Ohio, Various Purpose                  12/11 at 100.00         AA+          3,054,069
                 Unlimited Tax General Obligation Bonds, Series 2001,
                 5.375%, 12/01/21


------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED - 13.1%

        2,000   State of Ohio, Higher Education Capital Facilities                    2/11 at 100.00         AA+          2,031,240
                 Appropriation Bonds, Series 2001A-II, 5.000%, 2/01/20

        4,000   Puerto Rico Municipal Finance Agency, Loan Pool Bonds,                8/09 at 101.00         AAA          4,539,720
                 Series 1999A, 6.000%, 8/01/16 - FSA Insured

        1,400   Virgin Islands Public Finance Authority, Gross Receipts Tax          10/10 at 101.00        BBB-          1,558,886
                 Loan Note, Series 1999A, 6.375%, 10/01/19


------------------------------------------------------------------------------------------------------------------------------------
                TRANSPORTATION - 7.2%

        2,000   Cleveland, Ohio, Airport Special Revenue Refunding Bonds,            12/09 at 101.00          B-          1,379,040
                 Continental Airlines, Inc., Series 1999, 5.700%, 12/01/19
                 (Alternative Minimum Tax)

        2,000   Ohio Turnpike Commission, Revenue Bonds,                              2/11 at 100.00          AA          2,047,000
                 Series 2001A, 5.500%, 2/15/26

        1,000   Toledo-Lucas County Port Authority, Ohio, Revenue Refunding             No Opt. Call        Baa2          1,059,940
                 Bonds, CSX Transportation, Inc. Project, Series 1992,
                 6.450%, 12/15/21


                                       34

    PRINCIPAL                                                                          OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                UTILITIES - 17.8%

$       1,440   Wadsworth, Ohio, Electric System Improvement Revenue                  2/12 at 100.00         Aaa        $ 1,509,077
                 Bonds, American Municipal Power Ohio, Inc., Series 2002,
                 5.250%, 2/15/17 - MBIA Insured

          910   Lebanon, Ohio, Electric System Mortgage Revenue Bonds,               12/10 at 101.00         AAA            969,605
                 Series 2001, 5.500%, 12/01/18 - AMBAC Insured

        2,000   Ohio Air Quality Development Authority, Pollution Control            12/03 at 102.00          A3          2,029,120
                 Revenue Bonds, Columbus Southern Power Company Project,
                 Series 1985A, 6.250%, 12/01/20

        2,000   Ohio Air Quality Development Authority, Revenue                       9/05 at 102.00        Baa2          2,046,900
                 Refunding Bonds, Dayton Power and Light Company
                 Project, Series 1995, 6.100%, 9/01/30

        2,000   Ohio Air Quality Development Authority, Revenue Refunding             5/09 at 101.00         AAA          2,004,280
                 Bonds, Ohio Power Company Project, Series 1999C,
                 5.150%, 5/01/26 - AMBAC Insured

        1,500   Ohio Air Quality Development Authority, Pollution Control            12/04 at 100.00        Baa2          1,560,540
                 Revenue Refunding Bonds, Ohio Edison Company Project,
                 Series 1999C, 5.800%, 6/01/16 (Mandatory put 12/01/04)

        1,000   Ohio Water Development Authority, Solid Waste Disposal                9/08 at 102.00         N/R            915,790
                 Revenue Bonds, Bay Shore Power Project, Series 1998A,
                 5.875%, 9/01/20 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                WATER AND SEWER - 6.3%

        2,000   Akron, Ohio, Sanitary Sewer System Revenue Refunding                 12/06 at 101.00         AAA          2,166,100
                  Bonds, Series 1997, 5.550%, 12/01/16 - MBIA Insured

        1,700   Cincinnati, Ohio, Water System Revenue Bonds,                         6/11 at 100.00         AA+          1,721,215
                 Series 2001, 5.125%, 12/01/21
------------------------------------------------------------------------------------------------------------------------------------
$      89,260   Total Long-Term Investments (cost $89,227,588) - 146.0%                                                  90,443,696
=============-----------------------------------------------------------------------------------------------------------------------
                SHORT-TERM INVESTMENTS - 2.3%

          400   Ohio Higher Education Facilities Authority, General Revenue                                 A-1+            400,000
                 Bonds, Case Western Reserve Project, Variable Rate
                 Demand Obligations, Series 2002A, 0.900%, 10/01/31+

        1,000   University of Toledo, Ohio, General Receipts Variable Rate                                  A-1+          1,000,000
                 Demand Obligations, Series 0.900%, 6/01/32 - FGIC Insured+
------------------------------------------------------------------------------------------------------------------------------------
$       1,400   Total Short-Term Investments (cost $1,400,000)                                                            1,400,000
=============-----------------------------------------------------------------------------------------------------------------------
                Total Investments (cost $90,627,588) - 148.3%                                                            91,843,696
                --------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 1.8%                                                                      1,079,890
                --------------------------------------------------------------------------------------------------------------------
                Preferred Shares, at Liquidation Value - (50.1)%                                                        (31,000,000)
                --------------------------------------------------------------------------------------------------------------------
                Net Assets Applicable to Common Shares - 100%                                                           $61,923,586
                ====================================================================================================================

                    (1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares

                    * Optional Call Provisions (not covered by the report of independent auditors): Dates (month and year) and prices of the earliest optional call or redemption.
                         There may be other call provisions at varying prices at later dates.

                    ** Ratings (not covered by the report of independent auditors): Using the higher of Standard & Poor's or Moody's rating.

                    N/R  Investment is not rated.

                    + Security has a maturity of more than one year, but has variable rate and demand features which qualify it as a short-term security. The rate disclosed is that currently in effect. This rate changes periodically based on market conditions or a specified market index.

                                 See accompanying notes to financial statements.


                                       35


                            Nuveen Ohio Dividend Advantage Municipal Fund 2 (NBJ)

                            Portfolio of
                                    INVESTMENTS July 31, 2003

    PRINCIPAL                                                                          OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                CONSUMER STAPLES - 10.9%

$       2,160   Puerto Rico, The Children's Trust Fund, Tobacco Settlement            5/12 at 100.00          A-        $ 1,873,217
                 Asset-Backed Refunding Bonds, Series 2002,
                 5.375%, 5/15/33

        3,000   Ohio State Sewage and Solid Waste Disposal Facilities,               11/11 at 100.00          A+          2,971,980
                 Revenue Bonds, Anheuser-Busch Project, Series 2001,
                 5.500%, 11/01/35 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                EDUCATION AND CIVIC ORGANIZATIONS - 4.8%

        2,050   Ohio Higher Education Facilities Commission, Revenue                 12/11 at 100.00        Baa1          2,132,472
                 Bonds, Wittenberg University Project, Series 2001,
                 5.500%, 12/01/15


------------------------------------------------------------------------------------------------------------------------------------
                HEALTHCARE - 23.7%

        1,860   Akron, Bath and Copley Joint Township Hospital District,                No Opt. Call        Baa1          1,882,525
                 Ohio, Hospital Facilities Revenue Bonds, Summa Health
                 System Project, Series 1998A, 5.000%, 11/15/08

        1,000   Erie County, Ohio, Hospital Facilities Revenue Bonds,                 8/12 at 101.00           A            984,330
                 Firelands Regional Medical Center, Series 2002A,
                 5.500%, 8/15/22

        1,850   Lorain County, Ohio, Hospital Revenue Refunding and                  10/11 at 101.00         AA-          1,847,096
                 Improvement Bonds, Catholic Healthcare Partners,
                 Series 2001A, 5.400%, 10/01/21

        2,000   Richland County, Ohio, Hospital Facilities Revenue                   11/10 at 101.00          A-          2,078,720
                 Improvement Bonds, MedCentral Health System Obligated
                 Group, Series 2000B, 6.375%, 11/15/30

        3,670   Tuscarawas County, Ohio, Hospital Facilities Revenue Bonds,          10/11 at 101.00          AA          3,782,229
                 Union Hospital Project, Series 2001, 5.750%, 10/01/26 -
                 RAAI Insured


------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/MULTIFAMILY - 2.3%

        1,000   Franklin County, Ohio, GNMA Collateralized Multifamily                5/12 at 102.00         Aaa          1,018,130
                 Housing Mortgage Revenue Bonds, Agler Project,
                 Series 2002A, 5.550%, 5/20/22 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/SINGLE FAMILY - 7.0%

        2,815   Ohio Housing Finance Agency, GNMA Mortgage-Backed                     9/10 at 100.00         Aaa          2,829,610
                 Securities Program Residential Mortgage Revenue Bonds,
                 Series 2001A, 5.500%, 9/01/34 (Alternative Minimum Tax)

          305   Ohio Housing Finance Agency, GNMA Mortgage-Backed                     3/12 at 100.00         Aaa            306,315
                 Securities Program Residential Mortgage Revenue Bonds,
                 Series 2002D, 5.400%, 9/01/34 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                LONG-TERM CARE - 4.2%

        2,000   Hamilton County, Ohio, Healthcare Facilities Improvement             10/08 at 102.00        BBB+          1,871,800
                 Revenue Bonds, Twin Towers, Series 1999A, 5.800%, 10/01/23


------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/GENERAL - 50.5%

        1,750   Fairfield City School District, Ohio, General Obligation             12/11 at 100.00         AAA          1,827,000
                 Refunding Bonds, Series 2001, 5.375%, 12/01/19 -
                 FGIC Insured

        1,000   Greater Cleveland Regional Transit Authority, Ohio, General          12/11 at 100.00         Aaa          1,012,170
                 Obligation Capital Improvement Bonds, Series 2001A,
                 5.125%, 12/01/21 - MBIA Insured

        1,500   Hamilton Local School District, Franklin County, Ohio,               12/11 at 100.00         AAA          1,473,885
                 Unlimited Tax General Obligation School Facilities
                 Construction and Improvement Bonds, Series 2001,
                 5.000%, 12/01/28 - FGIC Insured

                Lebanon City School District, Warren County, Ohio, General
                Obligation Bonds, Series 2001:
        4,000    5.500%, 12/01/21 - FSA Insured                                      12/11 at 100.00         AAA          4,170,080
        2,000    5.000%, 12/01/29 - FSA Insured                                      12/11 at 100.00         AAA          1,963,940

        2,420   Lorain County, Ohio, Limited Tax General Obligation Justice          12/12 at 100.00         Aaa          2,547,002
                  Center Bonds, Series 2002, 5.500%, 12/01/22 - FGIC Insured

        1,000   Medina City School District, Medina County, Ohio, Unlimited          12/09 at 100.00         AAA          1,006,350
                 Tax General Obligation School Building Construction Bonds,
                 Series 1999, 5.250%, 12/01/28 - FGIC Insured


                                       36

    PRINCIPAL                                                                          OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/GENERAL (continued)

$       3,000   Milford Exempted Village School District, Ohio, General              12/11 at 100.00         Aaa        $ 3,001,800
                 Obligation Bonds, Series 2001, 5.125%, 12/01/30 -
                 FSA Insured

        1,000   State of Ohio, Common Schools Capital Facilities, General             9/11 at 100.00         AA+          1,011,260
                 Obligation Bonds, Series 2001B, 5.000%, 9/15/21

        1,960   Portage County, Ohio, General Obligation Bonds, Series 2001,         12/11 at 100.00         AAA          1,942,948
                 5.000%, 12/01/25 - FGIC Insured

        1,000   Powell, Ohio, General Obligation Bonds, Series 2002,                 12/12 at 100.00         AAA          1,045,580
                 5.500%, 12/01/25 - FGIC Insured

        1,500   Strongsville, Ohio, General Obligation Bonds, Series 2001,           12/11 at 100.00         Aaa          1,504,455
                 5.000%, 12/01/21 - FGIC Insured


------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED - 16.8%

        1,700   Hamilton, Butler County, Ohio, Limited Tax General Obligation        11/11 at 101.00         Aaa          1,680,297
                 Bonds, One Renaissance Center Acquisition, Series 2001,
                 5.000%, 11/01/26 - AMBAC Insured

        1,000   Midview Local School District, Lorain County, Ohio,                   5/13 at 100.00           A            927,740
                 Certificates of Participation, Series 2003,
                 5.000%, 11/01/30

        2,500   Ohio State Higher Education Capital Facilities, Appropriation           No Opt. Call         AAA          2,821,050
                  Bonds, Series 2002A-II, 5.500%, 12/01/09 - MBIA Insured

        1,000   Puerto Rico Highway and Transportation Authority, Highway             7/12 at 100.00           A          1,046,420
                 Revenue Refunding Bonds, Series 2002E, 5.750%, 7/01/24

        1,000   Summit County Port Authority, Ohio, Revenue Bonds, Civic             12/11 at 100.00         AAA          1,025,440
                 Theatre Project, Series 2001, 5.500%, 12/01/26 -
                 AMBAC Insured


------------------------------------------------------------------------------------------------------------------------------------
                TRANSPORTATION - 8.1%

        3,495   Cleveland, Ohio, Airport System Revenue Bonds,                        1/10 at 101.00         AAA          3,589,819
                 Series 2000A, 5.250%, 1/01/18 - FSA Insured


------------------------------------------------------------------------------------------------------------------------------------
                UTILITIES - 13.2%

        2,500   Ohio Air Quality Development Authority, Revenue Refunding             5/09 at 101.00         AAA          2,505,350
                 Bonds, Ohio Power Company Project, Series 1999C,
                 5.150%, 5/01/26 - AMBAC Insured

        1,500   Ohio Air Quality Development Authority, Pollution Control            12/04 at 100.00        Baa2          1,560,540
                 Revenue Refunding Bonds, Ohio Edison Company Project,
                 Series 1999C, 5.800%, 6/01/16 (Mandatory put 12/01/04)

        2,000   Ohio Water Development Authority, Solid Waste Disposal                9/08 at 102.00         N/R          1,831,580
                 Revenue Bonds, Bay Shore Power Project, Series 1998A,
                 5.875%, 9/01/20 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                WATER AND SEWER - 8.2%

        2,000   Akron, Ohio, Sanitary Sewer System Revenue Refunding                 12/06 at 101.00         AAA          2,166,100
                 Bonds, Series 1997, 5.550%, 12/01/16 - MBIA Insured

        1,500   Ohio Water Development Authority, Fresh Water Development            12/11 at 100.00         AAA          1,507,002
                 Revenue Bonds, Series 2001A, 5.000%, 12/01/21 -
                 FSA Insured
------------------------------------------------------------------------------------------------------------------------------------
$      66,035   Total Long-Term Investments (cost $66,714,279) - 149.7%                                                  66,746,232
=============-----------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 4.1%                                                                      1,831,406
                --------------------------------------------------------------------------------------------------------------------
                Preferred Shares, at Liquidation Value - (53.8)%                                                        (24,000,000)
                --------------------------------------------------------------------------------------------------------------------
                Net Assets Applicable to Common Shares - 100%                                                           $44,577,638
                ====================================================================================================================


                    (1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares.

                    * Optional Call Provisions (not covered by the report of independent auditors): Dates (month and year) and prices of the earliest optional call or redemption.
                         There may be other call provisions at varying prices at later dates.

                    ** Ratings (not covered by the report of independent auditors): Using the higher of Standard & Poor's or Moody's rating.

                    N/R  Investment is not rated.

                                 See accompanying notes to financial statements.


                                       37


                            Nuveen Ohio Dividend Advantage Municipal Fund 3 (NVJ)

                            Portfolio of
                                    INVESTMENTS July 31, 2003

    PRINCIPAL                                                                          OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                CONSUMER STAPLES - 6.0%

$       2,160   Puerto Rico, The Children's Trust Fund, Tobacco Settlement            5/12 at 100.00          A-        $ 1,873,217
                 Asset-Backed Refunding Bonds, Series 2002,
                 5.375%, 5/15/33


------------------------------------------------------------------------------------------------------------------------------------
                EDUCATION AND CIVIC ORGANIZATIONS - 17.2%

        1,125   Ohio Higher Education Facilities Commission, Revenue Bonds,           5/12 at 100.00          A2          1,205,933
                 Ohio Northern University Project, Series 2002,
                 5.750%, 5/01/16

        2,000   Ohio Higher Education Facilities Commission, Revenue Bonds,          10/12 at 100.00          AA          2,103,460
                 Case Western Reserve University Project, Series 2002B,
                 5.500%, 10/01/22

        1,000   Ohio State University, General Receipts Bonds,                       12/09 at 101.00          AA          1,062,740
                 Series 1999A, 5.800%, 12/01/29

        1,000   Ohio State University, General Receipts Bonds,                       12/12 at 100.00          AA            998,440
                 Series 2002A, 5.125%, 12/01/31


------------------------------------------------------------------------------------------------------------------------------------
                HEALTHCARE - 23.2%

          930   Akron, Bath and Copley Joint Township Hospital District,                No Opt. Call        Baa1            941,262
                 Ohio, Hospital Facilities Revenue Bonds, Summa Health
                 System Project, Series 1998A, 5.000%, 11/15/08

        1,750   Erie County, Ohio, Hospital Facilities Revenue Bonds,                 8/12 at 101.00           A          1,722,578
                 Firelands Regional Medical Center, Series 2002A,
                 5.500%, 8/15/22

        1,425   Montgomery County, Ohio, Hospital Facilities Revenue Bonds,           4/10 at 101.00        BBB+          1,513,835
                 Kettering Medical Center, Series 1999, 6.750%, 4/01/18

        1,000   Montgomery County, Ohio, Revenue Bonds, Catholic                      9/11 at 100.00          AA          1,067,450
                 Health Initiatives, Series 2001, 5.500%, 9/01/12

        1,000   Parma Community General Hospital Association, Ohio, Hospital         11/08 at 101.00          A-            962,510
                 Revenue Refunding and Improvement Bonds, Series 1998,
                 5.375%, 11/01/29

        1,000   Richland County, Ohio, Hospital Facilities Revenue                   11/10 at 101.00          A-          1,039,360
                 Improvement Bonds, MedCentral Health System
                 Obligated Group, Series 2000B, 6.375%, 11/15/30


------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/SINGLE FAMILY - 11.4%

          835   Ohio Housing Finance Agency, GNMA Mortgage-Backed                     8/10 at 100.00         Aaa            861,194
                 Securities Program Residential Mortgage Revenue Bonds,
                 Series 2000C, 6.050%, 3/01/32 (Alternative Minimum Tax)

        1,185   Ohio Housing Finance Agency, GNMA Mortgage-Backed                     8/10 at 100.00         Aaa          1,222,517
                 Securities Program Residential Mortgage Revenue Bonds,
                 Series 2000D, 5.450%, 9/01/31 (Alternative Minimum Tax)

        1,410   Ohio Housing Finance Agency, GNMA Mortgage-Backed                     8/10 at 100.00         Aaa          1,473,788
                 Securities Program Residential Mortgage Revenue Bonds,
                 Series 2000F, 5.625%, 9/01/16


------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/GENERAL - 41.5%

        2,000   Canal Winchester Local School District, Franklin and                 12/08 at 102.00         AAA          2,025,300
                 Fairfield Counties, Ohio, Unlimited Tax General Obligation
                 School Improvement Bonds, Series 1998,
                 5.300%, 12/01/25 - FGIC Insured

        1,475   Eaton City School District, Preble County, Ohio, General             12/12 at 101.00         Aaa          1,607,971
                 Obligation Bonds, Series 2002, 5.750%, 12/01/21 -
                 FGIC Insured

        2,000   Granville Exempt Village School District, Ohio, General              12/11 at 100.00         Aa3          2,061,420
                 Obligation Bonds, Series 2001, 5.500%, 12/01/28

        1,000   Hilliard, Ohio, General Obligation Bonds, Series 2002,               12/12 at 100.00         AA-          1,036,310
                 5.375%, 12/01/22

        1,270   Lorain, Ohio, General Obligation Bonds, Series 2002,                 12/12 at 100.00         Aaa          1,278,344
                 5.125%, 12/01/26 - AMBAC Insured

        1,190   Miami East Local School District, Miami County, Ohio,                12/12 at 100.00         AAA          1,196,938
                 General Obligation Bonds, Series 2002, 5.125%, 12/01/29 -
                 FSA Insured

        1,000   State of Ohio, Common Schools Capital Facilities, General             9/11 at 100.00         AA+          1,016,630
                 Obligation Bonds, Series 2001B, 5.000%, 9/15/20


                                       38

    PRINCIPAL                                                                          OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/GENERAL (continued)

$       1,535   Pickerington Local School District, Fairfield and Franklin           12/11 at 100.00         AAA        $ 1,576,568
                 Counties, Ohio, School Facilities Construction and Improvement
                 General Obligation Bonds, Series 2001, 5.250%, 12/01/20 -
                 FGIC Insured

        1,130   Solon, Ohio, General Obligation Refunding and Improvement            12/12 at 100.00         AA+          1,158,307
                 Bonds, Series 2002, 5.000%, 12/01/18


------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED - 21.4%

        1,000   Midview Local School District, Lorain County, Ohio,                   5/13 at 100.00           A            927,740
                 Certificates of Participation, Series 2003, 5.000%, 11/01/30

        2,000   Ohio State Higher Education, Capital Facilities Appropriation           No Opt. Call         AAA          2,256,840
                 Bonds, Series 2002A-II, 5.500%, 12/01/09 - MBIA Insured

        1,250   Ohio State Building Authority, State Facilities Bonds,                4/12 at 100.00         AAA          1,333,725
                 Administrative Building Fund Projects, Series 2002A,
                 5.500%, 4/01/18 - FSA Insured

        2,000   Puerto Rico Public Buildings Authority, Guaranteed                      No Opt. Call         AAA          2,180,780
                 Government Facilities Revenue Bonds, Series 1993L,
                 5.500%, 7/01/21 - FSA Insured


------------------------------------------------------------------------------------------------------------------------------------
                TRANSPORTATION - 9.3%

        1,140   Columbus Municipal Airport Authority, Ohio, Airport                     No Opt. Call         AAA          1,212,208
                 Improvement Revenue Bonds, Port Columbus International
                 Airport Project, Series 1998B, 5.250%, 1/01/11 -
                 AMBAC Insured

        1,550   Ohio Turnpike Commission, Revenue Bonds, Series 1998A,                  No Opt. Call         AAA          1,701,001
                 5.500%, 2/15/18 - FGIC Insured


------------------------------------------------------------------------------------------------------------------------------------
                UTILITIES - 5.0%

        1,500   Wadsworth, Ohio, Electric System Improvement Revenue                  2/12 at 100.00         Aaa          1,571,955
                 Bonds, American Municipal Power Ohio, Inc., Series 2002,
                 5.250%, 2/15/17 - MBIA Insured


------------------------------------------------------------------------------------------------------------------------------------
                WATER AND SEWER - 13.3%

        1,000   Akron, Ohio, Sanitary Sewer System Revenue Refunding                 12/06 at 101.00         AAA          1,083,050
                 Bonds, Series 1997, 5.550%, 12/01/16 - MBIA Insured

        1,500   Hamilton County, Ohio, Sewer System Revenue Refunding                12/11 at 100.00         AAA          1,559,385
                 and Improvement Bonds, Metropolitan Sewer District of
                 Greater Cincinnati, Series 2001A, 5.250%, 12/01/18 -
                 MBIA Insured

        1,500   Ohio Water Development Authority, Fresh Water Development            12/11 at 100.00         AAA          1,507,003
                 Revenue Bonds, Series 2001A, 5.000%, 12/01/21 -
                 FSA Insured
------------------------------------------------------------------------------------------------------------------------------------
$      44,860   Total Long-Term Investments (cost $45,873,387) - 148.3%                                                  46,339,759
=============-----------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 4.5%                                                                      1,405,427
                --------------------------------------------------------------------------------------------------------------------
                Preferred Shares, at Liquidation Value - (52.8)%                                                        (16,500,000)
                --------------------------------------------------------------------------------------------------------------------
                Net Assets Applicable to Common Shares - 100%                                                           $31,245,186
                ====================================================================================================================


                    (1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares.

                    * Optional Call Provisions (not covered by the report of independent auditors): Dates (month and year) and prices of the earliest optional call or redemption.
                         There may be other call provisions at varying prices at later dates.

                    ** Ratings (not covered by the report of independent auditors): Using the higher of Standard & Poor's or Moody's rating.

                                 See accompanying notes to financial statements.


                                       39


                            Statement of
                                 ASSETS AND LIABILITIES July 31, 2003

                                                                                         MICHIGAN          MICHIGAN         MICHIGAN
                                                                                          QUALITY           PREMIUM         DIVIDEND
                                                                                           INCOME            INCOME        ADVANTAGE
                                                                                            (NUM)             (NMP)            (NZW)
------------------------------------------------------------------------------------------------------------------------------------
ASSETS
Investments, at market value (cost $255,493,257, $163,801,871
   and $42,898,673, respectively)                                                    $266,122,396      $170,371,984     $43,055,057
Cash                                                                                       78,970           767,382       1,893,495
Receivables:
   Interest                                                                             3,257,167         2,471,601         538,652
   Investments sold                                                                       962,304                --              --
Other assets                                                                               16,537             6,533             938
------------------------------------------------------------------------------------------------------------------------------------
      Total assets                                                                    270,437,374       173,617,500      45,488,142
------------------------------------------------------------------------------------------------------------------------------------
LIABILITIES
Cash overdraft                                                                                 --                --              --
Accrued expenses:
   Management fees                                                                        152,162            97,754          17,709
   Other                                                                                   87,784            97,306          26,698
Preferred share dividends payable                                                          11,366             4,061             247
------------------------------------------------------------------------------------------------------------------------------------
      Total liabilities                                                                   251,312           199,121          44,654
------------------------------------------------------------------------------------------------------------------------------------
Preferred shares, at liquidation value                                                 94,000,000        56,000,000      16,000,000
------------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Common shares                                               $176,186,062      $117,418,379     $29,443,488
====================================================================================================================================
Common shares outstanding                                                              11,634,006         7,705,914       2,058,760
====================================================================================================================================
Net asset value per Common share outstanding
   (net assets applicable to Common shares,
   divided by Common shares outstanding)                                             $      15.14      $      15.24     $     14.30
====================================================================================================================================
NET ASSETS APPLICABLE TO COMMON SHARES CONSIST OF:
------------------------------------------------------------------------------------------------------------------------------------
Common shares, $.01 par value per share                                              $    116,340      $     77,059     $    20,588
Paid-in surplus                                                                       162,629,383       107,684,852      29,132,590
Undistributed net investment income                                                     1,925,191         1,483,435         269,088
Accumulated net realized gain (loss) from investments                                     886,009         1,602,920        (135,162)
Net unrealized appreciation of investments                                             10,629,139         6,570,113         156,384
------------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Common shares                                               $176,186,062      $117,418,379     $29,443,488
====================================================================================================================================
Authorized shares:
   Common                                                                             200,000,000       200,000,000       Unlimited
   Preferred                                                                            1,000,000         1,000,000       Unlimited
====================================================================================================================================

                                 See accompanying notes to financial statements.


                                       40

                                                                            OHIO             OHIO              OHIO             OHIO
                                                                         QUALITY         DIVIDEND          DIVIDEND         DIVIDEND
                                                                          INCOME        ADVANTAGE       ADVANTAGE 2      ADVANTAGE 3
                                                                           (NUO)            (NXI)             (NBJ)            (NVJ)
------------------------------------------------------------------------------------------------------------------------------------
ASSETS
Investments, at market value (cost $219,993,566, $90,627,588,
   $66,714,279 and $45,873,387, respectively)                       $228,183,017      $91,843,696       $66,746,232     $46,339,759
Cash                                                                   1,748,818               --         1,087,390         817,088
Receivables:
   Interest                                                            2,756,705        1,232,396           799,373         615,102
   Investments sold                                                           --               --                --              --
Other assets                                                              20,055            8,787             1,001           9,011
------------------------------------------------------------------------------------------------------------------------------------
      Total assets                                                   232,708,595       93,084,879        68,633,996      47,780,960
------------------------------------------------------------------------------------------------------------------------------------
LIABILITIES
Cash overdraft                                                                --           98,841                --              --
Accrued expenses:
   Management fees                                                       130,275           30,616            24,775          19,361
   Other                                                                 156,762           31,156            29,477          15,689
Preferred share dividends payable                                          9,853              680             2,106             724
------------------------------------------------------------------------------------------------------------------------------------
      Total liabilities                                                  296,890          161,293            56,358          35,774
------------------------------------------------------------------------------------------------------------------------------------
Preferred shares, at liquidation value                                77,000,000       31,000,000        24,000,000      16,500,000
------------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Common shares                              $155,411,705      $61,923,586       $44,577,638     $31,245,186
====================================================================================================================================
Common shares outstanding                                              9,612,951        4,223,803         3,114,060       2,157,265
====================================================================================================================================
Net asset value per Common share outstanding
   (net assets applicable to Common shares,
   divided by Common shares outstanding)                            $      16.17      $     14.66       $     14.31     $     14.48
====================================================================================================================================
NET ASSETS APPLICABLE TO COMMON SHARES CONSIST OF:
------------------------------------------------------------------------------------------------------------------------------------
Common shares, $.01 par value per share                             $     96,130      $    42,238       $    31,141     $    21,573
Paid-in surplus                                                      145,508,219       59,930,121        44,121,226      30,523,920
Undistributed net investment income                                    1,508,224          658,025           425,175          76,532
Accumulated net realized gain (loss) from investments                    109,681           77,094           (31,857)        156,789
Net unrealized appreciation of investments                             8,189,451        1,216,108            31,953         466,372
------------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Common shares                              $155,411,705      $61,923,586       $44,577,638     $31,245,186
====================================================================================================================================
Authorized shares:
   Common                                                            200,000,000        Unlimited         Unlimited       Unlimited
   Preferred                                                           1,000,000        Unlimited         Unlimited       Unlimited
====================================================================================================================================


                                 See accompanying notes to financial statements.


                                       41

                            Statement of
                                OPERATIONS Year Ended July 31, 2003
                                                                                         MICHIGAN          MICHIGAN         MICHIGAN
                                                                                          QUALITY           PREMIUM         DIVIDEND
                                                                                           INCOME            INCOME        ADVANTAGE
                                                                                            (NUM)             (NMP)            (NZW)
------------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME                                                                     $14,364,958       $ 9,395,746      $2,295,399
------------------------------------------------------------------------------------------------------------------------------------
EXPENSES
Management fees                                                                         1,785,354         1,150,800         304,722
Preferred shares - auction fees                                                           228,077           140,035          39,419
Preferred shares - dividend disbursing agent fees                                          20,000            20,000          10,000
Shareholders' servicing agent fees and expenses                                            40,043            29,578           2,057
Custodian's fees and expenses                                                              74,625            47,134          16,689
Directors'/Trustees' fees and expenses                                                      3,866             2,554             818
Professional fees                                                                          15,543            12,059          10,317
Shareholders' reports - printing and mailing expenses                                      42,144            27,660           4,114
Stock exchange listing fees                                                                16,198            11,510             117
Investor relations expense                                                                 33,985            22,473           2,996
Other expenses                                                                             25,995            15,650           6,067
------------------------------------------------------------------------------------------------------------------------------------
Total expenses before custodian fee credit and
   expense reimbursement                                                                2,285,830         1,479,453         397,316
   Custodian fee credit                                                                   (11,307)          (16,594)         (6,858)
   Expense reimbursement                                                                       --                --        (136,932)
------------------------------------------------------------------------------------------------------------------------------------
Net expenses                                                                            2,274,523         1,462,859         253,526
------------------------------------------------------------------------------------------------------------------------------------
Net investment income                                                                  12,090,435         7,932,887       2,041,873
------------------------------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN
(LOSS) FROM INVESTMENTS
Net realized gain from investments                                                      1,537,864         1,797,104          43,512
Change in net unrealized appreciation (depreciation)
   of investments                                                                      (4,630,793)       (4,692,253)       (463,571)
------------------------------------------------------------------------------------------------------------------------------------
Net gain (loss) from investments                                                       (3,092,929)       (2,895,149)       (420,059)
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO PREFERRED SHAREHOLDERS
From net investment income                                                               (882,566)         (551,440)       (141,482)
From accumulated net realized gains from investments                                     (128,818)               --              --
------------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets applicable to Common shares
   from distributions to Preferred shareholders                                        (1,011,384)         (551,440)       (141,482)
------------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets applicable to Common shares
   from operations                                                                    $ 7,986,122       $ 4,486,298      $1,480,332
====================================================================================================================================


                                 See accompanying notes to financial statements.

                                       42

                                                                            OHIO             OHIO              OHIO             OHIO
                                                                         QUALITY         DIVIDEND          DIVIDEND         DIVIDEND
                                                                          INCOME        ADVANTAGE       ADVANTAGE 2      ADVANTAGE 3
                                                                           (NUO)            (NXI)             (NBJ)            (NVJ)
------------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME                                                    $12,517,224      $ 4,939,671       $ 3,503,822      $2,352,278
------------------------------------------------------------------------------------------------------------------------------------
EXPENSES
Management fees                                                        1,526,999          616,036           458,464         320,370
Preferred shares - auction fees                                          192,719           88,098            59,624          40,741
Preferred shares - dividend disbursing agent fees                         30,000           10,000            10,000          10,000
Shareholders' servicing agent fees and expenses                           42,255            2,094             2,194           1,540
Custodian's fees and expenses                                             61,107           28,043            24,570          18,054
Directors'/Trustees' fees and expenses                                     3,481            1,609             1,018             874
Professional fees                                                         13,091           10,227            10,113          11,230
Shareholders' reports - printing and mailing expenses                     31,646            7,311             9,400           5,384
Stock exchange listing fees                                               11,602              482               323             115
Investor relations expense                                                29,812           11,059             5,672           5,021
Other expenses                                                            18,067            9,271            10,188           6,316
------------------------------------------------------------------------------------------------------------------------------------
Total expenses before custodian fee credit and
   expense reimbursement                                               1,960,779          784,230           591,566         419,645
   Custodian fee credit                                                  (11,694)          (6,625)           (7,282)         (7,633)
   Expense reimbursement                                                      --         (282,087)         (207,890)       (143,188)
------------------------------------------------------------------------------------------------------------------------------------
Net expenses                                                           1,949,085          495,518           376,394         268,824
------------------------------------------------------------------------------------------------------------------------------------
Net investment income                                                 10,568,139        4,444,153         3,127,428       2,083,454
------------------------------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN
(LOSS) FROM INVESTMENTS
Net realized gain from investments                                       742,663          156,618           393,224         305,202
Change in net unrealized appreciation (depreciation)
   of investments                                                     (3,005,456)      (1,154,603)       (1,127,584)       (942,414)
------------------------------------------------------------------------------------------------------------------------------------
Net gain (loss) from investments                                      (2,262,793)        (997,985)         (734,360)       (637,212)
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO PREFERRED SHAREHOLDERS
From net investment income                                              (735,656)        (307,940)         (236,527)       (149,564)
From accumulated net realized gains from investments                          --           (5,459)               --         (15,641)
------------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets applicable to Common shares
   from distributions to Preferred shareholders                         (735,656)        (313,399)         (236,527)       (165,205)
------------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets applicable to Common shares
   from operations                                                   $ 7,569,690      $ 3,132,769       $ 2,156,541      $1,281,037
====================================================================================================================================


                                 See accompanying notes to financial statements.

                                       43


                            Statement of
                                 CHANGES IN NET ASSETS
                                             MICHIGAN                           MICHIGAN                           MICHIGAN
                                       QUALITY INCOME (NUM)               PREMIUM INCOME (NMP)             DIVIDEND ADVANTAGE (NZW)
                                  -----------------------------      ------------------------------     ----------------------------
                                                                                                                             FOR THE
                                                                                                                      PERIOD 9/25/01
                                                                                                                       (COMMENCEMENT
                                    YEAR ENDED       YEAR ENDED        YEAR ENDED        YEAR ENDED      YEAR ENDED   OF OPERATIONS)
                                       7/31/03          7/31/02           7/31/03           7/31/02         7/31/03  THROUGH 7/31/02
------------------------------------------------------------------------------------------------------------------------------------
OPERATIONS
Net investment income             $ 12,090,435     $ 12,842,247       $ 7,932,887       $ 8,069,853     $ 2,041,873     $ 1,563,572
Net realized gain (loss)
   from investments                  1,537,864        1,255,918         1,797,104           509,493          43,512        (179,018)
Change in net unrealized
   appreciation (depreciation)
   of investments                   (4,630,793)         580,210        (4,692,253)          764,121        (463,571)        620,710
Distributions to Preferred
   Shareholders:
   From net investment income         (882,566)      (1,264,782)         (551,440)         (820,275)       (141,482)       (139,482)
   From accumulated net realized
     gains from investments           (128,818)        (279,535)               --                --              --              --
------------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets
   applicable to Common
   shares from operations            7,986,122       13,134,058         4,486,298         8,523,192       1,480,332       1,865,782
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO COMMON SHAREHOLDERS
From net investment income         (10,738,262)     (10,352,127)       (6,995,623)       (6,545,391)     (1,770,278)     (1,287,427)
From accumulated net realized
   gains from investments           (1,195,839)        (863,646)               --                --              --              --
------------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets applicable to
   Common shares from distributions
   to Common shareholders          (11,934,101)     (11,215,773)       (6,995,623)       (6,545,391)     (1,770,278)     (1,287,427)
------------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
Common shares:
   Net proceeds from sale of shares         --               --                --                --              --      29,319,045
   Net proceeds from shares
     issued to shareholders due to
     reinvestment of distributions     503,555        1,048,301           108,017            57,829           3,344           7,758
Preferred shares offering costs             --               --                --                --          50,657        (326,000)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
   applicable to Common shares from
   capital share transactions          503,555        1,048,301           108,017            57,829          54,001      29,000,803
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in
   net assets applicable
   to Common shares                 (3,444,424)       2,966,586        (2,401,308)        2,035,630        (235,945)     29,579,158
Net assets applicable to Common
   shares at the beginning of year 179,630,486      176,663,900       119,819,687       117,784,057      29,679,433         100,275
------------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Common
   shares at the end of year      $176,186,062     $179,630,486      $117,418,379      $119,819,687     $29,443,488     $29,679,433
====================================================================================================================================
Undistributed net investment
   income at the end of year      $  1,925,191     $  1,500,913      $  1,483,435      $  1,187,234     $   269,088     $   136,663
====================================================================================================================================


                                 See accompanying notes to financial statements.

                                       44

                                              OHIO                               OHIO                               OHIO
                                       QUALITY INCOME (NUO)             DIVIDEND ADVANTAGE (NXI)         DIVIDEND ADVANTAGE 2 (NBJ)
                                 ------------------------------      ------------------------------    -----------------------------
                                                                                                                             FOR THE
                                                                                                                      PERIOD 9/26/01
                                                                                                                       (COMMENCEMENT
                                    YEAR ENDED       YEAR ENDED        YEAR ENDED        YEAR ENDED      YEAR ENDED   OF OPERATIONS)
                                       7/31/03          7/31/02           7/31/03           7/31/02         7/31/03  THROUGH 7/31/02
------------------------------------------------------------------------------------------------------------------------------------
OPERATIONS
Net investment income             $ 10,568,139     $ 10,914,004       $ 4,444,153       $ 4,448,330     $ 3,127,428     $ 2,414,558
Net realized gain (loss)
   from investments                    742,663        1,127,600           156,618           (10,990)        393,224        (425,114)
Change in net unrealized
   appreciation (depreciation)
   of investments                   (3,005,456)         387,460        (1,154,603)          836,808      (1,127,584)      1,158,572
Distributions to Preferred
   Shareholders:
   From net investment income         (735,656)      (1,205,443)         (307,940)         (508,862)       (236,527)       (237,497)
   From accumulated net realized
     gains from investments                 --               --            (5,459)               --              --              --
------------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets
   applicable to Common
   shares from operations            7,569,690       11,223,621         3,132,769         4,765,286       2,156,541       2,910,519
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO COMMON SHAREHOLDERS
From net investment income          (9,454,399)      (8,853,521)       (3,865,874)       (3,662,910)     (2,710,843)     (1,932,880)
From accumulated net realized
   gains from investments                   --               --           (43,462)               --              --              --
------------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets applicable to
   Common shares from distributions
   to Common shareholders           (9,454,399)      (8,853,521)       (3,909,336)       (3,662,910)     (2,710,843)     (1,932,880)
------------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
Common shares:
   Net proceeds from sale of shares         --               --                --                --              --      44,385,975
   Net proceeds from shares
     issued to shareholders due to
     reinvestment of distributions     945,060          817,099           115,397            21,725          13,374          17,220
Preferred shares offering costs             --               --            36,823                --          45,457        (408,000)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
   applicable to Common shares from
   capital share transactions          945,060          817,099           152,220            21,725          58,831      43,995,195
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in
   net assets applicable
   to Common shares                   (939,649)       3,187,199          (624,347)        1,124,101        (495,471)     44,972,834
Net assets applicable to
   Common shares at the
   beginning of year               156,351,354      153,164,155        62,547,933        61,423,832      45,073,109         100,275
------------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Common
   shares at the end of year      $155,411,705     $156,351,354       $61,923,586       $62,547,933     $44,577,638     $45,073,109
====================================================================================================================================
Undistributed net investment
   income at the end of year      $  1,508,224     $  1,162,184       $   658,025       $   410,424     $   425,175     $   244,181
====================================================================================================================================


                                 See accompanying notes to financial statements.

                                       45

                            Statement of
                                CHANGES IN NET ASSETS (continued)
                                                                                                                     OHIO
                                                                                                         DIVIDEND ADVANTAGE 3 (NVJ)
                                                                                                        ----------------------------
                                                                                                                             FOR THE
                                                                                                                      PERIOD 3/27/02
                                                                                                                       (COMMENCEMENT
                                                                                                         YEAR ENDED   OF OPERATIONS)
                                                                                                            7/31/03  THROUGH 7/31/02
------------------------------------------------------------------------------------------------------------------------------------
OPERATIONS
Net investment income                                                                                   $ 2,083,454      $  544,899
Net realized gain (loss) from investments                                                                   305,202         (11,350)
Change in net unrealized appreciation
   (depreciation) of investments                                                                           (942,414)      1,409,668
Distributions to Preferred Shareholders:
   From net investment income                                                                              (149,564)        (41,042)
   From accumulated net realized gains
     from investments                                                                                       (15,641)             --
------------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets applicable to
   Common shares from operations                                                                          1,281,037       1,902,175
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO COMMON SHAREHOLDERS
From net investment income                                                                               (1,889,785)       (472,386)
From accumulated net realized gains
   from investments                                                                                        (121,348)             --
------------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets applicable to
   Common shares from distributions
   to Common shareholders                                                                                (2,011,133)       (472,386)
------------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
Common shares:
   Net proceeds from sale of shares                                                                              --      30,734,250
   Net proceeds from shares
     issued to shareholders due to
     reinvestment of distributions                                                                            3,539             536
Preferred shares offering costs                                                                             (23,189)       (269,918)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
   applicable to Common shares from
   capital share transactions                                                                               (19,650)     30,464,868
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
   applicable to Common shares                                                                             (749,746)     31,894,657
Net assets applicable to Common
   shares at the beginning of year                                                                       31,994,932         100,275
------------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Common
   shares at the end of year                                                                            $31,245,186     $31,994,932
====================================================================================================================================
Undistributed net investment
   income at the end of year                                                                            $    76,532     $    31,471
====================================================================================================================================

                                 See accompanying notes to financial statements.


                                       46


                            Notes to
                                   FINANCIAL STATEMENTS

1. GENERAL INFORMATION AND SIGNIFICANT ACCOUNTING POLICIES

The state funds (the "Funds") covered in this report and their corresponding Common share stock exchange symbols are Nuveen Michigan Quality Income Municipal Fund, Inc. (NUM), Nuveen Michigan Premium Income Municipal Fund, Inc. (NMP), Nuveen Michigan Dividend Advantage Municipal Fund (NZW), Nuveen Ohio Quality Income Municipal Fund, Inc. (NUO), Nuveen Ohio Dividend Advantage Municipal Fund
(NXI), Nuveen Ohio Dividend Advantage Municipal Fund 2 (NBJ), and Nuveen Ohio Dividend Advantage Municipal Fund 3 (NVJ). Common shares of Michigan Quality Income (NUM), Michigan Premium Income (NMP), and Ohio Quality Income (NUO) are traded on the New York Stock Exchange while Common shares of Michigan Dividend Advantage (NZW), Ohio Dividend Advantage (NXI), Ohio Dividend Advantage 2 (NBJ), and Ohio Dividend Advantage 3 (NVJ) are traded on the American Stock Exchange. The Funds are registered under the Investment Company Act of 1940, as amended, as closed-end management investment companies.

Prior to the commencement of operations of Michigan Dividend Advantage (NZW), Ohio Dividend Advantage 2 (NBJ), and Ohio Dividend Advantage 3 (NVJ), each Fund had no operations other than those related to organizational matters, the initial capital contribution of $100,275 per Fund by Nuveen Advisory Corp. (the "Adviser"), a wholly owned subsidiary of Nuveen Investments, Inc.(formerly, The John Nuveen Company), and the recording of the organization expenses ($11,500 per Fund) and their reimbursement by Nuveen Investments, LLC(formerly, Nuveen Investments), also a wholly owned subsidiary of Nuveen Investments, Inc.

Each Fund seeks to provide current income exempt from both regular federal and designated state income taxes by investing primarily in a diversified portfolio of municipal obligations issued by state and local government authorities within a single state.

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with accounting principles generally accepted in the United States.

Securities Valuation

The prices of municipal bonds in each Fund's investment portfolio are provided by a pricing service approved by the Fund's Board of Directors/Trustees. When price quotes are not readily available (which is usually the case for municipal securities), the pricing service establishes fair market value based on yields or prices of municipal bonds of comparable quality, type of issue, coupon, maturity and rating, indications of value from securities dealers and general market conditions. If it is determined that market prices for a security are unavailable or inappropriate, the Board of Directors/Trustees of the Funds, or its designee, may establish a fair value for the security. Temporary investments in securities that have variable rate and demand features qualifying them as short-term securities are valued at amortized cost, which approximates market value.

Securities Transactions

Securities transactions are recorded on a trade date basis. Realized gains and losses from such transactions are determined on the specific identification method. Securities purchased or sold on a when-issued or delayed delivery basis may have extended settlement periods. The securities so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to segregate assets with a current value at least equal to the amount of the when-issued and delayed delivery purchase commitments. At July 31, 2003, there were no such outstanding purchase commitments in any of the Funds.

Investment Income

Interest income, which includes the amortization of premiums and accretion of discounts for financial reporting purposes, is recorded on an accrual basis.

                            Notes to
                                FINANCIAL STATEMENTS (continued)



Income Taxes

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net investment income to its share holders. Therefore, no federal income tax provision is required. Furthermore, each Fund intends to satisfy conditions which will enable interest from municipal securities, which is exempt from regular federal and designated state income taxes, to retain such tax-exempt status when distributed to shareholders of the Funds. All monthly tax-exempt income dividends paid during the fiscal year ended July 31, 2003, have been designated Exempt Interest Dividends.

Dividends and Distributions to Common Shareholders

Dividends from tax-exempt net investment income are declared monthly. Net realized capital gains and/or market discount from investment transactions, if any, are distributed to shareholders not less frequently than annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to Common shareholders of tax-exempt net investment income, net realized capital gains and/or market discount, if any, are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States.

Preferred Shares

The Funds have issued and outstanding $25,000 stated value Preferred shares. Each Fund's Preferred shares are issued in one or more Series. The dividend rate on each Series may change every seven days, as set pursuant to a dutch auction process by the auction agent, and is payable at or near the end of each rate period. The number of Preferred shares outstanding, by Series and in total, for each Fund is as follows:

                                              MICHIGAN     MICHIGAN     MICHIGAN
                                               QUALITY      PREMIUM     DIVIDEND
                                                INCOME       INCOME    ADVANTAGE
                                                 (NUM)        (NMP)        (NZW)
--------------------------------------------------------------------------------
Number of shares:
   Series M                                         --          840           --
   Series W                                         --           --          640
   Series TH                                     3,200        1,400           --
   Series F                                        560           --           --
--------------------------------------------------------------------------------
Total                                            3,760        2,240          640
================================================================================


                                     OHIO         OHIO         OHIO         OHIO
                                  QUALITY     DIVIDEND     DIVIDEND     DIVIDEND
                                   INCOME    ADVANTAGE  ADVANTAGE 2  ADVANTAGE 3
                                    (NUO)        (NXI)        (NBJ)        (NVJ)
--------------------------------------------------------------------------------
Number of shares:
   Series M                           680           --           --           --
   Series T                            --           --           --          660
   Series W                            --        1,240           --           --
   Series TH                        1,400           --           --           --
   Series TH2                       1,000           --           --           --
   Series F                            --           --          960           --
--------------------------------------------------------------------------------
Total                               3,080        1,240          960          660
================================================================================

Derivative Financial Instruments

The Funds may invest in certain derivative financial instruments including futures, forward, swap, and option contracts, and other financial instruments with similar characteristics. Although the Funds are authorized to invest in such financial instruments, and may do so in the future, they did not make any such investments during the fiscal year ended July 31, 2003.

Custodian Fee Credit

Each Fund has an arrangement with the custodian bank whereby certain custodian fees and expenses are reduced by credits earned on each Fund's cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments.

Offering Costs

Nuveen Investments, LLC has agreed to pay all common share offering costs (other than the sales load) that exceed $.03 per Common share for Michigan Dividend Advantage (NZW), Ohio Dividend Advantage 2 (NBJ), and Ohio Dividend Advantage 3
(NVJ). Michigan Dividend Advantage's (NZW), Ohio Dividend Advantage 2's (NBJ), and Ohio Dividend Advantage 3's (NVJ) share of common share offering costs ($61,530, $93,150, and $64,500, respectively) were recorded as a reduction of the proceeds from the sale of common shares.

Costs incurred by Michigan Dividend Advantage (NZW), Ohio Dividend Advantage 2
(NBJ), and Ohio Dividend Advantage 3 (NVJ) in connection with their offering of Preferred shares ($275,343, $362,543, and $293,107, respectively) were recorded as a reduction to paid-in surplus.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets applicable to Common shares from operations during the reporting period. Actual results may differ from those estimates.

2. FUND SHARES

Transactions in Common and Preferred shares were as follows:

                                MICHIGAN QUALITY            MICHIGAN PREMIUM             MICHIGAN DIVIDEND
                                  INCOME (NUM)                INCOME (NMP)                ADVANTAGE (NZW)
                             -----------------------    ------------------------     -------------------------
                                                                                                       FOR THE
                                                                                                PERIOD 9/25/01
                                                                                                    (COMMENCE-
                                                                                                       MENT OF
                                                                                                   OPERATIONS)
                             YEAR ENDED   YEAR ENDED     YEAR ENDED   YEAR ENDED     YEAR ENDED        THROUGH
                                7/31/03      7/31/02        7/31/03      7/31/02        7/31/03        7/31/02
--------------------------------------------------------------------------------------------------------------
Common shares:
   Shares sold                       --           --             --           --             --      2,051,000
   Shares issued to shareholders
     due to reinvestment of
     distributions               30,579       68,086          6,562        3,743            217            543
--------------------------------------------------------------------------------------------------------------
                                 30,579       68,086          6,562        3,743            217      2,051,543
==============================================================================================================
Preferred shares sold                --           --             --           --             --            640
==============================================================================================================
                                  OHIO QUALITY                OHIO DIVIDEND                OHIO DIVIDEND
                                  INCOME (NUO)               ADVANTAGE (NXI)             ADVANTAGE 2 (NBJ)
                             -----------------------    ------------------------     -------------------------
                                                                                                       FOR THE
                                                                                                PERIOD 9/26/01
                                                                                                    (COMMENCE-
                                                                                                       MENT OF
                                                                                                   OPERATIONS)
                             YEAR ENDED   YEAR ENDED     YEAR ENDED   YEAR ENDED     YEAR ENDED        THROUGH
                                7/31/03      7/31/02        7/31/03      7/31/02        7/31/03        7/31/02
--------------------------------------------------------------------------------------------------------------
Common shares:
   Shares sold                       --           --             --           --             --      3,105,000
   Shares issued to shareholders
     due to reinvestment of
     distributions               54,111       47,904          7,470        1,425            872          1,188
--------------------------------------------------------------------------------------------------------------
                                 54,111       47,904          7,470        1,425            872      3,106,188
==============================================================================================================
Preferred shares sold                --           --             --           --             --            960
==============================================================================================================

                            Notes to
                                FINANCIAL STATEMENTS (continued)

                                                                                           OHIO DIVIDEND
                                                                                         ADVANTAGE 3 (NVJ)
                                                                                    --------------------------
                                                                                                       FOR THE
                                                                                                PERIOD 3/27/02
                                                                                                    (COMMENCE-
                                                                                                       MENT OF
                                                                                                   OPERATIONS)
                                                                                     YEAR ENDED        THROUGH
                                                                                        7/31/03        7/31/02
--------------------------------------------------------------------------------------------------------------
Common shares:
   Shares sold                                                                               --      2,150,000
   Shares issued to shareholders
     due to reinvestment of
     distributions                                                                          230             35
--------------------------------------------------------------------------------------------------------------
                                                                                            230      2,150,035
==============================================================================================================
Preferred shares sold                                                                        --            660
==============================================================================================================


3. SECURITIES TRANSACTIONS

Purchases and sales (including maturities) of investments in long-term municipal securities during the fiscal year ended July 31, 2003, were as follows:

                                              MICHIGAN     MICHIGAN     MICHIGAN
                                               QUALITY      PREMIUM     DIVIDEND
                                                INCOME       INCOME    ADVANTAGE
                                                 (NUM)        (NMP)        (NZW)
--------------------------------------------------------------------------------
Purchases                                  $39,603,997  $30,681,435   $1,020,510
Sales and maturities                        43,143,602   31,135,094    2,593,628
================================================================================

                                     OHIO         OHIO         OHIO         OHIO
                                  QUALITY     DIVIDEND     DIVIDEND     DIVIDEND
                                   INCOME    ADVANTAGE  ADVANTAGE 2  ADVANTAGE 3
                                    (NUO)        (NXI)        (NBJ)        (NVJ)
--------------------------------------------------------------------------------
Purchases                     $27,564,253   $5,472,997  $10,219,549   $7,774,032
Sales and maturities           30,047,977    6,549,659   10,981,480    8,460,014
================================================================================

4. INCOME TAX INFORMATION

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing income on taxable market discount securities and timing differences in recognizing certain gains and losses on security transactions.

At July 31, 2003, the cost of investments were as follows:

                                                                        MICHIGAN      MICHIGAN     MICHIGAN
                                                                         QUALITY       PREMIUM     DIVIDEND
                                                                          INCOME        INCOME    ADVANTAGE
                                                                           (NUM)         (NMP)        (NZW)
-----------------------------------------------------------------------------------------------------------
Cost of investments                                                 $255,523,287  $163,593,571  $42,897,408
===========================================================================================================
                                                               OHIO         OHIO          OHIO         OHIO
                                                            QUALITY     DIVIDEND      DIVIDEND     DIVIDEND
                                                             INCOME    ADVANTAGE   ADVANTAGE 2  ADVANTAGE 3
                                                              (NUO)        (NXI)         (NBJ)        (NVJ)
-----------------------------------------------------------------------------------------------------------
Cost of investments                                    $219,944,693  $90,568,004   $66,705,176  $45,869,886
===========================================================================================================

Gross unrealized appreciation and gross unrealized depreciation of investments at July 31, 2003, were as follows:

                                                                       MICHIGAN      MICHIGAN     MICHIGAN
                                                                        QUALITY       PREMIUM     DIVIDEND
                                                                         INCOME        INCOME    ADVANTAGE
                                                                          (NUM)         (NMP)        (NZW)
----------------------------------------------------------------------------------------------------------
Gross unrealized:
   Appreciation                                                     $13,497,666   $ 9,319,221    $ 471,407
   Depreciation                                                      (2,898,557)   (2,540,808)    (313,758)
----------------------------------------------------------------------------------------------------------
Net unrealized appreciation of investments                          $10,599,109   $ 6,778,413    $ 157,649
==========================================================================================================
                                                               OHIO         OHIO         OHIO         OHIO
                                                            QUALITY     DIVIDEND     DIVIDEND     DIVIDEND
                                                             INCOME    ADVANTAGE  ADVANTAGE 2  ADVANTAGE 3
                                                              (NUO)        (NXI)        (NBJ)        (NVJ)
----------------------------------------------------------------------------------------------------------
Gross unrealized:
   Appreciation                                         $ 9,779,844   $1,978,403    $ 541,499    $ 798,762
   Depreciation                                          (1,541,520)    (702,711)    (500,443)    (328,889)
----------------------------------------------------------------------------------------------------------
Net unrealized appreciation of investments              $ 8,238,324   $1,275,692    $  41,056    $ 469,873
==========================================================================================================


The tax components of undistributed net investment income and net realized gains at July 31, 2003, were as follows:

                                                                       MICHIGAN     MICHIGAN      MICHIGAN
                                                                        QUALITY      PREMIUM      DIVIDEND
                                                                         INCOME       INCOME     ADVANTAGE
                                                                          (NUM)        (NMP)         (NZW)
----------------------------------------------------------------------------------------------------------
Undistributed net tax-exempt income                                  $2,666,458   $1,800,842      $421,408
Undistributed net ordinary income *                                      30,661       71,709            40
Undistributed net long-term capital gains                             1,062,929    1,602,921            --
==========================================================================================================
                                                               OHIO         OHIO         OHIO         OHIO
                                                            QUALITY     DIVIDEND     DIVIDEND     DIVIDEND
                                                             INCOME    ADVANTAGE  ADVANTAGE 2  ADVANTAGE 3
                                                              (NUO)        (NXI)        (NBJ)        (NVJ)
----------------------------------------------------------------------------------------------------------
Undistributed net tax-exempt income                      $2,254,018     $930,678     $650,895     $231,236
Undistributed net ordinary income *                          17,867        1,707          838      156,789
Undistributed net long-term capital gains                   109,681       75,401           --           --
==========================================================================================================

* Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

                            Notes to
                                FINANCIAL STATEMENTS (continued)


The tax character of distributions paid during the fiscal years ended July 31, 2003, and July 31, 2002, was designated for purposes of the dividends paid deduction as follows:

                                                                       MICHIGAN     MICHIGAN     MICHIGAN
                                                                        QUALITY      PREMIUM     DIVIDEND
                                                                         INCOME       INCOME    ADVANTAGE
2003                                                                      (NUM)        (NMP)        (NZW)
---------------------------------------------------------------------------------------------------------
Distributions from net tax-exempt income                            $11,597,039   $7,524,815   $1,902,369
Distributions from net ordinary income *                                     --           --           --
Distributions from net long-term capital gains                        1,324,657           --           --
=========================================================================================================

                                                               OHIO        OHIO         OHIO         OHIO
                                                            QUALITY    DIVIDEND     DIVIDEND     DIVIDEND
                                                             INCOME   ADVANTAGE  ADVANTAGE 2  ADVANTAGE 3
                                                              (NUO)       (NXI)        (NBJ)        (NVJ)
---------------------------------------------------------------------------------------------------------
Distributions from net tax-exempt income                $10,147,481  $4,155,416   $2,926,588   $2,038,899
Distributions from net ordinary income *                         --          --           --      137,104
Distributions from net long-term capital gains                   --      48,921           --           --
=========================================================================================================

                                                                       MICHIGAN     MICHIGAN     MICHIGAN
                                                                        QUALITY      PREMIUM     DIVIDEND
                                                                         INCOME       INCOME    ADVANTAGE
2002                                                                      (NUM)        (NMP)        (NZW)
---------------------------------------------------------------------------------------------------------
Distributions from net tax-exempt income                            $11,598,566   $7,324,052   $1,280,774
Distributions from net ordinary income *                                     --           --           --
Distributions from net long-term capital gains                        1,143,181           --           --
=========================================================================================================

                                                               OHIO        OHIO         OHIO         OHIO
                                                            QUALITY    DIVIDEND     DIVIDEND     DIVIDEND
                                                             INCOME   ADVANTAGE  ADVANTAGE 2  ADVANTAGE 3
                                                              (NUO)       (NXI)        (NBJ)        (NVJ)
---------------------------------------------------------------------------------------------------------
Distributions from net tax-exempt income                $10,020,828  $4,172,472   $1,953,596     $355,558
Distributions from net ordinary income *                         --          --           --           --
Distributions from net long-term capital gains                   --          --           --           --
=========================================================================================================

* Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

At July 31, 2003, the following Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as follows:

                                                           MICHIGAN         OHIO
                                                           DIVIDEND     DIVIDEND
                                                          ADVANTAGE  ADVANTAGE 2
                                                              (NZW)        (NBJ)
--------------------------------------------------------------------------------
Expiration year:
   2011                                                    $135,162      $21,436
--------------------------------------------------------------------------------
Total                                                      $135,162      $21,436
================================================================================


Ohio Dividend Advantage 2 (NBJ) has elected to defer net realized losses from investments incurred from November 1, 2002 through July 31, 2003 ("post-October losses") in accordance with Federal income tax regulations. Ohio Dividend Advantage 2 (NBJ) has $10,421 of post-October losses that are treated as having arisen in the following fiscal year.

5. MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Under Michigan Quality Income's (NUM), Michigan Premium Income's (NMP), and Ohio Quality Income's (NUO) investment management agreements with the Adviser, each Fund pays an annual management fee, payable monthly, at the rates set forth below, which are based upon the average daily net assets (including net assets attributable to Preferred shares) of each Fund as follows:

AVERAGE DAILY NET ASSETS (INCLUDING NET ASSETS
ATTRIBUTABLE TOPREFERRED SHARES)                                  MANAGEMENT FEE
--------------------------------------------------------------------------------
For the first $125 million                                                .6500%
For the next $125 million                                                 .6375
For the next $250 million                                                 .6250
For the next $500 million                                                 .6125
For the next $1 billion                                                   .6000
For the next $3 billion                                                   .5875
For net assets over $5 billion                                            .5750
================================================================================

Under Michigan Dividend Advantage's (NZW), Ohio Dividend Advantage's (NXI), Ohio Dividend Advantage 2's (NBJ), and Ohio Dividend Advantage 3's (NVJ) investment management agreements with the Adviser, each Fund pays an annual management fee, payable monthly, at the rates set forth below, which are based upon the average daily net assets (including net assets attributable to Preferred shares) of each Fund as follows:

AVERAGE DAILY NET ASSETS (INCLUDING NET ASSETS
ATTRIBUTABLE TOPREFERRED SHARES)                                  MANAGEMENT FEE
--------------------------------------------------------------------------------
For the first $125 million                                                .6500%
For the next $125 million                                                 .6375
For the next $250 million                                                 .6250
For the next $500 million                                                 .6125
For the next $1 billion                                                   .6000
For net assets over $2 billion                                            .5750
================================================================================

The management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Funds pay no compensation directly to those of its Directors/Trustees who are affiliated with the Adviser or to their officers, all of whom receive remuneration for their services to the Funds from the Adviser.

                            Notes to
                                FINANCIAL STATEMENTS (continued)



For the first ten years of Ohio Dividend Advantage's (NXI) operations, the Adviser has agreed to reimburse the Fund, as a percentage of average daily net assets (including net assets attributable to Preferred shares), for fees and expenses in the amounts, and for the time periods set forth below:

YEAR ENDING                                  YEAR ENDING
MARCH 31,                                      MARCH 31,
--------------------------------------------------------------------------------
2001*                .30%                          2007                     .25%
2002                 .30                           2008                     .20
2003                 .30                           2009                     .15
2004                 .30                           2010                     .10
2005                 .30                           2011                     .05
2006                 .30
================================================================================

*    From the commencement of operations.

The Adviser has not agreed to reimburse Ohio Dividend Advantage (NXI) for any portion of its fees and expenses beyond March 31, 2011.

For the first ten years of Michigan Dividend Advantage's (NZW), and Ohio Dividend Advantage 2's (NBJ) operations, the Adviser has agreed to reimburse the Funds, as a percentage of average daily net assets (including net assets attributable to Preferred shares), for fees and expenses in the amounts, and for the time periods set forth below:

YEAR ENDING                                  YEAR ENDING
SEPTEMBER 30,                              SEPTEMBER 30,
--------------------------------------------------------------------------------
2001*                .30%                          2007                     .25%
2002                 .30                           2008                     .20
2003                 .30                           2009                     .15
2004                 .30                           2010                     .10
2005                 .30                           2011                     .05
2006                 .30
================================================================================

*    From the commencement of operations.

The Adviser has not agreed to reimburse Michigan Dividend Advantage (NZW), and Ohio Dividend Advantage 2 (NBJ) for any portion of their fees and expenses beyond September 30, 2011.

For the first ten years of Ohio Dividend Advantage 3's (NVJ) operations, the Adviser has agreed to reimburse the Fund, as a percentage of average daily net assets (including net assets attributable to Preferred shares), for fees and expenses in the amounts, and for the time periods set forth below:

YEAR ENDING                                  YEAR ENDING
MARCH 31,                                      MARCH 31,
--------------------------------------------------------------------------------
2002*                .30%                          2008                     .25%
2003                 .30                           2009                     .20
2004                 .30                           2010                     .15
2005                 .30                           2011                     .10
2006                 .30                           2012                     .05
2007                 .30
================================================================================

*    From the commencement of operations.

The Adviser has not agreed to reimburse Ohio Dividend Advantage 3 (NVJ) for any portion of its fees and expenses beyond March 31, 2012.

6. SUBSEQUENT EVENT - DISTRIBUTIONS TO COMMON SHAREHOLDERS

The Funds declared Common share dividend distributions from their tax-exempt net investment income which were paid on September 2, 2003, to shareholders of record on August 15, 2003, as follows:

                                              MICHIGAN     MICHIGAN     MICHIGAN
                                               QUALITY      PREMIUM     DIVIDEND
                                                INCOME       INCOME    ADVANTAGE
                                                 (NUM)        (NMP)        (NZW)
--------------------------------------------------------------------------------
Dividend per share                              $.0780       $.0770       $.0745
================================================================================

                                     OHIO         OHIO         OHIO         OHIO
                                  QUALITY     DIVIDEND     DIVIDEND     DIVIDEND
                                   INCOME    ADVANTAGE  ADVANTAGE 2  ADVANTAGE 3
                                    (NUO)        (NXI)        (NBJ)        (NVJ)
--------------------------------------------------------------------------------
Dividend per share                 $.0835       $.0785       $.0750       $.0730
================================================================================

                     Financial
                            HIGHLIGHTS

Selected data for a Common share outstanding throughout each period:

                                                  Investment Operations                               Less Distributions
                            -----------------------------------------------------------------  --------------------------------
                                                       Distributions   Distributions
                                                            from Net            from                  Net
               Beginning                          Net     Investment         Capital           Investment    Capital
                  Common                    Realized/      Income to        Gains to            Income to   Gains to
                   Share            Net    Unrealized      Preferred       Preferred               Common     Common
               Net Asset     Investment    Investment         Share-          Share-               Share-     Share-
                   Value         Income   Gain (Loss)        holders+        holders+   Total     holders    holders     Total
===============================================================================================================================
MICHIGAN QUALITY
INCOME (NUM)
-------------------------------------------------------------------------------------------------------------------------------
Year Ended 7/31:
2003              $15.48          $1.04       $ (.27)          $(.08)          $(.01)   $ .68       $(.92)     $(.10)   $(1.02)
2002               15.32           1.11          .15            (.11)           (.02)    1.13        (.90)      (.07)     (.97)
2001               14.54           1.16          .82            (.29)           (.01)    1.68        (.88)      (.02)     (.90)
2000               15.20           1.19         (.53)           (.30)           (.02)     .34        (.92)      (.08)    (1.00)
1999               15.91           1.15         (.63)           (.21)           (.02)     .29        (.92)      (.06)     (.98)

MICHIGAN PREMIUM
INCOME (NMP)
-------------------------------------------------------------------------------------------------------------------------------
Year Ended 7/31:
2003               15.56           1.03         (.37)           (.07)             --      .59        (.91)        --      (.91)
2002               15.31           1.05          .16            (.11)             --     1.10        (.85)        --      (.85)
2001               14.24           1.07         1.07            (.25)             --     1.89        (.82)        --      (.82)
2000               14.68           1.07         (.41)           (.27)             --      .39        (.83)        --      (.83)
1999               15.30           1.05         (.64)           (.21)             --      .20        (.82)        --      (.82)

MICHIGAN DIVIDEND
ADVANTAGE (NZW)
-------------------------------------------------------------------------------------------------------------------------------
Year Ended 7/31:
2003               14.42            .99         (.20)           (.07)             --      .72        (.86)        --      (.86)
2002(a)            14.33            .76          .22            (.07)             --      .91        (.63)        --      (.63)
===============================================================================================================================

                                                                  Total Returns
                                                                -----------------
                                                                            Based
                          Offering                                             on
                         Costs and       Ending                            Common
                         Preferred       Common                  Based      Share
                             Share        Share     Ending          on        Net
                      Underwriting    Net Asset     Market      Market      Asset
                         Discounts        Value      Value       Value**    Value**
===================================================================================
MICHIGAN QUALITY
INCOME (NUM)
-----------------------------------------------------------------------------------
Year Ended 7/31:
2003                          $ --       $15.14   $15.4500        2.40%      4.35%
2002                            --        15.48    16.1000       11.18       7.68
2001                            --        15.32    15.4200       17.11      11.90
2000                            --        14.54    14.0000       (9.92)      2.51
1999                          (.02)       15.20    16.6875        2.18       1.62

MICHIGAN PREMIUM
INCOME (NMP)
-----------------------------------------------------------------------------------
Year Ended 7/31:
2003                            --        15.24    14.8500        2.64       3.71
2002                            --        15.56    15.3500       10.52       7.40
2001                            --        15.31    14.7100       17.81      13.61
2000                            --        14.24    13.2500       (6.16)      2.95
1999                            --        14.68    15.0625        5.95       1.23

MICHIGAN DIVIDEND
ADVANTAGE (NZW)
-----------------------------------------------------------------------------------
Year Ended 7/31:
2003                           .02        14.30    15.1000        9.19       5.01
2002(a)                       (.19)       14.42    14.6500        2.00       5.21
===================================================================================
                                                      Ratios/Supplemental Data
                      -----------------------------------------------------------------------------------------
                                     Before Credit/Reimbursement      After Credit/Reimbursement***
                                   -----------------------------     ------------------------------
                                                   Ratio of Net                     Ratio of Net
                                      Ratio of       Investment         Ratio of      Investment
                           Ending     Expenses        Income to         Expenses       Income to
                              Net   to Average          Average       to Average         Average
                           Assets   Net Assets       Net Assets       Net Assets      Net Assets
                       Applicable   Applicable       Applicable       Applicable      Applicable     Portfolio
                        to Common    to Common        to Common        to Common       to Common      Turnover
                      Shares (000)      Shares++         Shares++         Shares++        Shares++        Rate
===============================================================================================================
MICHIGAN QUALITY
INCOME (NUM)
---------------------------------------------------------------------------------------------------------------
Year Ended 7/31:
2003                     $176,186         1.24%            6.56%            1.24%           6.57%           15%
2002                      179,630         1.28             7.29             1.27            7.29            19
2001                      176,664         1.30             7.79             1.29            7.80            20
2000                      167,429         1.29             8.29             1.27            8.31            25
1999                      174,591         1.19             7.28             1.19            7.28            21

MICHIGAN PREMIUM
INCOME (NMP)
---------------------------------------------------------------------------------------------------------------
Year Ended 7/31:
2003                      117,418         1.21             6.49             1.20            6.50            18
2002                      119,820         1.25             6.82             1.24            6.83             9
2001                      117,784         1.24             7.24             1.23            7.25            15
2000                      109,565         1.29             7.73             1.28            7.74            34
1999                      112,851         1.29             6.82             1.28            6.83             9

MICHIGAN DIVIDEND
ADVANTAGE (NZW)
---------------------------------------------------------------------------------------------------------------
Year Ended 7/31:
2003                       29,443         1.29             6.15              .82            6.61             2
2002(a)                    29,679         1.35*            6.00*             .90*           6.45*           21
===============================================================================================================

                          Preferred Shares at End of Period
                      ----------------------------------------
                        Aggregate     Liquidation
                           Amount      and Market        Asset
                      Outstanding           Value     Coverage
                            (000)       Per Share    Per Share
==============================================================
MICHIGAN QUALITY
INCOME (NUM)
--------------------------------------------------------------
Year Ended 7/31:
2003                      $94,000         $25,000      $71,858
2002                       94,000          25,000       72,774
2001                       94,000          25,000       71,985
2000                       94,000          25,000       69,529
1999                       94,000          25,000       71,434

MICHIGAN PREMIUM
INCOME (NMP)
--------------------------------------------------------------
Year Ended 7/31:
2003                       56,000          25,000       77,419
2002                       56,000          25,000       78,491
2001                       56,000          25,000       77,582
2000                       56,000          25,000       73,913
1999                       56,000          25,000       75,380

MICHIGAN DIVIDEND
ADVANTAGE (NZW)
--------------------------------------------------------------
Year Ended 7/31:
2003                       16,000          25,000       71,005
2002(a)                    16,000          25,000       71,374
==============================================================

*    Annualized.
**   Total Investment Return on Market Value is the combination of reinvested dividend income, reinvested capital gains distributions, if any, and changes in stock price per share. Total Return on Common Share Net Asset
     Value is the combination of reinvested dividend income, reinvested capital gains distributions, if any, and changes in Common share net asset value per share. Total returns are not annualized.
***  After custodian fee credit and expense reimbursement, where applicable.
+    The amounts shown are based on Common share equivalents.
++   Ratios do not reflect the effect of dividend payments to Preferred shareholders; income ratios reflect income earned on assets attributable to
     Preferred shares.
(a)  For the period September 25, 2001 (commencement of operations) through July
     31, 2002.

                                 See accompanying notes to financial statements.

                                  56-57 SPREAD


                             Financial HIGHLIGHTS (continued)

Selected data for a Common share outstanding throughout each period:
                                                  Investment Operations                               Less Distributions
                            -----------------------------------------------------------------  -------------------------------

                                                       Distributions   Distributions
                                                            from Net            from                  Net
               Beginning                          Net     Investment         Capital           Investment    Capital
                  Common                    Realized/      Income to        Gains to            Income to   Gains to
                   Share            Net    Unrealized      Preferred       Preferred               Common     Common
               Net Asset     Investment    Investment         Share-          Share-               Share-     Share-
                   Value         Income   Gain (Loss)        holders+        holders+   Total     holders    holders    Total
==============================================================================================================================
OHIO QUALITY
INCOME (NUO)
------------------------------------------------------------------------------------------------------------------------------
Year Ended 7/31:
2003              $16.36          $1.10        $(.22)          $(.08)            $--    $ .80       $(.99)       $--    $(.99)
2002               16.10           1.14          .18            (.13)             --     1.19        (.93)        --     (.93)
2001               15.52           1.20          .56            (.27)             --     1.49        (.91)        --     (.91)
2000               16.13           1.21         (.56)           (.29)             --      .36        (.97)        --     (.97)
1999               16.65           1.21         (.51)           (.24)             --      .46        (.98)        --     (.98)

OHIO DIVIDEND
ADVANTAGE (NXI)
------------------------------------------------------------------------------------------------------------------------------
Year Ended 7/31:
2003               14.83           1.05         (.23)           (.07)             --      .75        (.92)      (.01)    (.93)
2002               14.57           1.06          .19            (.12)             --     1.13        (.87)        --     (.87)
2001(a)            14.33            .29          .35            (.04)             --      .60        (.22)        --     (.22)

OHIO DIVIDEND
ADVANTAGE 2 (NBJ)
------------------------------------------------------------------------------------------------------------------------------
Year Ended 7/31:
2003               14.48           1.00         (.23)           (.08)             --      .69        (.87)        --     (.87)
2002(b)            14.33            .78          .23            (.08)             --      .93        (.62)        --     (.62)

OHIO DIVIDEND
ADVANTAGE 3 (NVJ)
------------------------------------------------------------------------------------------------------------------------------
Year Ended 7/31:
2003               14.83            .97         (.29)           (.07)           (.01)     .60        (.88)      (.06)    (.94)
2002(c)            14.33            .25          .65            (.02)             --      .88        (.22)        --     (.22)
==============================================================================================================================

                                                                   Total Returns
                                                                 -----------------
                                                                             Based
                           Offering                                             on
                          Costs and       Ending                            Common
                          Preferred       Common                  Based      Share
                              Share        Share     Ending          on        Net
                       Underwriting    Net Asset     Market      Market      Asset
                          Discounts        Value      Value       Value**    Value**
====================================================================================
OHIO QUALITY
INCOME (NUO)
------------------------------------------------------------------------------------
Year Ended 7/31:
2003                            $--       $16.17  $17.0400        (3.15)%     4.84%
2002                             --        16.36   18.6200        17.00       7.63
2001                             --        16.10   16.8000         6.86       9.85
2000                             --        15.52   16.6250        (1.80)      2.50
1999                             --        16.13   18.0000         5.09       2.74

OHIO DIVIDEND
ADVANTAGE (NXI)
------------------------------------------------------------------------------------
Year Ended 7/31:
2003                            .01        14.66   14.2600         (.04)%     5.09
2002                             --        14.83   15.1500         4.48       8.02
2001(a)                        (.14)       14.57   15.3500         3.77       3.21

OHIO DIVIDEND
ADVANTAGE 2 (NBJ)
------------------------------------------------------------------------------------
Year Ended 7/31:
2003                            .01        14.31   14.2600         3.17       4.74
2002(b)                        (.16)       14.48   14.6500         1.91       5.58

OHIO DIVIDEND
ADVANTAGE 3 (NVJ)
------------------------------------------------------------------------------------
Year Ended 7/31:
2003                           (.01)       14.48   14.4000          .09       3.81
2002(c)                        (.16)       14.83   15.3000         3.47       5.05
====================================================================================

                                                       Ratios/Supplemental Data
                       -----------------------------------------------------------------------------------------
                                      Before Credit/Reimbursement      After Credit/Reimbursement***
                                    -----------------------------     ------------------------------
                                                    Ratio of Net                     Ratio of Net
                                       Ratio of       Investment         Ratio of      Investment
                            Ending     Expenses        Income to         Expenses       Income to
                               Net   to Average          Average       to Average         Average
                            Assets   Net Assets       Net Assets       Net Assets      Net Assets
                        Applicable   Applicable       Applicable       Applicable      Applicable     Portfolio
                         to Common    to Common        to Common        to Common       to Common      Turnover
                       Shares (000)      Shares++         Shares++         Shares++        Shares++        Rate
================================================================================================================
OHIO QUALITY
INCOME (NUO)
----------------------------------------------------------------------------------------------------------------
Year Ended 7/31:
2003                      $155,412         1.22%            6.59%            1.22%           6.60%           12%
2002                       156,351         1.26             7.10             1.24            7.12            26
2001                       153,164         1.32             7.58             1.30            7.60            15
2000                       147,045         1.31             7.88             1.29            7.89            11
1999                       151,961         1.26             7.26             1.25            7.27             3

OHIO DIVIDEND
ADVANTAGE (NXI)
----------------------------------------------------------------------------------------------------------------
Year Ended 7/31:
2003                        61,924         1.23             6.52              .78            6.97             6
2002                        62,548         1.24             6.79              .78            7.25            18
2001(a)                     61,424         1.15*            5.58*             .71*           6.02*            4

OHIO DIVIDEND
ADVANTAGE 2 (NBJ)
----------------------------------------------------------------------------------------------------------------
Year Ended 7/31:
2003                        44,578         1.27             6.26              .81            6.72            15
2002(b)                     45,073         1.25*            6.12*             .80*           6.57*           39

OHIO DIVIDEND
ADVANTAGE 3 (NVJ)
----------------------------------------------------------------------------------------------------------------
Year Ended 7/31:
2003                        31,245         1.28             5.89              .82            6.35            16
2002(c)                     31,995         1.22*            4.72*             .80*           5.15*            7
================================================================================================================

                           Preferred Shares at End of Period
                       ----------------------------------------
                         Aggregate     Liquidation
                            Amount      and Market        Asset
                       Outstanding           Value     Coverage
                             (000)       Per Share    Per Share
===============================================================
OHIO QUALITY
INCOME (NUO)
---------------------------------------------------------------
Year Ended 7/31:
2003                       $77,000         $25,000      $75,458
2002                        77,000          25,000       75,763
2001                        77,000          25,000       74,729
2000                        77,000          25,000       72,742
1999                        77,000          25,000       74,338

OHIO DIVIDEND
ADVANTAGE (NXI)
---------------------------------------------------------------
Year Ended 7/31:
2003                        31,000          25,000       74,938
2002                        31,000          25,000       75,442
2001(a)                     31,000          25,000       74,535

OHIO DIVIDEND
ADVANTAGE 2 (NBJ)
---------------------------------------------------------------
Year Ended 7/31:
2003                        24,000          25,000       71,435
2002(b)                     24,000          25,000       71,951

OHIO DIVIDEND
ADVANTAGE 3 (NVJ)
---------------------------------------------------------------
Year Ended 7/31:
2003                        16,500          25,000       72,341
2002(c)                     16,500          25,000       73,477
===============================================================

*    Annualized.
**   Total Investment Return on Market Value is the combination of reinvested dividend income, reinvested capital gains distributions, if any, and changes in stock price per share. Total Return on Common Share Net Asset
     Value is the combination of reinvested dividend income, reinvested capital gains distributions, if any, and changes in Common share net asset value per share. Total returns are not annualized.
***  After custodian fee credit and expense reimbursement, where applicable.
+    The amounts shown are based on Common share equivalents.
++   Ratios do not reflect the effect of dividend payments to Preferred shareholders; income ratios reflect income earned on assets attributable to
     Preferred shares.
(a)  For the period March 28, 2001 (commencement of operations) through July 31,
     2001.
(b)  For the period September 26, 2001 (commencement of operations) through July
     31, 2002.
(c)  For the period March 27, 2002 (commencement of operations) through July 31,
     2002.


                                 See accompanying notes to financial statements.


                                  58-59 SPREAD


                        Directors/Trustees
                                AND OFFICERS

The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board of Directors/ Trustees of the Funds. The number of directors/trustees of the Funds is currently set at eight. None of the directors/trustees who are not "interested" persons of the Funds has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the directors/trustees and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

                                                                                                                        NUMBER OF
                                                                                                                        PORTFOLIOS
                                                                                                                        IN FUND
                                                                                                                        COMPLEX
                                                   YEAR FIRST     PRINCIPAL OCCUPATION(S)                               OVERSEEN
NAME, BIRTHDATE              POSITION(S) HELD      ELECTED OR     INCLUDING OTHER DIRECTORSHIPS                         BY DIRECTOR/
AND ADDRESS                  WITH THE FUNDS        APPOINTED(2)   DURING PAST 5 YEARS                                   TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------

DIRECTOR/TRUSTEE WHO IS AN INTERESTED PERSON OF THE FUNDS:
------------------------------------------------------------------------------------------------------------------------------------

Timothy R. Schwertfeger (1)  Chairman of the       1994           Chairman and Director (since 1996) of Nuveen            140
3/28/49                      Board and                            Investments, Inc. and Nuveen Investments, LLC;
333 W. Wacker Drive          Director/Trustee                     Director (since 1992) and Chairman (since 1996) of
Chicago, IL 60606                                                 Nuveen Advisory Corp. and Nuveen Institutional
                                                                  Advisory Corp.; Chairman and Director (since 1997)
                                                                  of Nuveen Asset Management, Inc.; Director (since 1996)
                                                                  of Institutional Capital Corporation; Chairman and
                                                                  Director (since 1999) of Rittenhouse Asset Management,
                                                                  Inc.; Chairman of Nuveen Investments Advisers Inc.
                                                                  (since 2002).
DIRECTORS/TRUSTEES WHO ARE NOT INTERESTED PERSONS OF THE FUNDS:
------------------------------------------------------------------------------------------------------------------------------------
William E. Bennett           Director/Trustee      2001           Private Investor; previously, President and             140
10/16/46                                                          Chief Executive Officer, Draper & Kramer, Inc., a
333 W. Wacker Drive                                               private company that handles mortgage banking, real
Chicago, IL 60606                                                 estate development, pension advisory and real estate
                                                                  management (1995-1998). Prior thereto, Executive
                                                                  Vice President and Chief Credit Officer of First
                                                                  Chicago Corporation and its principal subsidiary,
                                                                  The First National Bank of Chicago.

------------------------------------------------------------------------------------------------------------------------------------
Robert P. Bremner            Director/Trustee      1997           Private Investor and Management Consultant.             134
8/22/40
333 W. Wacker Drive
Chicago, IL 60606

------------------------------------------------------------------------------------------------------------------------------------
Lawrence H. Brown            Director/Trustee      1993           Retired (since 1989) as Senior Vice President of The    134
7/29/34                                                           Northern Trust Company; Director of the United Way of
333 W. Wacker Drive                                               Highland Park-Highwood (since 2002).
Chicago, IL 60606

------------------------------------------------------------------------------------------------------------------------------------
Anne E. Impellizzeri         Director/Trustee      1994           Retired, formerly, Executive Director (since 1998)      134
1/26/33                                                           of Manitoga/The Russel Wright Design Center; prior
333 W. Wacker Drive                                               thereto, President and Chief Executive Officer of
Chicago, IL 60606                                                 Blanton-Peale Institute (since 1990); prior thereto,
                                                                  Vice President, Metropolitan Life Insurance Co.

------------------------------------------------------------------------------------------------------------------------------------
Peter R. Sawers              Director/Trustee      1991           Adjunct Professor of Business and Economics,            134
4/3/33                                                            University of Dubuque, Iowa; formerly (1991-2000)
333 W. Wacker Drive                                               Adjunct Professor, Lake Forest Graduate School of
Chicago, IL 60606                                                 Management, Lake Forest, Illinois; prior thereto,
                                                                  Executive Director, Towers Perrin Australia, a
                                                                  management consulting firm; Chartered Financial
                                                                  Analyst; Certified Management Consultant; Director,
                                                                  Executive Service Corps of Chicago, a not-for-profit
                                                                  organization.

------------------------------------------------------------------------------------------------------------------------------------
William J. Schneider         Director/Trustee      1997           Senior Partner and Chief Operating Officer,             134
9/24/44                                                           Miller-Valentine Group, Vice President, Miller-
333 W. Wacker Drive                                               Valentine Realty, a development and contract company;
Chicago, IL 60606                                                 Chair, MiamiValley Hospital; Chair, Miami Valley
                                                                  Economic Development Coalition; formerly, Member,
                                                                  Community Advisory Board, National City Bank,
                                                                  Dayton, Ohio and Business Advisory Council, Cleveland
                                                                  Federal Reserve Bank.

------------------------------------------------------------------------------------------------------------------------------------
Judith M. Stockdale          Director/Trustee      1997           Executive Director, Gaylord and Dorothy Donnelley       134
12/29/47                                                          Foundation (since 1994); prior thereto, Executive
333 W. Wacker Drive                                               Director, Great Lakes Protection Fund (from 1990
Chicago, IL 60606                                                 to 1994).


                                       60

                                                                                                                        NUMBER OF
                                                                                                                        PORTFOLIOS
                                                                                                                        IN FUND
                                                   YEAR FIRST                                                           COMPLEX
NAME, BIRTHDATE              POSITION(S) HELD      ELECTED OR     PRINCIPAL OCCUPATION(S)                               OVERSEEN
AND ADDRESS                  WITH THE FUNDS        APPOINTED(3)   DURING PAST 5 YEARS                                   BY OFFICER
------------------------------------------------------------------------------------------------------------------------------------

OFFICERS OF THE FUNDS:
------------------------------------------------------------------------------------------------------------------------------------
Gifford R. Zimmerman         Chief                 1988           Managing Director (since 2002), Assistant Secretary     140
9/9/56                       Administrative                       and Associate General Counsel, formerly, Vice
333 W. Wacker Drive          Officer                              President and Assistant General Counsel of Nuveen
Chicago, IL 60606                                                 Investments, LLC; Managing Director (since 2002),
                                                                  General Counsel and Assistant Secretary, formerly,
                                                                  Vice President of Nuveen Advisory Corp. and Nuveen
                                                                  Institutional Advisory Corp.; Managing Director
                                                                  (since 2002), Assistant Secretary and Associate
                                                                  General Counsel, formerly, Vice President (since
                                                                  2000), of Nuveen Asset Management, Inc.; Assistant
                                                                  Secretary of Nuveen Investments, Inc. (since 1994);
                                                                  Assistant Secretary of NWQ Investment Management
                                                                  Company, LLC (since 2002); Vice President and
                                                                  Assistant Secretary of Nuveen Investments Advisers Inc.
                                                                  (since 2002); Managing Director, Associate General
                                                                  Counsel and Assistant Secretary of Rittenhouse Asset
                                                                  Management, Inc. (since May 2003); Chartered
                                                                  Financial Analyst.

------------------------------------------------------------------------------------------------------------------------------------
Michael T. Atkinson          Vice President        2000           Vice President (since 2002), formerly, Assistant        140
2/3/66                       and Assistant                        Vice President (since 2000), previously, Associate of
333 W. Wacker Drive          Secretary                            Nuveen Investments, LLC.
Chicago, IL 60606

------------------------------------------------------------------------------------------------------------------------------------
Paul L. Brennan              Vice President        1999           Vice President (since 2002), formerly, Assistant        122
11/10/66                                                          Vice President (since 1997), of Nuveen Advisory Corp.;
333 W. Wacker Drive                                               prior thereto, portfolio manager of Flagship Financial
Chicago, IL 60606                                                 Inc.; Chartered Financial Analyst and Certified
                                                                  Public Accountant.

------------------------------------------------------------------------------------------------------------------------------------
Peter H. D'Arrigo            Vice President        1999           Vice President of Nuveen Investments, LLC (since        140
11/28/67                     and Treasurer                        1999), prior thereto, Assistant Vice President (since
333 W. Wacker Drive                                               1997); Vice President and Treasurer of Nuveen
Chicago, IL 60606                                                 Investments, Inc. (since 1999); Vice President and
                                                                  Treasurer of Nuveen Advisory Corp. and Nuveen
                                                                  Institutional Advisory Corp. (since 1999); Vice
                                                                  President and Treasurer of Nuveen Asset Management,
                                                                  Inc. (since 2002) and of Nuveen Investments
                                                                  Advisers Inc. (since 2002); Assistant Treasurer
                                                                  of NWQ Investment Management Company, LLC (since
                                                                  2002); Chartered Financial Analyst.

------------------------------------------------------------------------------------------------------------------------------------
Susan M. DeSanto             Vice President        2001           Vice President of Nuveen Advisory Corp. (since 2001);   140
9/8/54                                                            previously, Vice President of Van Kampen Investment
333 W. Wacker Drive                                               Advisory Corp. (since 1998); Vice President of Nuveen
Chicago, IL 60606                                                 Institutional Advisory Corp. (since 2002); prior
                                                                  thereto, Assistant Vice President of Van Kampen
                                                                  Investment Advisory Corp. (since 1994).

------------------------------------------------------------------------------------------------------------------------------------
Jessica R. Droeger           Vice President        2000           Vice President (since 2002) and Assistant General       140
9/24/64                      and Secretary                        Counsel (since 1998); formerly, Assistant Vice
333 W. Wacker Drive                                               President (since 1998) of Nuveen Investments, LLC;
Chicago, IL 60606                                                 Vice President (since 2002) and Assistant Secretary
                                                                  (since 1998), formerly Assistant Vice President of
                                                                  Nuveen Advisory Corp. and Nuveen Institutional
                                                                  Advisory Corp.


                                       61


                             Trustees
                                    AND OFFICERS (CONTINUED)
                                                                                                                        NUMBER OF
                                                                                                                        PORTFOLIOS
                                                                                                                        IN FUND
                                                   YEAR FIRST                                                           COMPLEX
NAME, BIRTHDATE              POSITION(S) HELD      ELECTED OR     PRINCIPAL OCCUPATION(S)                               OVERSEEN
AND ADDRESS                  WITH THE FUNDS        APPOINTED(3)   DURING PAST 5 YEARS                                   BY OFFICER
------------------------------------------------------------------------------------------------------------------------------------
OFFICERS OF THE FUNDS (CONTINUED):
------------------------------------------------------------------------------------------------------------------------------------
Lorna C. Ferguson            Vice President        1998           Vice President of Nuveen Investments, LLC; Vice         140
10/24/45                                                          President (since 1998) of Nuveen Advisory Corp. and
333 W. Wacker Drive                                               Nuveen Institutional Advisory Corp.
Chicago, IL 60606

------------------------------------------------------------------------------------------------------------------------------------
William M. Fitzgerald        Vice President        1995           Managing Director (since 2002) of Nuveen Investments,   140
3/2/64                                                            LLC; Managing Director (since 2001), formerly Vice
333 W. Wacker Drive                                               President of Nuveen Advisory Corp. and Nuveen
Chicago, IL 60606                                                 Institutional Advisory Corp. (since 1995); Managing
                                                                  Director of Nuveen Asset Management, Inc. (since 2001);
                                                                  Vice President of Nuveen Investment Advisers Inc.
                                                                  (since 2002); Chartered Financial Analyst.

------------------------------------------------------------------------------------------------------------------------------------
Stephen D. Foy               Vice President        1998           Vice President (since 1993) and Funds Controller        140
5/31/54                      and Controller                       (since 1998) of Nuveen Investments, LLC and Vice
333 W. Wacker Drive                                               President and Funds Controller (since 1998) of
Chicago, IL 60606                                                 Nuveen Investments, Inc.; Certified Public
                                                                  Accountant.

------------------------------------------------------------------------------------------------------------------------------------
J. Thomas Futrell            Vice President        1988           Vice President of Nuveen Advisory Corp.;                122
7/5/55                                                            Chartered Financial Analyst.
333 W. Wacker Drive
Chicago, IL 60606

------------------------------------------------------------------------------------------------------------------------------------
Richard A. Huber             Vice President        1997           Vice President of Nuveen Institutional Advisory Corp.   122
3/26/63                                                           (since 1998) and Nuveen Advisory Corp. (since 1997);
333 W. Wacker Drive                                               prior thereto, Vice President and Portfolio Manager
Chicago, IL 60606                                                 of Flagship Financial, Inc.

------------------------------------------------------------------------------------------------------------------------------------
Steven J. Krupa              Vice President        1990           Vice President of Nuveen Advisory Corp.                 122
8/21/57
333 W. Wacker Drive
Chicago, IL 60606

------------------------------------------------------------------------------------------------------------------------------------
David J. Lamb                Vice President        2000           Vice President (since 2000) of Nuveen Investments,      140
3/22/63                                                           LLC, previously Assistant Vice President (since
333 W. Wacker Drive                                               1999); prior thereto, Associate of Nuveen Investments,
Chicago, IL 60606                                                 LLC; Certified Public Accountant.

------------------------------------------------------------------------------------------------------------------------------------
Tina M. Lazar                Vice President        2002           Vice President (since 1999), previously, Assistant      140
8/27/61                                                           Vice President (since 1993) of Nuveen Investments, LLC.
333 W. Wacker Drive
Chicago, IL 60606

------------------------------------------------------------------------------------------------------------------------------------
Larry W. Martin              Vice President        1988           Vice President, Assistant Secretary and Assistant       140
7/27/51                      and Assistant                        General Counsel of Nuveen Investments, LLC; Vice
333 W. Wacker Drive          Secretary                            President and Assistant Secretary of Nuveen Advisory
Chicago, IL 60606                                                 Corp. and Nuveen Institutional Advisory Corp.;
                                                                  Assistant Secretary of Nuveen Investments, Inc.
                                                                  and (since 1997) Nuveen Asset Management,
                                                                  Inc.; Vice President (since 2000), Assistant
                                                                  Secretary and Assistant General Counsel (since
                                                                  1998) of Rittenhouse Asset Management, Inc.;
                                                                  Vice President and Assistant Secretary of
                                                                  Nuveen Investments Advisers Inc. (since 2002);
                                                                  Assistant Secretary of NWQ Investment Management
                                                                  Company, LLC (since 2002).


                                       62

                                                                                                                        NUMBER OF
                                                                                                                        PORTFOLIOS
                                                                                                                        IN FUND
                                                   YEAR FIRST                                                           COMPLEX
NAME, BIRTHDATE              POSITION(S) HELD      ELECTED OR     PRINCIPAL OCCUPATION(S)                               OVERSEEN
AND ADDRESS                  WITH THE FUNDS        APPOINTED(3)   DURING PAST 5 YEARS                                   BY OFFICER
------------------------------------------------------------------------------------------------------------------------------------
OFFICERS OF THE FUNDS (CONTINUED):
------------------------------------------------------------------------------------------------------------------------------------
Edward F. Neild, IV          Vice President        1996           Managing Director (since 2002) of Nuveen Investments,   140
7/7/65                                                            LLC; Managing Director (since 1997), formerly Vice
333 W. Wacker Drive                                               President (since 1996) of Nuveen Advisory Corp. and
Chicago, IL 60606                                                 Nuveen Institutional Advisory Corp.; Managing
                                                                  Director of Nuveen Asset Management, Inc.
                                                                  (since 1999). Chartered Financial Analyst.

------------------------------------------------------------------------------------------------------------------------------------
Thomas J. O'Shaughnessy      Vice President        1999           Vice President (since 2002), formerly, Assistant        122
9/4/60                                                            Vice President (since 1998), of Nuveen Advisory
333 W. Wacker Drive                                               Corp.; prior thereto, portfolio manager.
Chicago, IL 60606

------------------------------------------------------------------------------------------------------------------------------------
Thomas C. Spalding           Vice President        1982           Vice President of Nuveen Advisory Corp. and Nuveen      122
7/31/51                                                           Institutional Advisory Corp.; Chartered Financial
333 W. Wacker Drive                                               Analyst.
Chicago, IL 60606


(1) Mr. Schwertfeger is an "interested person" of the Funds, as defined in the Investment Company Act of 1940, because he is an officer and trustee of the Adviser.

(2) Directors/Trustees serve a one-year term until his/her successor is elected. The year first elected or appointed represents the year in which the Directors/Trustee was first elected or appointed to any fund in the Nuveen Complex.

(3) Officers serve a one-year term through July of each year. The year first elected or appointed represents the year in which the Officer was first elected or appointed to any fund in the Nuveen Complex.

                             Build Your Wealth
                                    AUTOMATICALLY

SIDEBAR TEXT: NUVEEN MAKES REINVESTING EASY. A PHONE CALL IS ALL IT TAKES TO SET UP YOUR REINVESTMENT ACCOUNT.


NUVEEN CLOSED-END EXCHANGE-TRADED FUNDS DIVIDEND REINVESTMENT PLAN

Your Nuveen Closed-End Exchange-Traded Fund allows you to conveniently reinvest dividends and/or capital gains distributions in additional fund shares.

By choosing to reinvest, you'll be able to invest money regularly and automatically, and watch your investment grow through the power of tax-free compounding. Just like dividends or distributions in cash, there may be times when income or capital gains taxes may be payable on dividends or distributions that are reinvested.

It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.

EASY AND CONVENIENT

To make recordkeeping easy and convenient, each month you'll receive a statement showing your total dividends and distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.

HOW SHARES ARE PURCHASED

The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the then-current market price. If the shares are trading at less than net asset value, shares for your account will be purchased on the open market. Dividends and distributions received to purchase shares in the open market will normally be invested shortly after the dividend payment date. No interest will be paid on dividends and distributions awaiting reinvestment. Because the market price of shares may increase before purchases are completed, the average purchase price per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Plan participants. These commissions usually will be lower than those charged on individual transactions.

FLEXIBILITY

You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change. Should you withdraw, you can receive a certificate for all whole shares credited to your reinvestment account and cash payment for fractional shares, or cash payment for all reinvestment account shares, less brokerage commissions and a $2.50 service fee.

You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your investment advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan.

The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.

For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial advisor or call us at (800) 257-8787.

Fund
  INFORMATION

BOARD OF DIRECTORS/TRUSTEES
William E. Bennett
Robert P. Bremner
Lawrence H. Brown
Anne E. Impellizzeri
Peter R. Sawers
William J. Schneider
Timothy R. Schwertfeger
Judith M. Stockdale

FUND MANAGER
Nuveen Advisory Corp.
333 West Wacker Drive
Chicago, IL 60606

CUSTODIAN
State Street Bank & Trust
Boston, MA

TRANSFER AGENT AND
SHAREHOLDER SERVICES
State Street Bank & Trust
Nuveen Funds
P.O. Box 43071
Providence, RI 02940-3071

(800) 257-8787


LEGAL COUNSEL
Chapman and Cutler LLP
Chicago, IL

INDEPENDENT AUDITORS
Ernst & Young LLP
Chicago, IL



POLICY CHANGE

On November 14, 2002, the Board adopted a policy that allows these Funds, in addition to investments in municipal bonds, to invest up to 5% of its net assets (including assets attributable to preferred shares, if any) in tax-exempt or taxable fixed-income securities or equity securities for the purpose of acquiring control of an issuer whose municipal bonds (a) the Fund already owns and (b) have deteriorated or are expected shortly to deteriorate significantly in credit quality, provided Nuveen Advisory determines that such investment should enable the Fund to better maximize the value of its existing investment in such issuer. This policy is a non-fundamental policy of each Fund which means that it can be changed at any time by the Board of Trustees without vote of the shareholders.

GLOSSARY OF TERMS USED IN THIS REPORT

Average Annual Total Return: This is a commonly used method to express an investment's performance over a particular, usually multi-year time period. It expresses the return (including change in NAV and reinvested dividends) that would have been necessary on an annual basis to equal the investment's actual performance over the time period being considered.

Average Effective Maturity: The average of all the maturities of the bonds in a fund's portfolio, computed by weighting each maturity date (the date the security comes due) by the market value of the security. This figure does not account for the likelihood of prepayments or the exercise of call provisions.

Leverage-Adjusted Duration: Duration is a measure of a bond or bond fund's sensitivity to changes in interest rates. Generally, the longer a bond or fund's duration, the more the price of the bond or fund will change as interest rates change. Leverage-adjusted duration takes into account the leveraging process for a Fund and therefore is generally longer than the duration of the actual portfolio of individual bonds that make up the Fund

Market Yield (also known as Dividend Yield or Current Yield): An investment's current annualized dividend divided by its current market price.

Net Asset Value (NAV): A fund's NAV is calculated by subtracting the liabilities of the fund from its total assets and then dividing the remainder by the number of shares outstanding. Fund NAVs are calculated at the end of each business day.

Taxable-Equivalent Yield: The yield necessary from a fully taxable investment to equal, on an after-tax basis, the yield of a municipal bond investment.

---------
Each Fund intends to repurchase shares of its own common or preferred stock in the future at such times and in such amounts as is deemed advisable. No shares were repurchased during the fiscal year ended July 31, 2003. Any future repurchases will be reported to shareholders in the next annual or semiannual report.

                             Serving Investors
                                       FOR GENERATIONS

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions. For the past century, Nuveen Investments has adhered to the belief that the best approach to investing is to apply conservative risk-management principles to help minimize volatility.

Building on this tradition, we today offer a range of high quality equity and fixed-income solutions that are integral to a well-diversified core portfolio. Our clients have come to appreciate this diversity, as well as our continued adherence to proven, long-term investing principles.

Managing $80 billion in assets, Nuveen Investments offers access to a number of different asset classes and investing solutions through a variety of products. Nuveen Investments markets its capabilities under four distinct brands: Nuveen, a leader in tax-free investments; NWQ, a leader in value-style equities; Rittenhouse, a leader in growth-style equities; and Symphony, a leading institutional manager of market-neutral alternative investment portfolios.

To learn more about the products and services Nuveen Investments offers and for a prospectus, where applicable, talk to your financial advisor, or call us at
(800) 257-8787. Please read the information carefully before you invest.



Distributed by

NUVEEN INVESTMENTS, LLC | 333 West Wacker Drive | Chicago, Illinois 60606 | www.nuveen.com



                                                                     EAN-B-0703D

ITEM 2. CODE OF ETHICS.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. The registrant has posted such code of ethics on its website at www.nuveen.com/etf.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant's board of directors has determined that the registrant has at least one "audit committee financial expert" (as defined in Item 3 of Form N-CSR) serving on its audit committee. The registrant's audit committee financial expert is William E. Bennett, who is "independent" for purposes of
Item 3 of Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable at this time.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable at this time.

ITEM 6. [RESERVED]

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

In the rare event that a municipal issuer held by the Fund were to issue a proxy or that the Fund were to receive a proxy issued by a cash management security, Nuveen Advisory Corp. (the "Adviser") would either engage an independent third party to determine how the proxy should be voted or vote the proxy with the consent, or based on the instructions, of the Fund's Board of Directors or Trustees or its representative. A member of the Adviser's legal department would oversee the administration of the voting, and ensure that records were maintained in accordance with Rule 206(4)-6, reports were filed with the SEC on Form N-PX, and the results provided to the Board of Directors or Trustees and made available to shareholders as required by applicable rules.

ITEM 8. [RESERVED]

ITEM 9. CONTROLS AND PROCEDURES.

     (a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the
          Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

     (b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant's last fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 10. EXHIBITS.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable because posted on registrant's website.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)) in the exact form set forth below: Ex-99.CERT Attached hereto.

(b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certification required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed "filed" for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference. Ex-99.906 CERT attached hereto.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Michigan Dividend Advantage Municipal Fund
            -----------------------------------------------------------

By (Signature and Title)* /s/ Jessica R. Droeger
                         ----------------------------------------------
                          Jessica R. Droeger
                          Vice President and Secretary

Date: October 8, 2003
    -------------------------------------------------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ Gifford R. Zimmerman
                         ----------------------------------------------
                          Gifford R. Zimmerman
                          Chief Administrative Officer
                          (Principal Executive Officer)

Date: October 8, 2003
    -------------------------------------------------------------------

By (Signature and Title)* /s/ Stephen D. Foy
                         ----------------------------------------------
                          Stephen D. Foy
                          Vice President and Controller
                          (Principal Financial Officer)

Date: October 8, 2003
    -------------------------------------------------------------------



* Print the name and title of each signing officer under his or her signature.